                                UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                  FORM N-CSR

             CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                             INVESTMENT COMPANIES


Investment Company Act file number:                   811-07343

Exact name of registrant as specified in charter:     The Prudential Investment
                                                      Portfolios Inc.

Address of principal executive offices:               Gateway Center 3
                                                      100 Mulberry Street
                                                      Newark, New Jersey 07102

Name and address of agent for service:                Marguerite E. H. Morrison
                                                      Gateway Center 3
                                                      100 Mulberry Street
                                                      Newark, New Jersey 07102

Registrant's telephone number, including area code:   973-367-7525

Date of fiscal year end:                              September 30, 2003

Date of reporting period:                             September 30, 2003

Item 1 -- Reports to Stockholders

Dryden Active Balanced Fund

Formerly known as Prudential Active Balanced Fund

SEPTEMBER 30, 2003   ANNUAL REPORT

FUND TYPE
Balanced/allocation

OBJECTIVE
Income and long-term growth of capital

This report is not authorized for
distribution to prospective investors
unless preceded or accompanied by
a current prospectus.

The views expressed in this report
and information about the Fund's
portfolio holdings are for the period
covered by this report and are subject
to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.


JennisonDrydenMutualFunds

Dear Shareholder,                                November 21, 2003

Recent stories in the media have painted an unflattering portrait of the mutual fund industry. There has also been press coverage of Prudential, almost all of which has been focused on former brokers of Prudential Securities.* As the manager of JennisonDryden mutual funds, we at Prudential Investments share your concern over these investigations.

State and federal authorities have requested information regarding trading practices from many mutual fund companies from across the nation. Prudential Investments has been cooperating with those inquiries and, at the same time, participating in an internal review. This review includes activity by the investment professionals of Prudential-managed funds, as well as the policies, systems, and procedures of Prudential Financial's investment units and its proprietary distribution channels, including the former Prudential Securities.

Market timing
While market timing is not illegal, Prudential Investments has actively discouraged disruptive market timing, and for years, our mutual fund prospectuses have identified and addressed this issue. Our mutual fund business has established operating policies and procedures that are designed to detect and deter frequent trading activities deemed disruptive to the management of Prudential-managed mutual fund portfolios, and we have rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of JennisonDryden Mutual Funds, and Prudential Investment Management Services, the distributor of the funds, are part of the Investment Management segment of Prudential Financial, Inc. and are separate legal entities from Prudential Securities, a retail brokerage firm formerly owned by Prudential Financial. In February 2003, Prudential Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July 2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities, and Prudential Financial owns the remaining 38%.

Late trading
SEC rules require that orders to purchase or redeem fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally 4:00 p.m., Eastern time) if they are to receive that day's price. While we can't be absolutely certain that no intermediary has accepted a late trade, our contracts with intermediaries require that they adhere to our prohibition on late trading.

For more than 40 years Prudential has offered investors quality investment products, financial guidance, and responsive customer service. Today, as the manager of JennisonDryden mutual funds, we remain committed to this heritage and to the highest ethical principles in our investment practices.


Sincerely,


Judy A. Rice, President
The Prudential Investment Portfolios, Inc./Dryden Active Balanced Fund

      The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 1

Your Fund's Performance

Fund Objective
The investment objective of the Dryden Active Balanced Fund (the Fund) is income and long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns(1) as of 9/30/03
                              One Year    Five Years    Ten Years    Since Inception(2)
Class A                         21.91%      20.01%         N/A          43.72%
Class B                         20.96       15.77          N/A          36.84
Class C                         20.96       15.77          N/A          36.84
Class Z                         22.11       21.86         95.94%       116.51
S&P 500 Index(3)                24.37        5.08        160.43           ***
Lehman Brothers
Aggregate Bond Index(4)          5.41       37.83         95.26          ****
Customized Blend Index(5)       16.27       20.06        136.36         *****
Lipper Balanced Funds Avg.(6)   15.87       16.79        108.57        ******

Average Annual Total Returns1 as of 9/30/03
                              One Year    Five Years    Ten Years    Since Inception(2)
Class A                         15.81%       2.66%         N/A           4.62%
Class B                         15.96        2.82          N/A           4.65
Class C                         18.76        2.76          N/A           4.50
Class Z                         22.11        4.03          6.96%         7.46
S&P 500 Index(3)                24.37        1.00         10.04           ***
Lehman Brothers
Aggregate Bond Index(4)          5.41        6.63          6.92          ****
Customized Blend Index(5)       16.27        3.72          8.98         *****
Lipper Balanced Funds Avg.(6)   15.87        3.02          7.46        ******

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. (1)Source: Prudential Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charge would reduce the cumulative total returns performance quoted. The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. (2)Inception dates: Class A, B, and C, 11/7/96; and Class Z, 1/4/93. (3)The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U. S. stock prices have performed.
(4)The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed. (5)The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers Aggregate Bond Index (40.0%), and the T-Bill

2 Visit our website at www.jennisondryden.com

3-Month Blend (2.5%). (6)The Lipper Balanced Funds Average (Lipper Average) represents returns based on the average return of all funds in the Lipper Balanced Funds category for the periods noted. Funds in the Lipper Average are funds whose primary objective is to conserve principal by maintaining at all times a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%:40%. Investors cannot invest directly in an index. The returns for indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes. Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P 500 Index Closest Month-End to Inception cumulative total returns are 56.64% for Class A, B, and C; and 180.14% for Class Z. S&P 500 Index Closest Month-End to Inception average annual total returns are 6.70% for Class A, B, and C; and 10.06% for Class Z. ****Lehman Brothers Aggregate Bond Index Closest Month-End to Inception cumulative total returns are 64.97% for Class A, B, and C; and 114.17% for Class Z. Lehman Brothers Aggregate Bond Index Closest Month-End to Inception average annual total returns are 7.51% for Class A, B, and C; and 7.34% for Class Z. *****Customized Blend Index Closest Month-End to Inception cumulative total returns are 63.97% for Class A, B, and C; and 156.00% for Class Z. Customized Blend Index Closest Month-End to Inception average annual total returns are 7.41% for Class A, B, and C; and 9.14% for Class Z. ******Lipper Average Closest Month-End to Inception cumulative total returns are 48.07% for Class A, B, and C; and 127.38% for Class Z. Lipper Average Closest Month-End to Inception average annual total returns are 5.71% for Class A, B, and C; and 7.80% for Class Z.


Five Largest Holdings
expressed as a percentage of net investments as of 9/30/03

Microsoft Corp., Computer Software & Services    1.8%
General Electric Co., Diversified Operations     1.7
Intel Corp., Semiconductors                      1.7
Citigroup, Inc., Financial Services              1.5
Cisco Systems, Inc., Networking                  1.4

Holdings are subject to change


Five Largest Equity Industries
expressed as a percentage of net assets as of 9/30/03

Financial Services                               8.9%
Pharmaceuticals                                  4.3
Computer Software & Services                     4.0
Banking                                          3.8
Medical Products & Services                      3.6

Industry weightings are subject to change

      The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 3

Investment Adviser's Report

Active Asset Allocation
Asset class exposure can have a greater impact on returns over the long term than the selection of individual securities. We use quantitative models to determine which market sectors offer the best opportunities. Using companies' earnings expectations and stock prices, we compare the expected returns on stocks with the interest rates on bonds. We monitor our allocation daily and try to increase the proportion of the type of security that we believe to be the best value at any given time. We implement most of these allocation changes with stock and bond futures contracts because trading these futures contracts is generally quicker and less expensive than trading the underlying securities. Our neutral position is 57.5% stocks, 40.0% bonds, and 2.5% cash.

Over the 12 months ended September 30, 2003, the Fund's return on Class A shares was slightly below the 24.37% of the S&P 500 Index, but six percentage points above the Lipper Balanced Funds Average. The Lehman Brothers Aggregate Bond Index rose only 5.41%. The Fund's significant overweight in stocks--an allocation above its neutral position of 57.5%--and the good performance of both its stock and bond portfolios all contributed to its performance.

Our Quantitative Stock Strategy
We attempt to beat the performance of the S&P 500 Index while maintaining a similar risk profile--that is to say, we normally hold industry, sector, and market capitalization (the amount we invest in firms of various sizes) profiles fairly close to those of the S&P 500 Index. Within these limits, we slightly emphasize stocks that our models rank as inexpensive for their growth potential and underweight those that appear to be too expensive. The return of the Fund's stock portfolio will deviate from that of the S&P 500 Index, but we believe our risk controls reduce vulnerability to any single market influence.

The stock portfolio outperformed the S&P 500 Index over the Fund's reporting period largely because of our selection of securities within the financial, healthcare, and telecommunication services sectors. In the financial sector, we overweighted J. P. Morgan Chase & Co. (+91%) and Countrywide Financial Corp. (+67%), while underweighting American International Group (+6%). In addition, the portfolio did not hold Fifth Third Bancorp (-8%), which detracted from the performance of the S&P 500 Index, and held New York Community Bancorp (+54%), which was not in the Index. In the healthcare sector, the largest contribution came from a position in Genentech (+146%), which was not in the S&P 500 Index. In the telecommunication services sector, the largest positive contribution to the portfolio's return came from overweighting Nextel Communications (+161%).


Note: The numbers in parentheses represent the securities' returns over the Fund's full one-year reporting period. The portfolio's position may have varied in size during that period.

4 Visit our website at www.jennisondryden.com

From a broader perspective, the portfolio benefited from being slightly tilted toward smaller-capitalization stocks. During the Fund's reporting period, smaller-cap stocks within the S&P 500 universe significantly outperformed larger stocks. The portfolio also benefited from overweighting stocks of companies whose earnings were expected to grow faster than average, as they were the better performers during the period.

Bonds
We seek to outperform the Lehman Brothers Aggregate Bond Index by investing in a diversified mix of U.S. government bonds, mortgage backed securities, and investment grade corporate bonds. In selecting bonds, we look for those that are attractively priced relative to comparable bonds as well as bonds that we expect to increase in price given our outlook for interest rates, the economy, or a specific segment of the bond markets. We develop individual outlooks for the major segments of the bond markets and may emphasize one segment to a greater extent than its representation in the Fund's target index.

The Fund's bond holdings exceeded their target, primarily because of our security selection within the corporate and mortgage backed sectors, and the Fund's overweight in investment-grade corporate bonds during the fourth quarter of 2002.

During the fourth quarter of 2002, investment-grade corporate bonds experienced strong performance relative to Treasuries after suffering through one of the worst credit cycles in history during the first nine months of the year. As the corporate debt market continued to recover in the early months of 2003, we reduced the portfolio's overweight in investment-grade corporate bonds while emphasizing certain lower quality bonds whose prices still were relatively attractive. These included bonds of telecommunication, energy, utility, and cable television companies that had been highly leveraged and were strengthening their balance sheets. The price gap (the spread) between these bonds and other corporate bonds narrowed, and the Fund's return benefited from our emphasis. In addition, we underweighted industries lacking pricing power or facing vigorous competition.

In mortgage backed bonds, we have consistently maintained a neutral weighting versus the benchmark and have improved the portfolio's return by maintaining our focus on issues with below-average vulnerability to prepayments. In addition, the portfolio's focus on 30-year mortgages most in demand by bank and agencies contributed to outperformance.


Dryden Active Balanced Fund Management Team


---------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

      The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 5

Portfolio of Investments
as of September 30, 2003

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  94.1%
 COMMON STOCKS  71.1%
 ADVERTISING
 -----------------------------------------------------------------------------------
        1,000          ADVO, Inc.(a)                                     $        41,630
        2,100          Getty Images, Inc.(a)                                      73,836
                                                                         ---------------
                                                                                 115,466
 AEROSPACE/DEFENSE  1.2%
 -----------------------------------------------------------------------------------
        9,400          Alliant Techsystems, Inc.(a)                              451,670
        9,300          Armor Holdings, Inc.(a)                                   155,775
        1,200          Curtiss-Wright Corp.(f)                                    84,744
        9,500          Herley Industries, Inc.(a)                                166,440
       30,000          Lockheed Martin Corp.                                   1,384,500
       33,600          Northrop Grumman Corp.(f)                               2,896,992
        3,100          Orbital Sciences Corp.(a)                                  28,768
          100          Teledyne Technologies, Inc.(a)                              1,455
        6,700          United Defense Industries, Inc.(a)                        190,213
       35,400          United Technologies Corp.                               2,735,712
                                                                         ---------------
                                                                               8,096,269
 AIRLINES  0.5%
 -----------------------------------------------------------------------------------
       18,700          ExpressJet Holdings, Inc.(a)(f)                           258,060
       55,500          JetBlue Airways Corp.(a)(f)                             3,383,835
                                                                         ---------------
                                                                               3,641,895
 APPAREL  0.6%
 -----------------------------------------------------------------------------------
        1,400          Aeropostale, Inc.(a)                                       37,870
        1,300          Chico's FAS, Inc.(a)(f)                                    39,832
       20,300          Christopher & Banks Corp.                                 484,358
       38,400          Coach, Inc.(a)                                          2,096,640
        2,900          K-Swiss, Inc., Class A                                    104,371
        6,100          Kellwood Co.                                              204,045
       36,600          Limited Brands                                            551,928
        2,300          Liz Claiborne, Inc.                                        78,315
        9,450          Pacific Sunwear of California, Inc.(a)                    195,237
        1,500          Reebok International, Ltd.                                 50,145
        2,300          The Finish Line, Inc., Class A(a)                          60,490
        4,800          Timberland Co., Class A(a)                                204,768
        3,500          Vans, Inc.(a)                                              38,150
                                                                         ---------------
                                                                               4,146,149

See Notes to Financial Statements.

6 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 AUTO PARTS & EQUIPMENT  0.3%
 -----------------------------------------------------------------------------------
       18,800          American Axle & Manufacturing Holdings, Inc.(a)   $       556,104
          200          Autoliv, Inc.                                               6,034
        2,300          Dura Automotive Systems, Inc.(a)                           21,896
       15,800          Gentex Corp.(a)                                           550,472
       31,050          Rent-A-Center, Inc.(a)                                  1,002,915
                                                                         ---------------
                                                                               2,137,421
 AUTOMOBILES & TRUCKS  0.6%
 -----------------------------------------------------------------------------------
        1,300          Arctic Cat, Inc.                                           25,129
      137,900          Ford Motor Co.(f)                                       1,485,183
       57,276          General Motors Corp.(f)                                 2,344,307
        2,300          Oshkosh Truck Corp.                                        91,103
        4,259          Visteon Corp.                                              28,109
       10,900          Wabash National Corp.(a)(f)                               173,855
                                                                         ---------------
                                                                               4,147,686
 BANKING  3.8%
 -----------------------------------------------------------------------------------
       25,000          AmSouth Bancorporation                                    530,500
        3,000          Associated Banc-Corp                                      113,400
      120,200          Bank One Corp.                                          4,645,730
        2,800          BB&T Corp.                                                100,548
       38,500          Charter One Financial, Inc.                             1,178,100
        2,200          City Holding Co.                                           73,040
       29,700          Commerce Bancorp, Inc.                                  1,422,927
          300          First BanCorp, (Puerto Rico)                                9,225
       17,800          First Tennessee National Corp.                            755,788
          800          Flagstar Bancorp, Inc.                                     18,360
        2,900          Hudson United Bancorp                                     101,993
       19,800          Huntington Bancshares, Inc.                               391,842
        9,300          KeyCorp                                                   237,801
        5,600          Local Financial Corp.(a)                                  100,184
        3,400          Marshall & Ilsley Corp.                                   107,168
          100          Mercantile Bank Corp.                                       3,320
       67,500          National City Corp.                                     1,988,550
       79,466          New York Community Bancorp, Inc.(f)                     2,503,974
       39,000          Popular, Inc.                                           1,552,200

                                              See Notes to Financial Statements.

      The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 7

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
       18,200          Regions Financial Corp.                           $       623,350
        1,900          Republic Bancorp, Inc.                                     25,308
          400          Second Bancorp, Inc.                                       10,900
       22,400          SouthTrust Corp.                                          658,336
        2,000          Suntrust Banks, Inc.                                      120,740
      119,356          U.S. Bancorp                                            2,863,350
       31,850          Union Planters Corp.                                    1,007,734
       12,000          UnionBanCal Corp.                                         595,200
      103,300          Wachovia Corp.                                          4,254,927
        2,600          Wintrust Financial Corp.                                   97,942
                                                                         ---------------
                                                                              26,092,437
 BEVERAGES  1.6%
 -----------------------------------------------------------------------------------
       80,300          Anheuser-Busch Companies, Inc.                          3,962,002
       45,000          Coca-Cola Co.                                           1,933,200
      120,800          Pepsi Bottling Group, Inc.                              2,486,064
       10,300          PepsiAmericas, Inc.                                       149,247
       49,400          PepsiCo, Inc.                                           2,264,002
                                                                         ---------------
                                                                              10,794,515
 BUILDING & CONSTRUCTION  1.1%
 -----------------------------------------------------------------------------------
        3,200          American Woodmark Corp.                                   143,232
          800          Centex Construction Products, Inc.                         35,736
       14,200          D.R. Horton, Inc.(f)                                      464,340
          100          Encore Wire Corp.(a)                                        1,320
          400          Genlyte Group, Inc.(a)                                     17,808
          800          Hovnanian Enterprises, Inc., Class A(a)                    51,496
       30,000          KB HOME                                                 1,789,800
        3,200          Lafarge North America, Inc.                               111,360
        2,200          M.D.C. Holdings, Inc.                                     118,800
      102,200          Masco Corp.                                             2,501,856
          300          Meritage Corp.(a)                                          14,175
          500          NVR, Inc.(a)                                              233,250
       16,300          Pulte Homes, Inc.                                       1,108,563
        2,000          Ryland Group, Inc.(f)                                     146,220
       16,300          Standard Pacific Corp.                                    617,770
        8,600          Trex Co., Inc.(a)                                         267,030
        2,000          Walter Industries, Inc.                                    21,460
        8,300          WCI Communities, Inc.(a)                                  136,950
                                                                         ---------------
                                                                               7,781,166

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 BUSINESS SERVICES  0.3%
 -----------------------------------------------------------------------------------
       10,400          Digital Insight Corp.(a)                          $       206,960
        1,500          Global Imaging Systems, Inc.(a)                            36,900
        4,200          HON INDUSTRIES, Inc.                                      155,232
          500          Keynote Systems, Inc.(a)                                    5,825
        9,500          The Corporate Executive Board Co.(a)                      446,025
       89,800          Xerox Corp.(a)(f)                                         921,348
                                                                         ---------------
                                                                               1,772,290
 CHEMICALS  0.8%
 -----------------------------------------------------------------------------------
        1,000          Airgas, Inc.                                               17,800
       16,900          FMC Corp.(a)                                              425,880
        1,800          Georgia Gulf Corp.                                         42,030
       14,700          Hercules, Inc.(a)                                         166,551
        4,500          MacDermid, Inc.                                           119,025
      100,599          Monsanto Co.(f)                                         2,408,340
        1,200          Octel Corp.                                                20,880
       66,300          OM Group, Inc.(a)                                         970,632
        1,400          PPG Industries, Inc.                                       73,108
        9,000          Praxair, Inc.                                             557,550
       42,900          RPM, Inc.                                                 560,274
        4,000          Sensient Technologies Corp.                                84,000
        4,600          Wellman, Inc.                                              34,546
                                                                         ---------------
                                                                               5,480,616
 COMMERCIAL SERVICES  0.4%
 -----------------------------------------------------------------------------------
        1,600          Coinstar, Inc.(a)(f)                                       21,520
       63,300          Convergys Corp.(a)                                      1,160,922
       33,700          InterActiveCorp(a)(f)                                   1,113,785
        2,900          MemberWorks, Inc.(a)                                       92,278
          600          Pre-Paid Legal Services, Inc.(a)(f)                        14,052
          600          Priceline.com, Inc.(a)                                     17,394
       13,700          ValueClick, Inc.(a)                                       115,217
                                                                         ---------------
                                                                               2,535,168
 COMPUTER SOFTWARE & SERVICES  4.0%
 -----------------------------------------------------------------------------------
       13,350          Activision, Inc.(a)                                       159,532
        3,600          Amazon.com, Inc.(a)(f)                                    174,096
        3,300          BARRA, Inc.(a)                                            123,915
       89,600          Citrix Systems, Inc.(a)(f)                              1,978,368

                                              See Notes to Financial Statements.

      The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 9

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
        3,200          Computer Associates International, Inc.(f)        $        83,552
       23,600          DST Systems, Inc.(a)(f)                                   887,360
       21,600          EarthLink, Inc.(a)                                        177,768
       22,600          Electronic Arts, Inc.(a)                                2,084,398
        5,700          Informatica Corp.(a)                                       42,465
       16,500          John H. Harland Co.                                       436,755
       21,500          Keane, Inc.(a)                                            274,770
       32,500          Micromuse, Inc.(a)                                        265,850
      460,100          Microsoft Corp.                                        12,786,179
        2,400          Netegrity, Inc.(a)                                         24,024
       13,200          NetScreen Technologies, Inc.(a)                           293,436
      324,900          Oracle Corp.(a)                                         3,645,378
       13,000          Reynolds & Reynolds Co., Class A                          358,150
        6,500          Sohu.com, Inc.(a)                                         202,150
        8,500          Sybase, Inc.(a)                                           144,585
       22,500          Symantec Corp.(a)(f)                                    1,417,950
        1,800          TALX Corp.                                                 44,316
       10,800          Unisys Corp.(a)                                           146,124
       32,000          VeriSign, Inc.(a)                                         431,040
       50,600          Yahoo!, Inc.(a)(f)                                      1,790,228
                                                                         ---------------
                                                                              27,972,389
 COMPUTER SYSTEMS/PERIPHERALS  3.1%
 -----------------------------------------------------------------------------------
      130,700          Dell, Inc.(a)                                           4,364,073
       11,100          Electronics for Imaging, Inc.(a)(f)                       258,852
       81,500          EMC Corp.(a)(f)                                         1,029,345
      128,093          Hewlett-Packard Co.                                     2,479,880
        4,400          Imation Corp.                                             143,660
      100,200          International Business Machines Corp.                   8,850,666
        8,800          Iomega Corp.(a)                                            98,032
       39,700          Lexmark International, Inc.(a)(f)                       2,501,497
       22,600          Mercury Computer Systems, Inc.(a)                         482,058
          200          SanDisk Corp.(a)(f)                                        12,748
       83,100          Western Digital Corp.(a)                                1,071,159
                                                                         ---------------
                                                                              21,291,970
 CONTAINERS  0.4%
 -----------------------------------------------------------------------------------
       19,500          Ball Corp.                                              1,053,000
        2,000          Chesapeake Corp.                                           45,080
       10,400          Owens-Illinois, Inc.(a)                                   118,768
       89,600          Pactiv Corp.(a)                                         1,817,088
        3,300          Rock-Tenn Co., Class A                                     48,114
                                                                         ---------------
                                                                               3,082,050

See Notes to Financial Statements.

10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 COSMETICS/TOILETRIES  0.6%
 -----------------------------------------------------------------------------------
        1,600          Avon Products, Inc.(f)                            $       103,296
        4,200          Chattem, Inc.(a)                                           58,296
        4,700          Colgate-Palmolive Co.                                     262,683
       78,700          Gillette Co.                                            2,516,826
       26,900          Kimberly-Clark Corp.                                    1,380,508
          800          Nu Skin Enterprises, Inc., Class A                         10,200
                                                                         ---------------
                                                                               4,331,809
 DATA PROCESSING/MANAGEMENT  0.3%
 -----------------------------------------------------------------------------------
       21,900          Acxiom Corp.(a)                                           345,144
        1,400          Certegy, Inc.                                              44,954
       17,800          CSG Systems International, Inc.(a)                        262,906
        5,900          eFunds Corp.(a)                                            72,865
       17,300          Fair Issac Corp.                                        1,020,008
        5,900          First Data Corp.                                          235,764
       13,800          Right Management Consultants, Inc.(a)                     249,504
          500          SOURCECORP, Inc.(a)                                        11,625
                                                                         ---------------
                                                                               2,242,770
 DISTRIBUTION/WHOLESALE  0.3%
 -----------------------------------------------------------------------------------
       16,500          CDW Corp.(f)                                              952,710
        9,300          Handleman Co.                                             156,984
       31,650          SCP Pool Corp.(a)                                         880,503
        3,200          Watsco, Inc.                                               61,152
                                                                         ---------------
                                                                               2,051,349
 DIVERSIFIED CONSUMER PRODUCTS  1.1%
 -----------------------------------------------------------------------------------
       27,100          Clorox Co.                                              1,243,077
       49,600          Dial Corp.                                              1,068,384
        3,000          Fossil, Inc.(a)                                            72,690
       56,700          Procter & Gamble Co.                                    5,262,894
          300          WD-40 Co.                                                   9,507
                                                                         ---------------
                                                                               7,656,552
 DIVERSIFIED MANUFACTURING  1.5%
 -----------------------------------------------------------------------------------
       36,400          3M Co.                                                  2,514,148
        5,600          Actuant Corp., Class A(a)                                 314,440
       12,700          Acuity Brands, Inc.                                       229,362
          300          Crane Co.                                                   7,023

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 11

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
       21,600          Danaher Corp.                                     $     1,595,376
       63,900          Energizer Holdings, Inc.(a)(f)                          2,349,603
        1,300          ESCO Technologies, Inc.(a)                                 58,851
          900          Honeywell International, Inc.                              23,715
        1,800          Ingersoll-Rand Co., Class A (Bermuda)                      96,192
          400          Matthews International Corp., Class A                      10,564
       10,700          Pentair, Inc.                                             426,609
       26,500          Thermo Electron Corp.(a)                                  575,050
        2,600          Trinity Industries, Inc.                                   67,210
       97,400          Tyco International, Ltd. (Bermuda)                      1,989,882
                                                                         ---------------
                                                                              10,258,025
 DIVERSIFIED OPERATIONS  1.7%
 -----------------------------------------------------------------------------------
       27,300          Cendant Corp.(a)(f)                                       510,237
      376,150          General Electric Co.                                   11,213,031
                                                                         ---------------
                                                                              11,723,268
 EDUCATION  0.8%
 -----------------------------------------------------------------------------------
       33,400          Apollo Group, Inc., Class A(a)(f)                       2,205,402
       22,200          Corinthian Colleges, Inc.(a)                            1,268,952
        6,100          Education Management Corp.(a)                             351,787
       20,000          ITT Educational Services, Inc.(a)(f)                      958,400
        3,500          Learning Tree International, Inc.(a)                       58,695
        7,000          Renaissance Learning, Inc.(a)(f)                          165,200
        8,300          University of Phoenix Online(a)                           552,614
                                                                         ---------------
                                                                               5,561,050
 ELECTRICAL UTILITIES  1.5%
 -----------------------------------------------------------------------------------
        6,800          Allegheny Energy, Inc.(a)(f)                               62,152
       23,300          Alliant Energy Corp.                                      512,600
        2,100          American States Water Co.                                  49,497
        7,500          Cleco Corp.                                               122,550
        2,900          CMS Energy Corp.                                           21,373
        1,600          Dominion Resources, Inc.                                   99,040
        8,400          DTE Energy Co.(f)                                         309,876
       26,100          Duke Energy Corp.                                         464,841
      104,200          Edison International(a)(f)                              1,990,220
       17,500          Exelon Corp.                                            1,111,250
       29,100          FirstEnergy Corp.                                         928,290
       29,800          Kinder Morgan, Inc.                                     1,609,498
       47,600          PPL Corp.                                               1,949,220

See Notes to Financial Statements.

12 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
        8,300          Public Service Enterprise Group, Inc.(f)          $       348,600
        2,270          Reliant Resources, Inc.(a)(f)                              11,622
        2,500          Southern Union Co.(a)                                      42,500
       19,900          TXU Corp.(f)                                              468,844
                                                                         ---------------
                                                                              10,101,973
 ELECTRONIC COMPONENTS  0.6%
 -----------------------------------------------------------------------------------
        8,200          Artesyn Technologies, Inc.(a)                              62,156
       10,000          Benchmark Electronics, Inc.(a)(f)                         422,700
        1,100          C&D Technologies, Inc.                                     20,812
        7,300          Cognex Corp.                                              191,917
        2,600          CTS Corp.                                                  32,006
          600          Daktronics, Inc.(a)                                         9,606
        4,300          DSP Group, Inc.(a)                                        107,113
        9,500          Emerson Electric Co.                                      500,175
        4,250          Engineered Support Systems, Inc.                          257,125
       15,700          Harman International Industries, Inc.                   1,544,095
        1,600          Innovex, Inc.(a)                                           15,920
        3,000          Intermagnetics General Corp.(a)                            67,080
          500          InVision Technologies, Inc.(a)                             12,170
       14,400          L-3 Communications Holdings, Inc.(a)                      622,800
        4,100          Mentor Graphics Corp.(a)(f)                                71,873
       17,900          Methode Eletronics, Inc., Class A                         211,399
        8,600          Paxar Corp.(a)                                            110,080
          300          Planar Systems, Inc.(a)                                     6,435
                                                                         ---------------
                                                                               4,265,462
 FINANCIAL SERVICES  8.9%
 -----------------------------------------------------------------------------------
        8,500          Affiliated Managers Group, Inc.(a)                        533,800
        7,700          Allied Capital Corp.(f)                                   189,343
       24,400          American Express Co.                                    1,099,464
       91,260          Bank of America Corp.                                   7,121,930
       24,600          Capital One Financial Corp.(f)                          1,403,184
      219,360          Citigroup, Inc.                                         9,983,074
        2,600          CompuCredit Corp.(a)                                       45,500
       12,800          Countrywide Financial Corp.(f)                          1,001,984
       18,000          Deluxe Corp.                                              722,520
       10,400          Dime Community Bancshares                                 239,200
       14,500          Doral Financial Corp.                                     681,500
          500          Downey Financial Corp.                                     23,365
       33,000          Fannie Mae                                              2,316,600

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 13

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
        1,900          Federated Investors, Inc., Class B                $        52,630
       55,544          FleetBoston Financial Corp.                             1,674,652
       12,100          Golden West Financial Corp.                             1,083,071
       20,900          Goldman Sachs Group, Inc.                               1,753,510
       17,800          GreenPoint Financial Corp.                                531,508
       62,300          H&R Block, Inc.(f)                                      2,688,245
       10,600          IndyMac Bancorp, Inc.                                     245,602
       14,400          Interactive Data Corp.(a)                                 227,520
          200          Irwin Financial Corp.                                       4,860
      171,410          J.P. Morgan Chase                                       5,884,505
       31,200          Knight Trading Group, Inc.(a)(f)                          357,240
        5,500          Lehman Brothers Holdings, Inc.                            379,940
       23,325          MBNA Corp.                                                531,810
        1,400          Metris Cos., Inc.                                           5,768
       31,700          Moody's Corp.                                           1,742,549
       45,700          Morgan Stanley                                          2,306,022
        6,650          New Century Financial Corp.                               188,328
          100          Nuveen Investments, Class A                                 2,750
       37,200          PNC Financial Services Group                            1,769,976
       89,700          Principal Financial Group, Inc.                         2,779,803
          900          Sky Financial Group, Inc.                                  20,259
       36,000          SLM Corp.                                               1,402,560
       37,200          The Bear Stearns Companies, Inc.(f)                     2,782,560
      109,050          Washington Mutual, Inc.                                 4,293,298
       67,700          Wells Fargo & Co.                                       3,486,550
                                                                         ---------------
                                                                              61,556,980
 FOODS  1.2%
 -----------------------------------------------------------------------------------
       55,400          Albertson's, Inc.(f)                                    1,139,578
       45,700          Archer-Daniels-Midland Co.                                599,127
          800          Chiquita Brands International, Inc.(a)                     14,160
       33,650          Dean Foods Co.(a)                                       1,044,160
        8,100          General Mills, Inc.                                       381,267
       10,500          H.J. Heinz Co.                                            359,940
        8,000          International Multifoods Corp.(a)                         186,800
       29,800          Kraft Foods, Inc., Class A(f)                             879,100
       48,700          Kroger Co.(a)(f)                                          870,269
        4,400          Ralcorp Holdings, Inc.(a)                                 121,880
        2,900          Sanderson Farms, Inc.                                      91,234
       29,500          Sara Lee Corp.                                            541,620
        4,000          Smithfield Foods, Inc.(a)                                  76,800
        6,900          Sysco Corp.                                               225,699
       93,000          Tyson Foods, Inc., Class A(f)                           1,314,090
       83,100          Winn-Dixie Stores, Inc.(f)                                801,915
                                                                         ---------------
                                                                               8,647,639

See Notes to Financial Statements.

14 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 HEALTH CARE SERVICES  1.5%
 -----------------------------------------------------------------------------------
       35,500          Anthem, Inc.(a)(f)                                $     2,532,215
        8,300          Express Scripts, Inc., Class A(a)(f)                      507,545
        6,000          First Health Group Corp.(a)(f)                            156,900
       15,500          Health Net, Inc.(a)                                       490,885
       12,100          Humana, Inc.(a)                                           218,405
        9,700          Oxford Health Plans, Inc.(a)                              400,707
       12,300          PacifiCare Health Systems, Inc.(a)                        600,240
        3,200          Sierra Health Services, Inc.(a)(f)                         65,760
       71,800          UnitedHealth Group, Inc.                                3,612,976
       31,600          US Oncology, Inc.(a)(f)                                   230,996
       25,000          WellPoint Health Networks, Inc.(a)                      1,927,000
                                                                         ---------------
                                                                              10,743,629
 HOUSEHOLD DURABLES  0.1%
 -----------------------------------------------------------------------------------
          300          Bassett Furniture Industries, Inc.                          4,065
          700          Kimball International, Inc., Class B                       10,262
        1,500          Mohawk Industries, Inc.(a)                                106,980
       22,800          Yankee Candle Co., Inc.(a)                                580,944
                                                                         ---------------
                                                                                 702,251
 INSURANCE  2.8%
 -----------------------------------------------------------------------------------
       27,000          ACE, Ltd. (Bermuda)                                       893,160
       13,000          Aetna, Inc.                                               793,390
       26,500          Allstate Corp.                                            968,045
       14,500          American Financial Group, Inc.                            315,375
       70,259          American International Group, Inc.                      4,053,944
       17,200          AmerUs Group Co.(f)                                       584,800
       16,700          Brown & Brown, Inc.                                       514,026
       10,700          CIGNA Corp.(f)                                            477,755
       43,500          Fidelity National Financial, Inc.(f)                    1,307,610
        1,500          First American Corp.                                       37,350
       59,900          John Hancock Financial Services, Inc.(f)                2,024,620
        5,000          LandAmerica Financial Group, Inc.                         229,200
       60,200          MetLife, Inc.                                           1,688,610
        6,000          Old Republic International Corp.                          198,540
       28,900          St. Paul Companies, Inc.                                1,070,167
        2,000          Stewart Information Services Corp.(a)                      56,480
       49,300          Travelers Property Casualty Corp., Class A                782,884
      150,888          Travelers Property Casualty Corp., Class B              2,396,102
       77,000          UnumProvident Corp.(f)                                  1,137,290
                                                                         ---------------
                                                                              19,529,348

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 15

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 LEISURE & TOURISM  0.3%
 -----------------------------------------------------------------------------------
        1,500          Ameristar Casinos, Inc.(a)                        $        37,560
       10,500          Aztar Corp.(a)                                            185,955
        4,300          International Game Technology                             121,045
          300          Isle of Capri Casinos, Inc.(a)                              5,943
       65,300          Park Place Entertainment Corp.(a)                         588,353
       27,800          Station Casinos, Inc.                                     850,680
                                                                         ---------------
                                                                               1,789,536
 MACHINERY & EQUIPMENT  0.2%
 -----------------------------------------------------------------------------------
        8,600          Albany International Corp., Class A                       265,224
          500          Applied Industrial Technologies, Inc.                       9,935
          400          Baldor Electric Co.                                         8,444
        1,400          Briggs & Stratton Corp.                                    82,264
        1,000          Cascade Corp.                                              22,050
       14,400          Caterpillar, Inc.(f)                                      991,296
        5,800          Graco, Inc.                                               217,790
        1,600          Tecumseh Products Co., Class A                             59,696
                                                                         ---------------
                                                                               1,656,699
 MEDIA & ENTERTAINMENT  2.4%
 -----------------------------------------------------------------------------------
      105,200          AOL Time Warner, Inc.(a)                                1,589,572
        8,500          Catalina Marketing Corp.(a)                               129,115
       72,400          Clear Channel Communications, Inc.                      2,772,920
       45,542          Comcast Corp., Class A(a)                               1,406,337
      153,800          Disney (Walt) Co.(f)                                    3,102,146
       13,100          Gannett Co., Inc.                                       1,016,036
       44,800          General Motors Corp., Class H(a)(f)                       641,088
       25,000          McGraw-Hill Companies, Inc.                             1,553,250
        7,100          Meredith Corp.(f)                                         327,807
          800          Metro-Goldwyn-Mayer, Inc.(a)                               12,272
        5,300          Netflix, Inc.(a)(f)                                       178,133
       95,319          Viacom, Inc., Class B                                   3,650,718
                                                                         ---------------
                                                                              16,379,394
 MEDICAL PRODUCTS & SERVICES  3.6%
 -----------------------------------------------------------------------------------
          500          ALARIS Medical Systems, Inc.(a)                             8,300
       67,100          Becton, Dickinson & Co.                                 2,423,652
       18,000          Boston Scientific Corp.(a)                              1,148,400

See Notes to Financial Statements.

16 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
       27,400          C.R. Bard, Inc.                                   $     1,945,400
          500          Closure Medical Corp.(a)                                   12,195
       51,600          Cytyc Corp.(a)                                            776,064
       10,400          DaVita, Inc.(a)                                           331,032
       11,300          Fisher Scientific International, Inc.(a)                  448,497
        6,400          Genentech, Inc.(a)                                        512,896
       11,400          Guidant Corp.                                             534,090
       13,800          Hillenbrand Industries, Inc.                              778,596
      157,500          Johnson & Johnson Co.                                   7,799,400
       20,400          Lincare Holdings, Inc.(a)(f)                              747,660
        9,300          McKesson Corp.                                            309,597
       12,400          Medtronic, Inc.                                           581,808
        5,800          Mentor Corp.                                              132,240
       18,800          PolyMedica Corp.(f)                                       498,200
        2,300          PSS World Medical, Inc.(a)                                 20,401
        1,100          ResMed, Inc.(a)                                            48,378
          200          Sola International, Inc.(a)                                 3,200
       45,100          Stryker Corp.                                           3,396,481
       15,200          Techne Corp.(a)                                           483,208
       16,700          Universal Health Services, Inc., Class B(a)(f)            825,815
          400          Varian Medical Systems, Inc.(a)(f)                         22,992
       40,200          Waters Corp.(a)                                         1,102,686
          100          Wilson Greatbatch Technologies, Inc.(a)                     3,605
                                                                         ---------------
                                                                              24,894,793
 MEDICAL TECHNOLOGY  1.4%
 -----------------------------------------------------------------------------------
       71,700          Abbott Laboratories                                     3,050,835
        1,300          Align Technology, Inc.(a)                                  16,263
       80,776          Amgen, Inc.(a)                                          5,215,706
        4,900          IDEXX Laboratories, Inc.(a)                               208,201
        2,800          II-VI, Inc.(a)                                             55,972
       36,400          MedImmune, Inc.(a)                                      1,201,564
                                                                         ---------------
                                                                               9,748,541
 METALS
 -----------------------------------------------------------------------------------
        4,500          AK Steel Holding Corp.(a)                                   9,000
          200          Schnitzer Steel Industries, Inc., Class A                   6,006
          800          Southern Peru Copper Corp.                                 17,696
                                                                         ---------------
                                                                                  32,702
 MINING  0.2%
 -----------------------------------------------------------------------------------
       40,900          Newmont Mining Corp.                                    1,598,781

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 17

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 NETWORKING  1.6%
 -----------------------------------------------------------------------------------
        1,100          Anixter International, Inc.(a)(f)                 $        25,047
        2,300          Black Box Corp.                                            91,563
      497,000          Cisco Systems, Inc.(a)                                  9,711,380
       61,800          Polycom, Inc.(a)                                        1,026,498
        3,500          UNOVA, Inc.(a)                                             51,275
                                                                         ---------------
                                                                              10,905,763
 OIL & GAS EQUIPMENT & SERVICES  0.9%
 -----------------------------------------------------------------------------------
       13,800          Amerada Hess Corp.(f)                                     691,380
        8,300          Aquila, Inc.(a)                                            28,054
       50,200          Baker Hughes, Inc.                                      1,485,418
       24,700          BJ Services Co.(a)                                        843,999
        1,500          FMC Technologies, Inc.(a)                                  32,130
       26,000          Marathon Oil Corp.                                        741,000
       12,700          Maverick Tube Corp.(a)                                    197,104
          500          NUI Corp.                                                   7,475
        3,400          Oceaneering International, Inc.(a)                         79,968
       10,900          Premcor, Inc.(a)                                          252,553
        1,700          Schlumberger, Ltd.                                         82,280
       51,500          Sempra Energy                                           1,512,040
       24,000          Shaw Group, Inc.(a)(f)                                    252,240
        4,300          TETRA Technologies, Inc.(a)                                88,666
                                                                         ---------------
                                                                               6,294,307
 OIL & GAS EXPLORATION & PRODUCTION  3.2%
 -----------------------------------------------------------------------------------
        7,500          Anadarko Petroleum Corp.(f)                               313,200
       23,400          Burlington Resources, Inc.(f)                           1,127,880
       16,930          ChevronTexaco Corp.                                     1,209,649
       35,100          ConocoPhillips(f)                                       1,921,725
       37,400          Devon Energy Corp.                                      1,802,306
      257,964          Exxon Mobil Corp.                                       9,441,482
        4,600          Helmerich & Payne, Inc.                                   120,244
        4,400          Houston Exploration Co.(a)                                154,440
       58,600          Nabors Industries, Ltd. (Bermuda)(a)                    2,183,436
       23,300          NiSource, Inc.(f)                                         465,534
       14,800          Occidental Petroleum Corp.                                521,404
       31,000          Patterson-UTI Energy, Inc.(a)                             839,170
       45,300          Pioneer Natural Resources Co.(a)                        1,153,338
       14,400          Spinnaker Exploration Co.(a)                              345,600
       18,100          Unit Corp.(a)                                             341,004
        2,700          Westar Energy, Inc.                                        49,815
                                                                         ---------------
                                                                              21,990,227

See Notes to Financial Statements.

18 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 PAPER & FOREST PRODUCTS  0.2%
 -----------------------------------------------------------------------------------
        5,300          Georgia-Pacific Corp.(f)                          $       128,472
      110,500          Louisiana-Pacific Corp.(a)                              1,522,690
          300          Schweitzer-Mauduit International, Inc.                      7,575
        2,200          Universal Forest Products, Inc.                            53,394
                                                                         ---------------
                                                                               1,712,131
 PHARMACEUTICALS  4.3%
 -----------------------------------------------------------------------------------
       24,800          AdvancePCS(a)(f)                                        1,130,136
       25,500          Allergan, Inc.                                          2,007,615
       22,350          American Pharmaceutical Partners, Inc.(a)(f)              700,673
        1,400          Bradley Pharmaceuticals, Inc.(a)(f)                        38,150
      127,800          Bristol-Myers Squibb Co.                                3,279,348
       19,800          Celgene Corp.(a)(f)                                       857,934
       10,400          Cephalon, Inc.(a)(f)                                      477,568
        7,400          CIMA Labs, Inc.(a)                                        206,830
       26,000          Gilead Sciences, Inc.(a)                                1,454,180
       12,600          IMS Health, Inc.                                          265,860
        4,100          Kos Pharmaceuticals, Inc.(a)(f)                           141,040
        8,100          Lilly (Eli) & Co.                                         481,140
      129,600          Merck & Co., Inc.                                       6,560,352
        5,600          MGI Pharma, Inc.(a)                                       219,856
          400          Mylan Laboratories, Inc.                                   15,460
      283,753          Pfizer, Inc.                                            8,620,416
       76,900          Wyeth                                                   3,545,090
                                                                         ---------------
                                                                              30,001,648
 PHOTOGRAPHY  0.2%
 -----------------------------------------------------------------------------------
        4,500          Concord Camera Corp.(a)(f)                                 47,925
       64,400          Eastman Kodak Co.(f)                                    1,348,536
                                                                         ---------------
                                                                               1,396,461
 PUBLISHING  0.1%
 -----------------------------------------------------------------------------------
          200          Courier Corp.                                              10,182
        9,200          Knight-Ridder, Inc.(f)                                    613,640
        4,100          Pulitzer, Inc.                                            213,610
          200          The Washington Post Co., Class B                          133,000
                                                                         ---------------
                                                                                 970,432

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 19

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 REAL ESTATE INVESTMENT TRUST  0.7%
 -----------------------------------------------------------------------------------
       19,100          Annaly Mortgage Management, Inc.                  $       313,622
       26,100          Anthracite Capital, Inc.                                  251,865
        1,200          Apex Mortgage Capital, Inc.                                 6,456
          800          Associated Estates Realty Corp.                             5,216
        1,300          Bedford Property Investors, Inc.                           33,735
        6,500          Boykin Lodging Co.                                         53,560
        3,700          Brandywine Realty Trust                                    95,053
        4,200          CarrAmerica Realty Corp.                                  125,370
        3,300          Cornerstone Realty Income Trust, Inc.                      26,664
        1,180          Corrections Corp. of America(a)                            29,111
       10,100          Crescent Real Estate Equities Co.                         146,450
        2,000          Equity Inns, Inc.                                          15,060
       66,600          Equity Office Properties Trust                          1,833,498
        3,800          Equity One, Inc.                                           64,600
        2,700          First Industrial Realty Trust, Inc.                        86,589
        4,800          Glenborough Realty Trust, Inc.                             90,528
        1,100          Hospitality Properties Trust                               38,588
       10,200          HRPT Properties Trust                                      93,228
       21,200          Impac Mortgage Holdings, Inc.                             343,228
          800          Kilroy Realty Corp.                                        22,840
        6,000          LNR Property Corp.(f)                                     245,700
        7,100          Mack-Cali Realty Corp.                                    278,320
          200          Mid-America Apartment Communities, Inc.                     6,036
        9,000          National Health Investors, Inc.                           164,070
       17,300          Nationwide Health Properties, Inc.                        302,577
          800          Parkway Properties, Inc.                                   34,960
          700          Sizeler Property Investors, Inc.                            7,336
        1,300          Thornburg Mortgage, Inc.                                   32,929
        4,000          Trizec Properties, Inc.                                    49,040
                                                                         ---------------
                                                                               4,796,229
 RESTAURANTS  0.3%
 -----------------------------------------------------------------------------------
        2,600          Bob Evans Farms, Inc.                                      69,446
       22,500          CBRL Group, Inc.                                          798,300
        1,900          Jack in the Box, Inc.(a)                                   33,820
       16,600          Papa John's International, Inc.(a)(f)                     411,846
       27,550          Ryan's Family Steak Houses, Inc.(a)                       352,365
       19,100          Yum! Brands, Inc.(a)                                      565,742
                                                                         ---------------
                                                                               2,231,519

See Notes to Financial Statements.

20 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 RETAIL  2.9%
 -----------------------------------------------------------------------------------
       10,900          AnnTaylor Stores Corp.(a)(f)                      $       350,326
       27,900          Best Buy Co., Inc.(a)                                   1,325,808
          300          Coldwater Creek, Inc.(a)                                    2,946
        6,100          Electronics Boutique Holdings Corp.(a)                    174,277
       23,700          Federated Department Stores, Inc.                         993,030
        6,600          Fred's, Inc.(f)                                           217,536
       22,100          Hasbro, Inc.(f)                                           412,828
        1,900          Hollywood Entertainment Corp.(a)                           32,300
      145,500          Home Depot, Inc.                                        4,634,175
          800          JAKKS Pacific, Inc.(a)(f)                                   9,752
        9,800          Lowe's Cos., Inc.(f)                                      508,620
       12,200          Marvel Enterprises, Inc.(a)(f)                            271,450
       40,300          Mattel, Inc.(f)                                           764,088
      109,000          PETsMART, Inc.(a)(f)                                    2,474,300
       10,400          Sears, Roebuck & Co.(f)                                   454,792
        9,900          Sherwin-Williams Co.                                      291,159
       11,100          ShopKo Stores, Inc.(a)                                    166,500
        3,100          Steven Madden, Ltd.(a)                                     58,807
        9,400          The May Department Stores Co.                             231,522
      116,000          Wal-Mart Stores, Inc.                                   6,478,600
        3,800          Williams-Sonoma, Inc.(a)                                  102,524
                                                                         ---------------
                                                                              19,955,340
 SEMICONDUCTORS  2.9%
 -----------------------------------------------------------------------------------
      146,600          Altera Corp.(a)                                         2,770,740
       32,800          Amkor Technology, Inc.(a)                                 466,088
       16,800          Analog Devices, Inc.(a)                                   638,736
       47,000          Cypress Semiconductor Corp.(a)(f)                         830,960
      437,500          Intel Corp.                                            12,035,625
       82,100          Linear Technology Corp.(f)                              2,940,001
       10,000          MEMC Electronic Materials, Inc.(a)                        109,100
        4,000          Pixelworks, Inc.(a)                                        34,480
       19,200          Texas Instruments, Inc.                                   437,760
       12,900          Vitesse Semiconductor Corp.(a)                             82,560
                                                                         ---------------
                                                                              20,346,050
 TELECOMMUNICATION EQUIPMENT  0.2%
 -----------------------------------------------------------------------------------
       11,500          ADTRAN, Inc.(f)                                           703,570
          800          Anaren, Inc.(a)                                            10,208
        2,600          Applied Signal Technology, Inc.                            51,870
          200          Inet Technologies, Inc.(a)                                  2,588

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 21

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
       18,900          Newport Corp.(a)                                  $       266,490
       17,600          Plantronics, Inc.(a)                                      420,112
       11,000          SpectraLink Corp.(a)                                      205,480
        1,400          Westell Technologies, Inc., Class A(a)                     10,486
                                                                         ---------------
                                                                               1,670,804
 TELECOMMUNICATION SERVICES  2.7%
 -----------------------------------------------------------------------------------
       99,700          AT&T Corp.                                              2,148,535
      263,582          AT&T Wireless Services, Inc.(a)                         2,156,101
      190,400          BellSouth Corp.                                         4,508,672
        1,100          Intrado, Inc.(a)                                           25,058
      193,900          Nextel Communications, Inc., Class A(a)(f)              3,817,891
       87,012          SBC Communications, Inc.                                1,936,017
       49,700          Sprint Corp.--Fon Group                                   750,470
      115,352          Verizon Communications, Inc.                            3,742,019
                                                                         ---------------
                                                                              19,084,763
 TOBACCO  0.4%
 -----------------------------------------------------------------------------------
       38,600          Altria Group, Inc.                                      1,690,680
       18,700          R.J. Reynolds Tobacco Holdings, Inc.                      739,398
                                                                         ---------------
                                                                               2,430,078
 TRANSPORTATION/TRUCKING/SHIPPING  0.7%
 -----------------------------------------------------------------------------------
        1,200          Burlington Northern Santa Fe Corp.                         34,644
        6,000          C.H. Robinson Worldwide, Inc.                             223,260
        9,100          FedEx Corp.                                               586,313
       72,000          J.B. Hunt Transport Services, Inc.(a)                   1,873,440
          600          Knight Transportation, Inc.(a)                             15,042
          300          Offshore Logistics, Inc.(a)                                 6,090
          900          Overseas Shipholding Group, Inc.                           23,265
        5,500          Pacer International, Inc.(a)                              109,615
        1,400          RailAmerica, Inc.(a)                                       12,040
       29,900          United Parcel Service, Inc., Class B                    1,907,620
                                                                         ---------------
                                                                               4,791,329
 WASTE MANAGEMENT  0.1%
 -----------------------------------------------------------------------------------
       26,700          Republic Services, Inc., Class A                          604,488
                                                                         ---------------
                       Total common stocks (cost $471,354,930)               493,741,607
                                                                         ---------------
 CONTINGENT VALUE OBLIGATION
 ELECTRICAL UTILITIES
 -----------------------------------------------------------------------------------
        4,400          Progress Energy, Inc.(a)(h) (cost $2,398)                       0
                                                                         ---------------

See Notes to Financial Statements.

22 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 CORPORATE BONDS  6.3%
 AEROSPACE/DEFENSE  0.3%
 -----------------------------------------------------------------------------------
                                   General Dynamics Corp., Sr. Notes,
 A2              $       420       4.50%, 8/15/10(f)                        $       434,908
                                   Lockheed Martin Corp., Notes,
 Baa2                    175       8.20%, 12/1/09                                   216,658
                                   Northrop Grumman Corp.,
 Baa3                    500       7.125%, 2/15/11(f)                               584,501
                                   Raytheon Co., Notes,
 Baa3                     60       4.50%, 11/15/07                                   62,361
 Baa3                    265       8.30%, 3/1/10(f)                                 324,310
                                   United Technologies Corp., Notes,
 A2                      165       6.35%, 3/1/11                                    187,149
                                                                            ---------------
                                                                                  1,809,887
 AIRLINES  0.1%
 -----------------------------------------------------------------------------------
                                   Continental Airlines, Inc.,
 Baa3                    406       8.048%, 11/1/20                                  399,631
                                   Qantas Airways, Ltd., Notes (Australia),
 Baa1                    200       5.125%, 6/20/13                                  191,782
                                                                            ---------------
                                                                                    591,413
 AUTO & TRUCK  0.2%
 -----------------------------------------------------------------------------------
                                   Auburn Hills Trust, Deb.,
 A3                      170       12.375%, 5/1/20                                  248,507
                                   Ford Motor Co., Notes,
 Baa1                    620       7.45%, 7/16/31(f)                                571,786
                                   General Motors Corp.,
                                    Deb.,
 Baa1                    230       8.375%, 7/15/33(f)                               240,488
                                   Notes,
 Baa1                    120       7.20%, 1/15/11(f)                                126,448
                                   Lear Corp.,
 Ba1                     155       8.11%, 5/15/09(f)                                178,250
                                                                            ---------------
                                                                                  1,365,479
 BANKING  0.3%
 -----------------------------------------------------------------------------------
                                   Bank One Corp., Sub Notes,
 A1                      400       7.875%, 8/1/10                                   486,846
                                   Chohung Bank (South Korea),
 Baa3                    575       6.07%, 1/7/05                                    599,437

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 23

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)

                                   Santander Central Hispano Issuances
                                    (Cayman Islands),
 A2              $       140       7.625%, 9/14/10                          $       170,946
                                   Wachovia Bank NA, Sub Notes,
 Aa3                     450       7.80%, 8/18/10(f)                                550,170
                                                                            ---------------
                                                                                  1,807,399
 BEVERAGES  0.1%
 -----------------------------------------------------------------------------------
                                   Coca-Cola HBC Finance BV, Notes
                                    (Netherlands),
 A3                       60       5.125%, 9/17/13                                   61,719
                                   Miller Brewing Co., Notes,
 Baa1                    130       5.50%, 8/15/13(f)                                135,829
                                   SABMiller PLC (United Kingdom),
 Baa1                    190       6.625%, 8/15/33(f)                               204,440
                                                                            ---------------
                                                                                    401,988
 BUILDING & CONSTRUCTION  0.1%
 -----------------------------------------------------------------------------------
                                   CRH America, Inc.,
 Baa1                    100       6.40%, 10/15/33                                  103,540
                                   Notes,
 Baa1                    200       5.30%, 10/15/13                                  204,523
                                   Hanson Overseas BV, Sr. Notes (United
                                    Kingdom),
 Baa1                    225       6.75%, 9/15/05                                   243,426
                                                                            ---------------
                                                                                    551,489
 CABLE  0.3%
 -----------------------------------------------------------------------------------
                                   Comcast Corp.,
 Baa3                     75       7.05%, 3/15/33(f)                                 82,198
                                   Notes,
 Baa3                    250       5.30%, 1/15/14(f)                                252,348
                                   Continental Cablevision, Inc., Sr. Notes,
 Baa3                  1,000       8.30%, 5/15/06                                 1,130,591
                                   Cox Communications, Inc., Notes,
 Baa2                    120       4.625%, 6/1/13(f)                                116,488
 Baa2                    210       7.125%, 10/1/12(f)                               242,503
                                                                            ---------------
                                                                                  1,824,128
 CHEMICALS
 -----------------------------------------------------------------------------------
                                   Dow Chemical Co., Notes,
 A3                       60       5.75%, 12/15/08(f)                                64,803
 A3                       80       5.75%, 11/15/09                                   85,619
                                                                            ---------------
                                                                                    150,422

See Notes to Financial Statements.

24 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 COMMERCIAL SERVICES
 -----------------------------------------------------------------------------------
                                   Equifax, Inc., Notes,
 Baa1            $       165       4.95%, 11/1/07                           $       173,671
 COMPUTER SOFTWARE & SERVICES  0.1%
 -----------------------------------------------------------------------------------
                                   Computer Associates International, Inc.,
                                    Sr. Notes,
 Baa2                    115       6.375%, 4/15/05                                  121,325
                                   Computer Sciences Corp., Notes,
 A2                       60       6.75%, 6/15/06                                    66,975
                                   Electronic Data Systems Corp., Notes,
 Baa3                    495       6.00%, 8/1/13                                    475,789
 Baa3                     75       6.85%, 10/15/04(f)                                77,719
                                                                            ---------------
                                                                                    741,808
 COMPUTER SYSTEMS/PERIPHERALS
 -----------------------------------------------------------------------------------
                                   Hewlett-Packard Co., Notes,
 A3                       50       7.15%, 6/15/05                                    54,427
                                   International Business Machines Corp.,
 A1                      185       5.875%, 11/29/32(f)                              189,028
                                                                            ---------------
                                                                                    243,455
 CONTAINERS  0.2%
 -----------------------------------------------------------------------------------
                                   Pactiv Corp.,
 Baa2                  1,000       7.20%, 12/15/05                                1,102,375
                                   Sealed Air Corp.,
 Baa3                    100       6.875%, 7/15/33(f)                               102,357
 Baa3                     75       8.75%, 7/1/08                                     88,966
                                   Notes,
 Baa3                    125       5.625%, 7/15/13                                  126,626
                                                                            ---------------
                                                                                  1,420,324
 DIVERSIFIED MANUFACTURING  0.1%
 -----------------------------------------------------------------------------------
                                   Bombardier, Inc., Notes,
 Baa3                    220       6.75%, 5/1/12(f)                                 229,350
                                   Honeywell International, Inc.,
 A2                      215       6.125%, 11/1/11                                  240,440
                                                                            ---------------
                                                                                    469,790

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 25

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 ELECTRICAL UTILITIES  0.3%
 -----------------------------------------------------------------------------------
                                   CenterPoint Energy Houston Electric LLC,
                                    Notes,
 Baa2            $       160       5.70%, 3/15/13(f)                        $       168,842
 Baa2                    120       6.95%, 3/15/33                                   133,158
                                   Consumers Energy Co.,
 Baa3                     65       5.375%, 4/15/13                                   65,063
                                   Energy East Corp., Notes,
 Baa2                    125       6.75%, 9/15/33                                   130,969
                                   FirstEnergy Corp., Notes,
 Baa2                    205       7.375%, 11/15/31                                 209,852
                                   Nisource Finance Corp.,
 Baa3                    150       7.625%, 11/15/05                                 165,877
                                   Oncor Electric Delivery Co.,
 Baa1                     45       7.25%, 1/15/33                                    51,542
                                   Deb.,
 Baa2                    120       7.00%, 9/1/22                                    131,443
                                   PacifiCorp,
 A3                       60       5.45%, 9/15/13                                    63,445
                                   PPL Electric Utilities Corp.,
 Baa1                    400       6.25%, 8/15/09                                   447,093
                                   PSE&G Power LLC,
 Baa1                    150       6.95%, 6/1/12                                    169,332
 Baa1                     25       7.75%, 4/15/11                                    29,460
                                   Xcel Energy, Inc., Sr. Notes,
 Baa3                    120       3.40%, 7/1/08                                    117,124
                                                                            ---------------
                                                                                  1,883,200
 FINANCIAL SERVICES  1.2%
 -----------------------------------------------------------------------------------
                                   Boeing Capital Corp., Sr. Notes,
 A3                      190       6.10%, 3/1/11(f)                                 204,434
                                   Bunge Ltd. Finance Corp., Notes,
 Baa3                    270       5.875%, 5/15/13                                  278,995
                                   Capital One Bank,
                                   Notes,
 Baa2                     75       6.50%, 7/30/04                                    77,670
                                   Sr. Notes,
 Baa2                    295       6.875%, 2/1/06(f)                                320,889
                                   Sub. Notes,
 Baa3                    125       6.50%, 6/13/13                                   127,936

See Notes to Financial Statements.

26 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
                                   CIT Group, Inc., Sr. Notes,
 A2              $        35       5.50%, 11/30/07(f)                       $        37,944
                                   Citigroup, Inc., Sub Notes,
 Aa2                     400       5.625%, 8/27/12                                  429,374
 Aa2                     250       6.625%, 6/15/32                                  276,015
                                   Credit Suisse First Boston, Inc., Notes,
 Aa3                     340       5.50%, 8/15/13(f)                                354,132
                                   Equus Cayman Finance Ltd., Notes (Cayman
                                    Islands),
 Ba1                      60       5.50%, 9/12/08(f)                                 61,192
                                   Ford Motor Credit Co., Notes,
 A3                      235       7.00%, 10/1/13                                   236,492
                                   General Electric Capital Corp., Notes,
 Aaa                     330       6.125%, 2/22/11(f)                               366,359
 Aaa                     500       6.75%, 3/15/32(f)                                564,255
                                   General Motors Acceptance Corp., Notes,
 A3                      760       6.125%, 1/22/08                                  800,779
 A3                      200       6.875%, 8/28/12(f)                               206,923
                                   Goldman Sachs Group, Inc.,
 Aa3                     165       6.875%, 1/15/11                                  189,724
                                   Notes,
 Aa3                     205       5.70%, 9/1/12                                    219,291
                                   Household Finance Corp., Notes,
 A1                       15       6.375%, 11/27/12                                  16,641
 A1                       85       6.75%, 5/15/11                                    96,943
 A1                      280       7.00%, 5/15/12                                   323,064
                                   J.P. Morgan, Notes,
 B2                      297       8.00%, 6/20/08(f)                                301,455
                                   J.P. Morgan Chase, Sr. Notes,
 A1                      270       5.25%, 5/30/07                                   292,221
                                   John Deere Capital Corp., Notes,
 A3                      310       7.00%, 3/15/12                                   362,582
                                   Morgan Stanley,
 Aa3                   1,200       6.10%, 4/15/06                                 1,310,729
                                   PaineWebber Group, Inc.,
 Aa2                     500       7.625%, 12/1/09                                  608,998
                                   Sears Roebuck Acceptance Corp., Notes,
 Baa1                    100       7.00%, 2/1/11                                    114,428
 Baa1                     20       7.00%, 6/1/32                                     21,958
                                   UFJ Finance Aruba AEC, Notes, (Aruba),
 Baa1                    500       6.75%, 7/15/13                                   523,830
                                                                            ---------------
                                                                                  8,725,253

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 27

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 FOODS  0.3%
 -----------------------------------------------------------------------------------
                                   Albertson's, Inc., Sr. Notes,
 Baa2            $       110       7.50%, 2/15/11(f)                        $       128,121
                                   Cadbury Schweppes US Finance, Notes,
 Baa2                    160       3.875%, 10/1/08(f)                               161,766
 Baa2                    170       5.125%, 10/1/13(f)                               172,455
                                   ConAgra Foods, Inc., Notes,
 Baa1                    130       7.875%, 9/15/10                                  159,337
                                   Kraft Foods, Inc., Notes,
 A3                       50       5.25%, 6/1/07                                     53,603
 A3                      495       5.625%, 11/1/11                                  521,719
                                   Kroger Co.,
 Baa3                    550       7.25%, 6/1/09                                    639,987
 Baa3                    250       7.80%, 8/15/07                                   291,191
                                   Sara Lee Corp., Notes,
 A3                      110       6.125%, 11/1/32                                  115,949
                                   Tyson Foods, Inc.,
                                   Notes,
 Baa3                     75       7.25%, 10/1/06                                    83,534
                                   Notes, M.T.N.,
 Baa3                     80       6.625%, 10/17/05                                  84,543
                                   Unilever Capital Corp.,
 A1                       60       5.90%, 11/15/32                                   61,200
                                                                            ---------------
                                                                                  2,473,405
 HEALTH CARE SERVICES
 -----------------------------------------------------------------------------------
                                   HCA, Inc., Sr. Notes,
 Ba1                     305       7.875%, 2/1/11                                   340,499
 HOTELS
 -----------------------------------------------------------------------------------
                                   Harrah's Operating Co., Inc.,
 Baa3                     55       7.125%, 6/1/07                                    62,400
 INSURANCE  0.1%
 -----------------------------------------------------------------------------------
                                   Allstate Corp., Sr. Notes,
 A1                      200       7.20%, 12/1/09                                   237,010
                                   Aon Corp., Notes,
 Baa2                    130       8.65%, 5/15/05                                   142,804

See Notes to Financial Statements.

28 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
                                   Axa (France), Sub Notes,
 A3              $        35       8.60%, 12/15/30                          $        43,855
                                   Royal & Sun Alliance Insurance Group PLC
                                    (United Kingdom),
 Ba2                      65       8.95%, 10/15/29(f)                                58,819
                                   UnumProvident Corp., Sr. Notes,
 Baa3                     35       7.625%, 3/1/11                                    38,500
                                                                            ---------------
                                                                                    520,988
 MACHINERY & EQUIPMENT  0.1%
 -----------------------------------------------------------------------------------
                                   Caterpillar, Inc.,
 A2                      400       7.25%, 9/15/09                                   477,341
 MEDIA & ENTERTAINMENT  0.4%
 -----------------------------------------------------------------------------------
                                   AMFM, Inc.,
 Ba1                     115       8.00%, 11/1/08                                   131,100
                                   AOL Time Warner, Inc.,
 Baa1                    600       7.625%, 4/15/31                                  682,005
                                   Carnival PLC, Notes (United Kingdom),
 Baa3                     50       7.30%, 6/1/07                                     55,295
                                   Clear Channel Communications, Inc., Sr.
                                    Notes,
 Baa3                    185       4.40%, 5/15/11                                   182,287
                                   Disney (Walt) Co.,
                                   Notes,
 Baa1                     50       5.375%, 6/1/07                                    53,877
                                   Sr. Notes,
 Baa1                    205       6.75%, 3/30/06                                   225,663
                                   News America, Inc.,
 Baa3                    500       6.703%, 5/21/04(i)                               513,443
 Baa3                    125       7.625%, 11/30/28                                 145,958
                                   United News & Media PLC, Notes (United
                                    Kingdom),
 Baa2                    550       7.25%, 7/1/04                                    564,405
                                   Viacom, Inc.,
 A3                      180       7.875%, 7/30/30                                  224,991
                                                                            ---------------
                                                                                  2,779,024
 OIL & GAS EQUIPMENT & SERVICES  0.2%
 -----------------------------------------------------------------------------------
                                   BJ Services Co.,
 Baa2                    700       7.00%, 2/1/06                                    758,313
                                   CenterPoint Energy Resources Corp.,
                                    Notes,
 Ba1                     115       7.875%, 4/1/13(f)                                129,195

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 29

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
                                   Dresser Industries, Inc., Deb.,
 Baa2            $        42       7.60%, 8/15/96                           $        38,640
                                   Valero Energy Corp., Notes,
 Baa3                    305       6.875%, 4/15/12                                  340,229
                                                                            ---------------
                                                                                  1,266,377
 OIL & GAS EXPLORATION & PRODUCTION  0.5%
 -----------------------------------------------------------------------------------
                                   Anadarko Finance Co.,
 Baa1                     40       7.50%, 5/1/31                                     48,349
                                   Conoco, Inc., Sr. Notes,
 A3                      135       6.95%, 4/15/29                                   155,546
                                   ConocoPhillips, Notes,
 A3                      500       8.75%, 5/25/10                                   634,923
                                   Devon Energy Corp., Sr. Notes,
 Baa2                    480       2.75%, 8/1/06                                    483,533
                                   Devon Financing Corp.,
 Baa2                     35       6.875%, 9/30/11(f)                                40,174
                                   Duke Energy Field Services LLC, Notes,
 Baa2                    200       7.50%, 8/16/05                                   219,326
                                   Marathon Oil Corp., Notes,
 Baa1                     90       6.125%, 3/15/12(f)                                98,580
                                   Occidental Petroleum Corp., Sr. Notes,
 Baa1                    340       6.75%, 1/15/12                                   391,113
                                   Parker & Parsley Petroleum Co., Sr.
                                    Notes,
 Ba1                     500       8.875%, 4/15/05                                  538,750
                                   Pemex Project Funding Master Trust,
 Baa1                    180       7.375%, 12/15/14                                 193,500
 Baa1                    275       8.50%, 2/15/08                                   319,000
                                   Petroleos Mexicanos (Mexico),
 Baa1                    450       9.50%, 9/15/27                                   544,500
                                                                            ---------------
                                                                                  3,667,294
 PAPER & FOREST PRODUCTS
 -----------------------------------------------------------------------------------
                                   Weyerhaeuser Co., Notes,
 Baa2                    130       5.50%, 3/15/05                                   136,531
 Baa2                    200       6.75%, 3/15/12                                   222,497
 Baa2                      5       7.375%, 3/15/32                                    5,582
                                                                            ---------------
                                                                                    364,610

See Notes to Financial Statements.

30 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 PHARMACEUTICALS  0.1%
 -----------------------------------------------------------------------------------
                                   Bristol-Myers Squibb Co., Notes,
 A1              $       110       5.75%, 10/1/11                           $       119,608
                                   Pharmacia Corp.,
 Aaa                     585       6.75%, 12/15/27                                  687,375
                                                                            ---------------
                                                                                    806,983
 PRINTING  0.1%
 -----------------------------------------------------------------------------------
                                   World Color Press, Inc.,
                                   Sr. Sub. Notes,
 Baa2                    150       7.75%, 2/15/09                                   158,363
 Baa2                    235       8.375%, 11/15/08                                 248,441
                                                                            ---------------
                                                                                    406,804
 REAL ESTATE INVESTMENT TRUST  0.2%
 -----------------------------------------------------------------------------------
                                   EOP Operating L.P., Sr. Notes,
 Baa1                    350       6.75%, 2/15/08                                   395,021
                                   ERP Operating L.P., Notes,
 Baa1                    830       6.63%, 4/13/05                                   882,299
                                                                            ---------------
                                                                                  1,277,320
 RETAIL  0.1%
 -----------------------------------------------------------------------------------
                                   Target Corp., Notes,
 A2                      220       5.95%, 5/15/06                                   241,742
 A2                      140       7.50%, 8/15/10                                   169,299
                                   The May Department Stores Co., Notes,
 Baa1                     45       6.90%, 1/15/32(f)                                 49,089
                                   Toys 'R' Us, Inc.,
 Baa3                    120       7.375%, 10/15/18(f)                              123,120
                                   Wal-Mart Stores, Inc., Sr. Notes,
 Aa2                     320       6.875%, 8/10/09(f)                               376,164
                                                                            ---------------
                                                                                    959,414
 TELECOMMUNICATION SERVICES  0.8%
 -----------------------------------------------------------------------------------
                                   AT&T Corp., Sr. Notes,
 Baa2                    120       7.00%, 11/15/06                                  135,213
 Baa2                    130       8.50%, 11/15/31(f)                               153,917
                                   AT&T Wireless Services, Inc., Sr. Notes,
 Baa2                    110       8.75%, 3/1/31                                    136,052

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 31

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
                                   British Telecommunications PLC (United
                                    Kingdom),
 Baa1            $       220       8.875%, 12/15/30                         $       288,416
                                   CenturyTel, Inc., Sr. Notes,
 Baa2                    250       7.875%, 8/15/12                                  305,774
                                   Citizens Communications Co., Notes,
 Baa2                    350       8.50%, 5/15/06(f)                                401,645
 Baa2                     80       9.25%, 5/15/11                                   101,952
                                   Deutsche Telekom International Finance BV
                                    (Netherlands),
 Baa3                    400       5.25%, 7/22/13(f)                                404,245
 Baa3                    130       8.75%, 6/15/30                                   164,905
                                   France Telecom SA, Notes (France),
 Baa3                     90       9.75%, 3/1/31                                    120,162
                                   Koninklijke (Royal) NV (Netherlands),
 Baa1                    355       8.00%, 10/1/10(f)                                429,088
                                   Sprint Capital Corp., Notes,
 Baa3                    440       6.90%, 5/1/19                                    451,098
                                   Telecomunicaciones de Puerto Rico, Inc.,
 Baa1                    800       6.65%, 5/15/06                                   872,376
 Baa1                    420       6.80%, 5/15/09                                   472,990
                                   Telus Corp., Notes (Canada),
 Ba1                     250       8.00%, 6/1/11                                    291,852
                                   Verizon Global Funding Corp., Notes,
 A2                      250       7.75%, 12/1/30(f)                                300,302
                                   Vodafone Group PLC, Notes (United
                                    Kingdom),
 A2                      200       7.75%, 2/15/10(f)                                241,349
                                                                            ---------------
                                                                                  5,271,336
 TOBACCO
 -----------------------------------------------------------------------------------
                                   Altria Group, Inc., Notes,
 Baa2                    125       7.65%, 7/1/08(f)                                 136,529
 TRANSPORTATION  0.1%
 -----------------------------------------------------------------------------------
                                   Norfolk Southern Corp.,
 Baa1                    300       7.80%, 5/15/27                                   363,941
                                   Union Pacific Corp., Notes,
 Baa3                    105       6.65%, 1/15/11                                   119,526
                                                                            ---------------
                                                                                    483,467

See Notes to Financial Statements.

32 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 WASTE MANAGEMENT
 -----------------------------------------------------------------------------------
                                   Waste Management, Inc.,
 Baa3            $       220       7.75%, 5/15/32                           $       264,040
                                                                            ---------------
                                   Total corporate bonds (cost $40,975,052)      43,717,537
                                                                            ---------------
 ASSET BACKED SECURITIES  0.4%
                                   Lehman Brothers, Inc., TRAIN,
 B1                      194       8.666%, 5/15/13(g)                               207,923
                                   MBNA Master Credit Card Trust II,
 Aaa                   2,400       7.00%, 2/15/12                                 2,812,481
                                                                            ---------------
                                   Total asset backed securities (cost
                                    $2,878,699)                                   3,020,404
                                                                            ---------------
 COMMERCIAL MORTGAGE BACKED SECURITIES  0.9%
                                   Commercial Mortgage Asset Trust, Ser.
                                    1999-C2,
 Aaa                     148       7.285%, 11/17/32                                 164,282
                                   J.P. Morgan Chase Commercial Mortgage
                                    Securities Corp., Ser. 2003-CB6, Class
                                    A2,
 Aaa                     210       5.255%, 7/12/37                                  219,622
                                   Keycorp.,
 Aaa                   1,675       7.727%, 5/17/32                                2,000,878
                                   Morgan Stanley Dean Witter Capital I
                                    Trust, Ser. 2000-Life2,
 Aaa                   2,500       7.20%, 10/15/33                                2,928,344
                                   Wachovia Bank Commercial Mortgage Trust,
                                    Ser. 2003-C3,
 AAA(d)                1,100       4.867%, 2/15/35                                1,123,583
                                                                            ---------------
                                   Total commercial mortgage backed
                                    securities
                                    (cost $5,976,792)                             6,436,709
                                                                            ---------------
 COLLATERALIZED MORTGAGE OBLIGATIONS  0.2%
                                   Federal National Mortgage Assoc., PAC-1,
                         600       6.50%, 5/25/08                                   648,706
                                   Washington Mutual, Inc., Ser. 2002-AR4,
                                    Class A7,
 Aaa                     588       5.54%, 4/26/32                                   601,293
                                                                            ---------------
                                   Total collateralized mortgage obligations
                                    (cost $1,173,151)                             1,249,999
                                                                            ---------------

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 33

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 U.S. GOVERNMENT AGENCY MORTGAGE PASS-THROUGH OBLIGATIONS  8.0%
                                   Federal Home Loan Mortgage Corp.,
                 $     1,500       6.00%, TBA(c)                            $     1,545,468
                       4,000       7.00%, TBA(c)                                  4,218,752
                                   Federal National Mortgage Assoc.,
                         722       4.209%, 4/1/33                                   731,080
                       4,000       4.50%, TBA(c)                                  4,032,500
                       2,000       5.00%, TBA(c)                                  2,024,375
                         253       5.50%, 12/1/16                                   261,733
                      14,500       5.50%, TBA(c)                                 14,779,214
                       1,394       6.00%, 9/1/17 - 2/1/23                         1,449,736
                       9,900       6.00%, TBA(c)                                 10,208,339
                       3,164       6.50%, 5/1/13 - 4/1/33                         3,328,756
                       5,000       6.50%, TBA(c)                                  5,204,690
                         500       7.00%, TBA(c)                                    528,438
                         657       7.50%, 12/1/07                                   690,652
                       1,500       7.50%, TBA(c)                                  1,599,375
                          98       8.00%, 12/1/23                                   106,805
                         201       8.50%, 10/1/24 - 2/1/28                          218,604
                                   Government National Mortgage Assoc.,
                         500       5.50%, TBA(c)                                    512,500
                       2,887       6.50%, 9/15/23 - 8/15/32                       3,045,615
                         473       7.00%, 6/15/24                                   506,348
                         142       7.50%, 4/15/29 - 5/15/31                         152,077
                         587       8.00%, 8/15/22 - 6/15/25                         639,732
                                                                            ---------------
                                   Total U.S. government agency mortgage
                                    pass-through obligations (cost
                                    $55,177,288)                                 55,784,789
                                                                            ---------------
 U.S. GOVERNMENT AGENCY OBLIGATIONS  2.3%
                                   Federal Home Loan Mortgage Corp.,
                         940       2.875%, 9/15/05                                  962,480
                                   Federal National Mortgage Assoc.,
                       1,620       3.25%, 8/15/08(f)                              1,630,444
                       1,305       5.25%, 8/1/12                                  1,365,375
                       1,500       5.50%, 7/18/12                                 1,557,723
                         420       6.00%, 5/15/11                                   474,574
                       7,565       6.375%, 6/15/09(f)                             8,711,695
                         835       6.625%, 9/15/09                                  972,480
                                                                            ---------------
                                   Total U.S. government agency obligations
                                    (cost $15,665,769)                           15,674,771
                                                                            ---------------

See Notes to Financial Statements.

34 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 U.S. GOVERNMENT SECURITIES  4.5%
                                   United States Treasury Bonds,
                 $     4,180       8.125%, 8/15/19(b)                       $     5,793,221
                         505       9.25%, 2/15/16                                   743,297
                                   United States Treasury Notes,
                       8,220       1.625%, 9/30/05                                8,244,405
                       3,210       2.375%, 8/15/06(f)                             3,254,513
                         736       3.125%, 9/15/08                                  746,235
                         760       4.25%, 8/15/13(f)                                779,089
                         630       5.50%, 5/15/09                                   712,638
                         790       6.00%, 8/15/09(f)                                912,790
                       4,365       6.50%, 10/15/06(f)                             4,944,043
                      11,870       5/15/18 - 5/15/25, Strips                      5,283,026
                                                                            ---------------
                                   Total U.S. government securities
                                    (cost $30,610,983)                           31,413,257
                                                                            ---------------
 MUNICIPAL BOND  0.2%
                                   Illinois St., Taxable Pension, G.O.,
 Aa3                   1,555       5.10%, 6/1/33 (cost $1,490,936)                1,445,575
                                                                            ---------------
 FOREIGN GOVERNMENT OBLIGATIONS  0.2%
                                   Province of Quebec (Canada),
 A1                      390       5.75%, 2/15/09                                   432,537
 A1                      310       6.125%, 1/22/11                                  351,130
                                   Republic of Italy (Italy), Notes,
 Aa2                     160       5.375%, 6/15/33(f)                               158,533
                                                                            ---------------
                                   Total foreign government obligations
                                    (cost $859,661)                                 942,200
                                                                            ---------------
                                   Total long-term investments
                                    (cost $626,165,659)                         653,426,848
                                                                            ---------------
 SHORT-TERM INVESTMENTS  30.2%
 CORPORATE BONDS  0.1%
 FOODS
 -----------------------------------------------------------------------------------
                                   Safeway, Inc., Notes,
 Baa2                    250       6.05%, 11/15/03                                  249,620
 HOTELS  0.1%
 -----------------------------------------------------------------------------------
                                   ITT Corp., Notes,
 Ba1                     700       6.75%, 11/15/03                                  699,669
                                                                            ---------------
                                   Total corporate bonds (cost $949,272)            949,289
                                                                            ---------------

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 35

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 MOODY'S         PRINCIPAL
 RATING          AMOUNT
 (UNAUDITED)     (000)             DESCRIPTION                               VALUE (NOTE 1)
 U.S. GOVERNMENT SECURITIES  0.3%
                                   United States Treasury Bills,
                 $     2,000       0.93%, 12/18/03(b) (cost $1,995,970)     $     1,996,182

                 SHARES
                 -----------
 MUTUAL FUND  29.8%
 ----------------------------------------------------------------------------------
                                   Dryden Core Investment Fund-Taxable Money
                                    Market Series(e) (cost $207,073,988;
                 207,073,988        Note 3)                                     207,073,988
                                                                            ---------------
                                   Total short-term investments
                                    (cost $210,019,230)                         210,019,459
                                                                            ---------------
                                   TOTAL INVESTMENTS 124.3%
                                    (COST $836,184,889; NOTE 5)                 863,446,307
                                                                            ---------------
                                   Liabilities in excess of other
                                    assets  (24.3%)                            (168,847,136)
                                                                            ---------------
                                   NET ASSETS  100.0%                       $   694,599,171
                                                                            ---------------
                                                                            ---------------

------------------------------
(a) Non-income producing security.
(b) All or partial amount of security is segregated as initial margin for financial futures transactions.
(c) Partial principal amount of $41,400,000 represents a to-be-announced ('TBA') mortgage dollar roll, see Notes 1 and 4.
(d) Standard & Poor's Rating.
(e) Represents security or portion thereof, purchased with cash collateral received for securities on loan.
(f) Securities, or portion thereof, on loan, see Note 4.
(g) TRAIN (Targeted Return Index Securities Trust) is a trust established pursuant to a series trust agreement by Lehman Brothers, Inc. Each registered holder of certificates issued by the TRAIN is a beneficial owner of a fractional undivided interest in the TRAIN and is entitled to receive a pro rata share of interest and other amounts or property distributed.
(h) Fair valued security, see Note 1.
(i) Variable rate instrument.
M.T.N.--Medium Term Notes.
The Fund's current Prospectus contains a description of Moody's and Standard & Poor's ratings.

See Notes to Financial Statements.

36 Visit our website at www.jennisondryden.com

Statement of Assets and Liabilities
as of September 30, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value including securities on loan of $110,114,982
    (cost $836,184,889)                                                    $863,446,307
 Cash                                                                           176,987
 Receivable for investments sold                                             39,989,424
 Dividends and interest receivable                                            1,894,491
 Receivable for Series shares sold                                              325,907
 Due from broker - variation margin                                             214,844
 Prepaid expenses                                                                24,821
                                                                           ------------
 TOTAL ASSETS                                                               906,072,781
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable to broker for collateral for securities on loan (Note 4)           116,735,168
 Payable for investments purchased                                           84,183,342
 Payable to securities lending agent                                          8,394,675
 Accrued expenses and other liabilities                                         809,231
 Payable for Series shares reacquired                                           726,110
 Management fee payable                                                         376,050
 Distribution fee payable                                                       184,320
 Due to broker - variation margin                                                64,714
                                                                           ------------
 TOTAL LIABILITIES                                                          211,473,610
                                                                           ------------
 NET ASSETS                                                                $694,599,171
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Common stock, at par                                                   $     60,513
    Paid-in capital in excess of par                                        746,566,998
                                                                           ------------
                                                                            746,627,511
    Undistributed net investment income                                       2,919,507
    Accumulated net realized loss on investments                            (82,585,015)
    Net unrealized appreciation on investments and financial futures
    contracts                                                                27,637,168
                                                                           ------------
 NET ASSETS, SEPTEMBER 30, 2003                                            $694,599,171
                                                                           ------------
                                                                           ------------

See Notes to Financial Statements.

38 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($410,597,360 / 35,790,243 shares of beneficial interest issued and
 outstanding)                                                                  $11.47
 Maximum sales charge (5% of offering price)                                      .60
                                                                               ------
 Maximum offering price to public                                              $12.07
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($104,308,120 / 9,130,996 shares of common stock issued and outstanding)      $11.42
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($12,654,956 / 1,107,805 shares of beneficial interest issued and
 outstanding)                                                                  $11.42
 Sales charge (1% of offering price)                                              .12
                                                                               ------
 Offering price to public                                                      $11.54
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($167,038,735 / 14,484,445 shares of beneficial interest issued and
 outstanding)                                                                  $11.53
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 39

Statement of Operations
Year Ended September 30, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Dividends (net of foreign withholding taxes of $2,533)                   $  8,716,829
 Interest                                                                    6,370,268
 Income from securities loaned, net                                            153,912
                                                                          ------------
 TOTAL INCOME                                                               15,241,009
                                                                          ------------
 Expenses
 Management fee                                                              4,440,767
 Distribution fee--Class A                                                     963,106
 Distribution fee--Class B                                                   1,131,123
 Distribution fee--Class C                                                     121,323
 Transfer agent's fees and expenses                                          1,078,000
 Custodian's fees and expenses                                                 282,000
 Audit fee                                                                      28,000
 Reports to shareholders                                                        26,000
 Directors' fees                                                                19,000
 Registration fees                                                              10,000
 Legal fees and expenses                                                         5,000
 Miscellaneous                                                                   9,820
                                                                          ------------
 TOTAL OPERATING EXPENSES                                                    8,114,139
                                                                          ------------
 NET INVESTMENT INCOME                                                       7,126,870
                                                                          ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment                                                             (33,748,875)
    Financial futures contracts                                              2,852,293
                                                                          ------------
                                                                           (30,896,582)
                                                                          ------------
 Net change in unrealized appreciation on:
    Investments                                                            145,017,262
    Financial futures contracts                                             13,574,009
                                                                          ------------
                                                                           158,591,271
                                                                          ------------
 Net gain on investments                                                   127,694,689
                                                                          ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $134,821,559
                                                                          ------------
                                                                          ------------

See Notes to Financial Statements.

40 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------
                                                         2003                2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment income                               $   7,126,870       $   12,042,124
 Net realized loss on investments                      (30,896,582)         (25,759,323)
 Net change in unrealized appreciation
    (depreciation) on investments                      158,591,271          (70,440,124)
                                                     --------------    ------------------
 Net increase (decrease) in net assets resulting
    from operations                                    134,821,559          (84,157,323)
                                                     --------------    ------------------
 DIVIDENDS AND DISTRIBUTIONS (NOTE 1)
 Dividends from net investment income
 Class A                                                (7,752,275)         (12,067,120)
 Class B                                                (1,573,307)          (2,940,609)
 Class C                                                  (158,354)            (267,376)
 Class Z                                                (3,950,936)          (5,959,996)
                                                     --------------    ------------------
                                                       (13,434,872)         (21,235,101)
                                                     --------------    ------------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSION) (NOTE 6)
 Net proceeds from shares sold                          68,601,247           91,187,390
 Net asset value of shares issued in reinvestment
 of dividends                                           12,872,855           20,371,526
 Cost of shares reacquired                            (179,176,977)        (215,245,862)
                                                     --------------    ------------------
 Net decrease in net assets from Series share
 transactions                                          (97,702,875)        (103,686,946)
                                                     --------------    ------------------
 Total increase (decrease)                              23,683,812         (209,079,370)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                     670,915,359          879,994,729
                                                     --------------    ------------------
 End of year(a)                                      $ 694,599,171       $  670,915,359
                                                     --------------    ------------------
                                                     --------------    ------------------
 ------------------------------
 (a) Includes undistributed net
     investment income of                            $   2,919,507       $    8,222,618
                                                     --------------    ------------------

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 41

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Dryden Active Balanced Fund (the 'Series'), Jennison Growth Fund and Jennison Equity Opportunity Fund, formerly known as Prudential Active Balanced Fund, Prudential Jennison Growth Fund and Prudential Jennison Equity Opportunity Fund, respectively. These financial statements relate to Dryden Active Balanced Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series' investment objective is to seek income and long-term growth of capital by investing in a portfolio of equity, fixed-income and money market securities which is actively managed to capitalize on opportunities created by perceived misvaluation.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC, in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sale price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Futures contracts and options thereon traded on a commodities exchange or board of trade are valued at the last sale price at the close of trading on such exchange or board of trade or, if there was no sale on the applicable commodities exchange or board of trade on such day, at the mean between the most recently quoted bid and asked prices on such exchange or board of trade or at the last bid price in the absence of an asked price. Any security for which a reliable market quotation is unavailable is valued at fair value by a Valuation Committee appointed by the Fund's Board of Directors.

42 Visit our website at www.jennisondryden.com

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Series is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the 'initial margin.' Subsequent payments, known as 'variation margin,' are made or received by the Series each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain or loss. When the contract expires or is closed, the gain or loss is realized and is presented in the Statement of Operations as net realized gain or loss on financial futures transactions.

The Series invests in financial futures contracts in order to hedge its existing portfolio securities, or securities the Series intends to purchase, against fluctuations in value caused by changes in prevailing interest rates or market conditions. Should interest rates move unexpectedly, the Series may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets.

Financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities.

Dollar Rolls: The Series may enter into mortgage dollar rolls in which the Series sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, the Series forgoes principal and interest paid on the securities. The Series' policy is to record the components of dollar rolls as purchase and sale transactions. The Series had dollar rolls outstanding as of September 30, 2003, which are included in Receivable for Investments Sold and Payable for Investments Purchased on the Statement of Assets and Liabilities. The Series maintains a segregated account of U.S. government

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 43 securities or other liquid assets, the dollar value of which is at least equal to its obligations with respect of dollar rolls.

The Series is subject to the risk that the market value of the securities the Series is obligated to repurchase under the agreement may decline below the repurchase price.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. Loans are subject to termination at the option of the borrower or the Series. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. The Series receives compensation, net of any rebate and securities lending agent fee, for lending its securities in the form of interest or dividends on the collateral received for securities loaned. The Series is entitled to any gain or loss in the market price of the securities loaned that may occur during the term of the loan. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) on sales of securities are calculated on the identified cost basis. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net Investment income or loss (other than distribution fees which are charged directly to the respective class) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income and distributions of net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate taxpaying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment

44 Visit our website at www.jennisondryden.com companies and to distribute all of its net income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded, net of reclaimable amounts, at the time the related income is earned.

NOTE 2. AGREEMENTS

The Fund has a management agreement for the Series with Prudential Investments LLC ('PI'). Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadviser's performance of such services. PI has entered into a subadvisory agreement with Prudential Investment Management, Inc. ('PIM'). The subadvisory agreement provides that PIM furnishes investment advisory services in connection with the management of the Series. In connection therewith, PIM is obligated to keep certain books and records of the Series. PI pays for the services of PIM, the compensation of officers of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly at an annual rate of .65 of 1% of the Series' daily average net assets up to $1 billion and ..60 of 1% of the Series' daily average net assets in excess of $1 billion.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $98,000 and $4,300 in front-end sales charges resulting from sales of Class A shares and Class C shares, respectively, during the year ended September 30, 2003. From these fees, PIMS paid

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 45 such sales charges to dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2003, it received approximately $170,800 and $1,300 in contingent deferred sales charges imposed upon certain redemptions by Class B and Class C shareholders, respectively.

PI, PIM and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings under the SCA will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and paid quarterly and is allocated to the Funds pro rata, based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2003, the Series incurred fees of approximately $816,500 for the services of PMFS. As of September 30, 2003, approximately $61,600 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $58,500 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC ('Wachovia') and Prudential Securities, Inc. ('PSI'), affiliates of PI, was approximately $47,000 for the year ended September 30, 2003. Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture ('Wachovia Securities LLC') whereby Prudential and Wachovia Corp. combined

46 Visit our website at www.jennisondryden.com their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of September 30, 2003, approximately $3,700 of such fees were due to Wachovia. These amounts are included in the transfer agent's fees and expenses in the Statement of Operations.

PSI was the securities lending agent for the Series. Effective July 1, 2003, PIM is the securities lending agent for the Series. For the year ended September 30, 2003, PSI and PIM have been compensated approximately $37,800 and $13,400 for these services, respectively.

The Series invests in the Taxable Money Market Series (the 'portfolio'), a portfolio of Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2003, the Series earned income of $1,585,683 and $153,912 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2003 were $1,274,828,870 and $1,282,913,248 respectively.

During the year ended September 30, 2003, the Series entered into financial futures contracts. Details of outstanding contracts at September 30, 2003 are as follows:

                                                            VALUE AT          VALUE AT           UNREALIZED
NUMBER OF                               EXPIRATION           TRADE         SEPTEMBER 30,       APPRECIATION/
CONTRACTS            TYPE                  DATE               DATE              2003           (DEPRECIATION)
---------     -------------------    -----------------    ------------     --------------     ----------------
              Long Positions:
              U.S. Treasury 5yr
    275       Note                   Dec 03               $ 30,567,743      $ 31,203,906         $  636,163
              U.S. Treasury 5yr
     92       Note                   Dec 03                 10,086,811        10,439,125            352,314

              Short Positions:
              U.S. Treasury 10yr
   (106)      Note                   Dec 03                (11,605,511)      (12,150,250)          (544,739)
              U.S. Treasury 2yr
    (17)      Note                   Dec 03                 (3,618,333)       (3,665,093)           (46,760)
     (3)      U.S. Treasury Bond     Dec 03                   (315,241)         (336,469)           (21,228)
                                                                                                   --------
                                                                                                 $  375,750
                                                                                                   --------
                                                                                                   --------

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 47

The amount of dollar rolls outstanding at September 30, 2003 was $42,240,438 (principal $41,400,000), which was 6.1% of total assets.

As of September 30, 2003, the Series had securities on loan with an aggregate market value of $110,114,982. The Series received $116,735,168 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Series's securities lending procedures.

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to undistributed net investment income (loss) and accumulated net realized gain
(loss) on investments. For the year ended September 30, 2003, the adjustments were to increase net investment income and accumulated net realized loss on investments by $1,004,891 due to differences in the treatment of paydown losses and dollar roll transactions between financial reporting and tax accounting. Net investment income, net realized gains (losses) and net assets were not affected by this change.

For the year ended September 30, 2003 the tax character of the distributions paid, as reflected in the Statement of Changes in Net Assets, of $13,434,872 was ordinary income. For the year ended September 30, 2002 the tax character of the distributions paid, as reflected in the Statement of Changes in Net Assets, of $21,235,101 was ordinary income.

As of September 30, 2003, the component of distributable earnings on a tax basis was $2,919,507 of ordinary income.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2003 of approximately $66,754,800 of which $22,900, $16,108,500 and $50,623,400 expire in 2009, 2010 and 2011, respectively. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Series elected to treat post-October capital losses of approximately $8,624,900 incurred in the eleven-month period ended September 30, 2003 as having been incurred in the next fiscal year.

The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of September 30, 2003 were as follows:

    TAX BASIS                                                            UNREALIZED
  OF INVESTMENTS          APPRECIATION           DEPRECIATION           APPRECIATION
------------------     ------------------     ------------------     ------------------
   $843,014,429           $57,233,111            $36,801,233            $20,431,878

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

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. Certain investors who purchase $1 million or more of Class A shares are subject to a 1% contingent deferred sales charge during the first 12 months. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending upon the period of time the shares are held. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualify to purchase Class A shares at net asset value. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors.

There are 3.25 billion shares of $.001 par value of common stock of the Fund authorized which are divided into three series, two of which (including the Series) offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares. As of September 30, 2003 Prudential owned 239,634 Class A shares of the Series.

Transactions in shares of common stock were as follows:

CLASS A                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended September 30, 2003:
Shares sold                                                      2,182,055    $ 22,675,921
Shares issued in reinvestment of dividends                         703,668       7,240,748
Shares reacquired                                               (7,758,347)    (80,565,008)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (4,872,624)    (50,648,339)
Shares issued upon conversion from Class B                       2,195,502      23,524,652
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (2,677,122)   $(27,123,687)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                      2,416,431    $ 27,016,526
Shares issued in reinvestment of dividends                         983,595      11,291,670
Shares reacquired                                               (9,601,174)   (106,105,795)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (6,201,148)    (67,797,599)
Shares issued upon conversion from Class B                       1,851,632      20,634,380
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (4,349,516)   $(47,163,219)
                                                                ----------    ------------
                                                                ----------    ------------

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 49

CLASS B                                                           SHARES         AMOUNT
-------------------------------------------------------------   ----------    ------------
Year ended September 30, 2003:
Shares sold                                                      1,337,730    $ 14,015,715
Shares issued in reinvestment of dividends                         148,356       1,529,548
Shares reacquired                                               (3,148,182)    (32,134,772)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (1,662,096)    (16,589,509)
Shares reacquired upon conversion into Class A                  (2,197,732)    (23,524,652)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (3,859,828)   $(40,114,161)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                      1,723,536    $ 19,323,258
Shares issued in reinvestment of dividends                         248,945       2,860,382
Shares reacquired                                               (3,609,992)    (39,221,503)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding before
  conversion                                                    (1,637,511)    (17,037,863)
Shares reacquired upon conversion into Class A                  (1,854,251)    (20,634,380)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (3,491,762)   $(37,672,243)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS C
-------------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                        452,041    $  4,668,350
Shares issued in reinvestment of dividends                          15,058         155,251
Shares reacquired                                                 (537,865)     (5,540,896)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                      (70,766)   $   (717,295)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                        314,712    $  3,483,964
Shares issued in reinvestment of dividends                          22,988         264,128
Shares reacquired                                                 (652,109)     (7,124,809)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                     (314,409)   $ (3,376,717)
                                                                ----------    ------------
                                                                ----------    ------------
CLASS Z
-------------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                      2,582,934    $ 27,241,261
Shares issued in reinvestment of dividends                         382,491       3,947,308
Shares reacquired                                               (5,676,937)    (60,936,301)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (2,711,512)   $(29,747,732)
                                                                ----------    ------------
                                                                ----------    ------------
Year ended September 30, 2002:
Shares sold                                                      3,691,278    $ 41,363,642
Shares issued in reinvestment of dividends                         516,508       5,955,346
Shares reacquired                                               (5,662,712)    (62,793,755)
                                                                ----------    ------------
Net increase (decrease) in shares outstanding                   (1,454,926)   $(15,474,767)
                                                                ----------    ------------
                                                                ----------    ------------

50 Visit our website at www.jennisondryden.com

Financial Highlights
-----------------------------------------------------------
  SEPTEMBER 30, 2003   ANNUAL REPORT

  The Prudential Investment Portfolios, Inc.
  Dryden Active Balanced Fund

Financial Highlights

                                                                         CLASS A
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                  SEPTEMBER 30, 2003(C)
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $    9.60
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                        .12
 Net realized and unrealized gain (loss) on investment
 transactions                                                                1.96
                                                                          -------
 Total from investment operations                                            2.08
                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                        (.21)
 Distributions from net realized gains                                         --
                                                                          -------
 Total distributions                                                         (.21)
                                                                          -------
 Net asset value, end of year                                           $   11.47
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           21.91%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $ 410,597
 Average net assets (000)                                               $ 385,242
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees(d)                                                                  1.11%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                      .86%
    Net investment income                                                    1.12%
 For Class A, B, C and Z shares:
    Portfolio turnover                                                        212%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Calculations are based on average shares outstanding during the year.
(d) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% of the average daily net assets of the Class A shares.

See Notes to Financial Statements.

52 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.08             $  13.76             $  13.25             $  13.29
      -------              -------               ------               ------
          .18                  .44                  .38                  .31
        (1.37)               (2.31)                1.10                 1.69
      -------              -------               ------               ------
        (1.19)               (1.87)                1.48                 2.00
      -------              -------               ------               ------
         (.29)                (.38)                (.28)                (.30)
           --                 (.43)                (.69)               (1.74)
      -------              -------               ------               ------
         (.29)                (.81)                (.97)               (2.04)
      -------              -------               ------               ------
     $   9.60             $  11.08             $  13.76             $  13.25
      -------              -------               ------               ------
      -------              -------               ------               ------
       (11.18)%             (14.40)%              11.56%               16.07%
     $369,410             $474,409             $ 16,444             $ 10,397
     $461,051             $456,359             $ 13,248             $  6,918
         1.11%                1.21%                1.30%                1.41%
          .86%                 .96%                1.05%                1.16%
         1.51%                2.21%                2.76%                2.29%
          215%                 134%                 243%                 230%

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 53

Financial Highlights
Cont'd.

                                                                         CLASS B
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                  SEPTEMBER 30, 2003(C)
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $    9.56
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                        .04
 Net realized and unrealized gain (loss) on investment
 transactions                                                                1.95
                                                                          -------
 Total from investment operations                                            1.99
                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                        (.13)
 Distributions from net realized gains                                         --
                                                                          -------
 Total distributions                                                         (.13)
                                                                          -------
 Net asset value, end of year                                           $   11.42
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           20.96%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $ 104,308
 Average net assets (000)                                               $ 113,112
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees                                                                     1.86%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                      .86%
    Net investment income                                                     .38%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

54 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.00             $  13.68             $  13.17             $  13.22
      -------              -------               ------               ------
          .10                  .40                  .27                  .19
        (1.36)               (2.35)                1.11                 1.69
      -------              -------               ------               ------
        (1.26)               (1.95)                1.38                 1.88
      -------              -------               ------               ------
         (.18)                (.30)                (.18)                (.19)
           --                 (.43)                (.69)               (1.74)
      -------              -------               ------               ------
         (.18)                (.73)                (.87)               (1.93)
      -------              -------               ------               ------
     $   9.56             $  11.00             $  13.68             $  13.17
      -------              -------               ------               ------
      -------              -------               ------               ------
       (11.73)%             (14.99)%              10.78%               15.12%
     $124,201             $181,313             $ 18,648             $ 10,979
     $169,928             $225,621             $ 13,794             $  7,018
         1.86%                1.96%                2.05%                2.16%
          .86%                 .96%                1.05%                1.16%
          .77%                1.55%                2.01%                1.54%

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 55

Financial Highlights
Cont'd.

                                                                         CLASS C
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                  SEPTEMBER 30, 2003(C)
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $  9.56
                                                                          ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                       .04
 Net realized and unrealized gain (loss) on investment
 transactions                                                               1.95
                                                                          ------
 Total from investment operations                                           1.99
                                                                          ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                       (.13)
 Distributions from net realized gains                                        --
                                                                          ------
 Total distributions                                                        (.13)
                                                                          ------
 Net asset value, end of year                                            $ 11.42
                                                                          ------
                                                                          ------
 TOTAL RETURN(A):                                                          20.96%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $12,655
 Average net assets (000)                                                $12,132
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees                                                                    1.86%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                     .86%
    Net investment income                                                    .37%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

56 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.00             $  13.68              $13.17               $13.22
       ------               ------               -----                -----
          .08                  .32                 .27                  .19
        (1.34)               (2.27)               1.11                 1.69
       ------               ------               -----                -----
        (1.26)               (1.95)               1.38                 1.88
       ------               ------               -----                -----
         (.18)                (.30)               (.18)                (.19)
           --                 (.43)               (.69)               (1.74)
       ------               ------               -----                -----
         (.18)                (.73)               (.87)               (1.93)
       ------               ------               -----                -----
     $   9.56             $  11.00              $13.68               $13.17
       ------               ------               -----                -----
       ------               ------               -----                -----
       (11.73)%             (14.99)%             10.78%               15.12%
     $ 11,268             $ 16,423              $2,893               $1,117
     $ 15,577             $ 14,019              $1,741               $  674
         1.86%                1.96%               2.05%                2.16%
          .86%                 .96%               1.05%                1.16%
          .76%                1.43%               2.02%                1.54%

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 57

Financial Highlights
Cont'd.

                                                                         CLASS Z
                                                                  ---------------------
                                                                       YEAR ENDED
                                                                  SEPTEMBER 30, 2003(C)
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $    9.66
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)                                                 .14
 Net realized and unrealized gain (loss) on investment
 transactions                                                                1.97
                                                                          -------
 Total from investment operations                                            2.11
                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                        (.24)
 Distributions from net realized gains                                         --
                                                                          -------
 Total distributions                                                         (.24)
                                                                          -------
 Net asset value, end of year                                           $   11.53
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           22.11%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $ 167,039
 Average net assets (000)                                               $ 172,708
 Ratios to average net assets:
    Expenses, including distribution fees and service (12b-1)
    fees                                                                      .86%
    Expenses, excluding distribution fees and service (12b-1)
    fees                                                                      .86%
    Net investment income                                                    1.36%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Effective October 1, 2001, the Series has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing premiums on debt securities. There was no per share or ratio effect because of this change for the year ended September 30, 2002. Per share amounts and ratios for the years ended prior to September 30, 2002 have not been restated to reflect this change in presentation.
(c) Calculations are based on average shares outstanding during the year.

See Notes to Financial Statements.

58 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
     2002(B)                2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.14             $  13.79             $  13.27             $  13.32
      -------              -------              -------              -------
          .21                  .35                  .40                  .35
        (1.37)               (2.17)                1.12                 1.68
      -------              -------              -------              -------
        (1.16)               (1.82)                1.52                 2.03
      -------              -------              -------              -------
         (.32)                (.40)                (.31)                (.34)
           --                 (.43)                (.69)               (1.74)
      -------              -------              -------              -------
         (.32)                (.83)               (1.00)               (2.08)
      -------              -------              -------              -------
     $   9.66             $  11.14             $  13.79             $  13.27
      -------              -------              -------              -------
      -------              -------              -------              -------
       (10.86)%             (13.96)%              11.87%               16.32%
     $166,036             $207,850             $146,516             $124,250
     $206,376             $230,926             $137,089             $130,052
          .86%                 .96%                1.05%                1.16%
          .86%                 .96%                1.05%                1.16%
         1.76%                2.51%                2.99%                2.54%

                                              See Notes to Financial Statements.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 59

Report of Independent Auditors

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Dryden Active Balanced Fund, formerly Prudential Active Balanced Fund, (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
November 25, 2003

60 Visit our website at www.jennisondryden.com

Federal Income Tax Information
(Unaudited)

We are required by the Internal Revenue Code to advise you within 60 days of the Series' fiscal year end (September 30, 2003) as to the federal tax status of dividends and distributions paid by the Series during such fiscal year. Accordingly, we are advising you that in the fiscal year ended September 30, 2003, dividends paid from net investment income were $.21 per share for Class A shares, $.13 per share for Class B and Class C shares and $.24 per share for Class Z shares, which are taxable as ordinary income.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders. Please be advised that 7.07% of the dividends paid from ordinary income in the fiscal year ended September 30, 2003 qualify for each of these states' tax exclusion.

We also wish to advise you that 94.03% of the dividends paid from ordinary income in the fiscal year ended September 30, 2003 qualified for the corporate dividends received deduction available to corporate taxpayers.

The Fund intends to designate the maximum amount of dividends, qualified for the reduced tax rate under the Jobs and Growth Tax Relief Reconciliation Act of 2003, allowable.

In January 2004, you will be advised on IRS Form 1099 DIV or substitute 1099 DIV as to the federal tax status of the distributions received by you in calendar year 2003.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 61

Supplemental Proxy Information
(Unaudited)

A meeting of the Series' shareholders was held on July 17, 2003. The meeting was held for the following purpose:

(1) To approve the election of ten (10) directors to the Board of Directors, as follows:

    - David E.A. Carson
    - Robert E. La Blanc
    - Robert F. Gunia
    - Douglas H. McCorkindale
    - Stephen P. Munn
    - Richard A. Redeker
    - Judy A. Rice
    - Robin B. Smith
    - Stephen Stoneburn
    - Clay T. Whitehead

The result of the proxy solicitation on the preceding matter was:

                                     VOTES           VOTES         VOTES
               MATTER                 FOR           AGAINST       WITHHELD     ABSTENTIONS
        ---------------------    -------------     ----------     --------     -----------
(1)     David E.A. Carson           40,512,696             --      497,915              --
        Robert E. La Blanc          40,506,992             --      503,619              --
        Robert F. Gunia             40,523,966             --      486,645              --
        Douglas H.
         McCorkindale               40,489,680             --      520,931              --
        Stephen P. Munn             40,521,782             --      488,829              --
        Richard A. Redeker          40,522,454             --      488,157              --
        Judy A. Rice                40,529,430             --      481,181              --
        Robin B. Smith              40,508,799             --      501,812              --
        Stephen Stoneburn           40,526,086             --      484,525              --
        Clay T. Whitehead           40,522,271             --      488,340              --

62 Visit our website at www.jennisondryden.com

Management of the Company
(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex'(D) consists of the Fund and any other investment companies managed by PI.

INDEPENDENT DIRECTORS(2)

DAVID E.A. CARSON (69), Director since 2003(3)
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:(4) Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Director since 2003(3)
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:(4) Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Director since 1996(3)
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:(4) Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since 1996).

STEPHEN P. MUNN (61), Director since 1996(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:(4) Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 63

RICHARD A. REDEKER (60), Director since 1995(3)
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:(4) None.

ROBIN B. SMITH (64), Director since 1995(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:(4) Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Director since 2003(3)
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:(4) None

CLAY T. WHITEHEAD (64), Director since 1996(3)
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:(4) Director (since 2000) of the High Yield Plus Fund, Inc.

INTERESTED DIRECTORS(1)

JUDY A. RICE (55), President since 2003 and Director since 2000(3)
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; Vice President (since February 1999) of Prudential Investment Management Services LLC; President, Chief Executive Officer and Officer-In-Charge (since April 2003) of Prudential Mutual Fund Services LLC; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute. Other Directorships held:(4) None

64 Visit our website at www.jennisondryden.com

ROBERT F. GUNIA (56), Vice President and Director since 1996(3)
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; President (since April 1999) of Prudential Investment Management Services LLC; Executive Vice President (since March 1999) and Treasurer (since May 2000) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:(4) Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.

Information pertaining to the Officers of the Fund is set forth below.

OFFICERS(2)

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 2002(3)
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 2002(3) Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 1998(3)
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

     The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund 65

   1 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Prudential
     Investment Management, Inc. or PIM) or the Distributor (Prudential Investment
     Management Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Directors and Officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of
     Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

66 Visit our website at www.jennisondryden.com

Growth of a $10,000 Investment

    [ LINE GRAPH ]

Average Annual Total Returns (With Sales Charges) as of 9/30/03
          One Year    Five Years    Ten Years    Since Inception
Class A    15.81%        2.66%         N/A           4.62%
Class B    15.96         2.82          N/A           4.65
Class C    18.76         2.76          N/A           4.50
Class Z    22.11         4.03         6.96%          7.46


Average Annual Total Returns (Without Sales Charges) as of 9/30/03
          One Year    Five Years    Ten Years    Since Inception
Class A    21.91%        3.72%         N/A           5.40%
Class B    20.96         2.97          N/A           4.65
Class C    20.96         2.97          N/A           4.65
Class Z    22.11         4.03         6.96%          7.46

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential Investments LLC and Lipper Inc. Inception dates: Class A, B, and C, 11/7/96; and Class Z, 1/4/93.

The graph compares a $10,000 investment in the Dryden Active Balanced Fund (Class A shares) with a similar investment in the S&P 500 Index, the Lehman Brothers Aggregate Bond Index, and the Customized Blend Index by portraying the initial account values at the commencement of operations of Class A shares (November 7, 1996) and the account values at the end of the current fiscal year (September 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2003, the returns for Class A shares shown in the graph and the tables would have been lower.

Visit our website at www.jennisondryden.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Lehman Brothers Aggregate Bond Index is an unmanaged index of investment-grade securities issued by the U.S. government and its agencies, and by corporations with between 1 and 10 years remaining to maturity on the securities. It gives a broad look at how short- and intermediate-term bonds have performed. The Customized Blend Index is made up of the S&P 500 Index (57.5%), the Lehman Brothers Aggregate Bond Index (40.0%), and the T-Bill 3-Month Blend (2.5%). The indexes' total returns include the reinvestment of all dividends, but do not reflect deductions for sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these deductions. The securities that comprise the indexes may differ substantially from the securities in the Fund. Other indexes may portray different comparative performance of balanced funds. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

        The Prudential Investment Portfolios, Inc. - Dryden Active Balanced Fund

MAIL
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102

TELEPHONE
(800) 225-1852

WEBSITE
www.jennisondryden.com

DIRECTORS
David E.A. Carson -- Robert F. Gunia -- Robert E. La Blanc -- Douglas H. McCorkindale -- Stephen P. Munn -- Richard A. Redeker -- Judy A. Rice -- Robin B. Smith -- Stephen D. Stoneburn -- Clay T. Whitehead

OFFICERS
Judy A. Rice, President -- Robert F. Gunia, Vice President -- Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -- Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary -- Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER               Prudential Investments LLC    Gateway Center Three
                                                    100 Mulberry Street
                                                    Newark, NJ 07102

INVESTMENT ADVISER    Prudential Investment         Gateway Center Two
                      Management, Inc.              100 Mulberry Street
                                                    Newark, NJ 07102

DISTRIBUTOR           Prudential Investment         Gateway Center Three
                      Management Services LLC       14th Floor
                                                    100 Mulberry Street
                                                    Newark, NJ 07102

CUSTODIAN             State Street Bank             One Heritage Drive
                      and Trust Company             North Quincy, MA 02171

TRANSFER AGENT        Prudential Mutual Fund        PO Box 8098
                      Services LLC                  Philadelphia, PA 19101

INDEPENDENT AUDITORS  PricewaterhouseCoopers LLP    1177 Avenue of the Americas
                                                    New York, NY 10036

LEGAL COUNSEL         Sullivan & Cromwell LLP       125 Broad Street
                                                    New York, NY 10004


Dryden Active Balanced Fund
Share Class    A            B            C            Z
Nasdaq         PIBAX        PBFBX        PABCX        PABFX
CUSIP          74437E883    74437E875    74437E867    74437E859



Mutual Funds:
ARE NOT INSURED BY THE FDIC OR ANY  x  MAY LOSE VALUE  x  ARE NOT A DEPOSIT OF OR GUARANTEED BY
FEDERAL GOVERNMENT AGENCY                                 ANY BANK OR ANY BANK AFFILIATE


MF185E   IFS-A085827

Jennison Growth Fund

Formerly known as Prudential Jennison Growth Fund

SEPTEMBER 30, 2003     ANNUAL REPORT

                  (GRAPHIC)

                  FUND TYPE
                  Large-capitalization stock

                  OBJECTIVE
                  Long-term growth of capital

                  --------------------------------------

                  This report is not authorized for
                  distribution to prospective investors unless preceded or accompanied by a current prospectus.

                  The views expressed in this report
                  and information about the Fund's
                  portfolio holdings are for the period covered by this report and are subject to change thereafter.

JennisonDryden is a service mark of
The Prudential Insurance Company
of America.

JennisonDrydenMutualFunds

Dear Shareholder,                             November 21, 2003

Recent stories in the media have painted an unflattering portrait of the mutual fund industry. There has also been press coverage of Prudential, almost all of which has been focused on former brokers of Prudential
Securities.* As the manager of JennisonDryden mutual funds, we at Prudential Investments share your concern over these investigations.

State and federal authorities have requested information regarding trading practices from many mutual fund companies from across the nation. Prudential Investments has been cooperating with those inquiries and, at the same time, participating in an internal review. This review includes activity by the investment professionals of Prudential-managed funds, as well as the policies, systems, and procedures of Prudential
Financial's investment units and its
proprietary distribution channels, including the former Prudential Securities.

Market timing
While market timing is not illegal, Prudential
Investments has actively discouraged disruptive market timing, and for years, our mutual fund prospectuses have identified and addressed this issue. Our mutual fund business has established operating policies and procedures that are designed to detect and deter frequent trading activities deemed disruptive to the management of Prudential-managed mutual fund portfolios, and we have rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of
JennisonDryden Mutual Funds, and Prudential
Investment Management Services, the
distributor of the funds, are part of the Investment Management segment of Prudential
Financial, Inc. and are separate legal
entities from Prudential Securities, a retail brokerage firm formerly owned by Prudential
Financial. In February 2003, Prudential
Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July
2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities, and Prudential Financial owns the remaining 38%.

Late trading
SEC rules require that orders to purchase or redeem fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally
4:00 p.m., Eastern time) if they are to receive that day's price. While we can't be absolutely certain that no intermediary has accepted a late trade, our contracts with intermediaries require that they adhere to our prohibition on late trading.

For more than 40 years Prudential has offered investors quality investment products, financial guidance, and responsive customer service. Today, as the manager of JennisonDryden mutual funds, we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President
The Prudential Investment Portfolios, Inc./Jennison Growth Fund

The Prudential Investment Portfolios, Inc./Jennison Growth Fund 1

Your Fund's Performance

Fund Objective
The investment objective of the Jennison Growth
Fund (the Fund) is long-term growth of capital.
There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1 as of 9/30/03

                              One Year  Five Years  Ten Years  Since Inception2
Class A                        20.97%     -0.95%       N/A          57.04%
Class B                        20.09      -4.55        N/A          48.10
Class C                        20.09      -4.55        N/A          48.10
Class Z                        21.27       0.39      120.87%       167.75
S&P 500 Index3                 24.37       5.08      160.43         ***
Russell 1000 Growth Index4     25.92     -11.71      126.94         ****
Lipper Large-Cap Core Funds
Avg.5                          20.86       0.92      116.59         *****
Lipper Large-Cap Growth Funds
Avg.5                          21.15      -5.35       92.98         *****

Average Annual Total Returns1 as of 9/30/03
                              One Year  Five Years  Ten Years  Since Inception2
Class A                        14.92%     -1.21%       N/A           5.19%
Class B                        15.09      -1.09        N/A           5.09
Class C                        17.90      -1.13        N/A           4.96
Class Z                        21.27       0.08       8.25%          9.45
S&P 500 Index3                 24.37       1.00      10.04            ***
Russell 1000 Growth Index4     25.92      -2.46       8.54            ****
Lipper Large-Cap Core Funds
Avg.5                          20.86      -0.01       7.84            *****
Lipper Large-Cap Growth Funds
Avg.5                          21.15      -1.39       6.54            *****

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charge would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining
CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class
Z shares are not subject to a sales charge or a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.
2Inception dates: Class A, B, and C, 11/2/95, and Class Z, 4/15/96. On 9/20/96, The Prudential
Institutional Fund/Growth Stock Fund merged into Jennison Growth Fund, Class Z shares.
Performance prior to 9/20/96 is for the Growth
Stock Fund, which had an inception date of 11/5/92. 3The Standard & Poor's 500 Composite
Stock Price Index (S&P 500 Index) is an
unmanaged index of 500 stocks of large U.S.
public companies. It gives a broad look at how
U.S. stock prices have performed. 4The Russell
1000 Growth Index is an unmanaged index
comprising those securities in the Russell 1000
Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios,

2 Visit our website at www.jennisondryden.com price-to-earnings ratios and forecasted growth rates, and relatively low dividend yields. 5The
Lipper Average for the Fund has been changed from the Lipper Large-Cap Growth Funds Average to the Lipper Large-Cap Core Funds Average. The
Lipper Averages represent returns based on the average return of all funds in the stated
Lipper category for the periods noted. Funds in the Lipper Large-Cap Core Funds Average and the
Lipper Large-Cap Growth Funds Average invest at least 75% of their equity assets in companies with market capitalizations (on a three-year weighted basis) greater than 300% of the dollar-weighted median market capitalization of the middle 1,000 securities of the S&P
SuperComposite 1500 Index. Large-cap core funds have more latitude in the companies in which they invest. These funds typically have an average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500 Index. Large-cap growth funds typically have an above-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared to the S&P 500 Index. Investors cannot invest directly in an index. The returns for the S&P 500 Index, the Russell 1000 Growth
Index, and the Lipper Averages would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Averages reflect the deduction of operating expenses, but not sales charges or taxes. ***S&P 500 Index Closest
Month-End to Inception cumulative total returns are 94.36% for Class A, B, and C, and 193.20% for Class Z. S&P 500 Index Closest Month-End to
Inception average annual total returns are 8.76% for Class A, B, and C, and 10.36% for
Class Z. ****Russell 1000 Growth Index Closest
Month-End to Inception cumulative total returns are 62.20% for Class A, B, and C, and 136.92% for Class Z. Russell 1000
Growth Index Closest Month-End to Inception average annual total returns are 6.30% for Class A, B, and C, and 8.22% for Class Z.
*****Lipper Large-Cap Core Funds Average
Closest Month-End to Inception cumulative total returns are 66.42% for Class A, B, and C, and 149.95% for Class Z. Lipper Large-Cap Core
Funds Average Closest Month-End to Inception average annual total returns are 6.47% for Class A, B, and C, and 8.57% for Class Z.
Lipper Large-Cap Growth Funds Average Closest
Month-End to Inception cumulative total returns are 50.42% for Class A, B, and C, and 121.53% for Class Z. Lipper Large-Cap Growth Funds
Average Closest Month-End to Inception average annual total returns are 5.03% for Class A, B, and C, and 7.30% for Class Z.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/03
Microsoft Corp., Software                                     4.1%
Intel Corp., Semiconductors & Semiconductor Equipment         3.8
Amgen, Inc., Biotechnology                                    3.6
Cisco Systems, Inc., Communications Equipment                 3.4
American Express Co., Consumer Finance                        3.0
Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/03
Semiconductors & Semiconductor Equipment                     12.2%
Pharmaceuticals                                              10.0
Computers & Peripherals                                       7.2
Biotechnology                                                 7.2
Specialty Retail                                              6.7
Industry weightings are subject to change

The Prudential Investment Portfolios, Inc./Jennison Growth Fund 3

Investment Adviser's Report

The Fund had a strong positive return for the 12 months ended September 30, 2003. Although the return on its Class A shares trailed the S&P 500 Index, it was in line with the return of the Fund's peers as measured by the Lipper
Large-Cap Core Funds Average. Holdings in the technology, healthcare, and financial sectors were among the largest contributors to the Fund's performance, while consumer-related stocks hurt the Fund's overall return.

Most of the Fund's reporting period was
characterized by rising markets, with gains concentrated in a leap between mid-March and mid-June of 2003 as investors gradually gained confidence that the U.S. economy was growing.
Both business and consumer spending gathered momentum, driven by rising incomes, tax rebates, and a relatively subdued geopolitical climate.
Tight cost controls and impressive productivity growth led to a broad surge in reported corporate profits and cash flow. The recovery had its largest impact on the shares of companies most sensitive to economic growth, the very smallest growth stocks. Among the larger firms that are represented in the S&P
500 Index, value stocks still had an edge.

Focus on Semiconductors Helped
The Fund's performance in the technology sector was helped by its emphasis on semiconductor and semiconductor equipment companies, including
Intel Corp., Texas Instruments, Inc., and KLA-
Tencor Corp. Cisco Systems, Inc. also was a notable contributor to the Fund's return. Many of these companies achieved their recent earnings growth primarily by cutting costs. We believe that as their revenues accelerate, tighter control of costs may drive their earnings growth faster than most analysts expect.

Biotechnology Stocks Led Healthcare Holdings
Healthcare stocks were among the leading contributors. The Fund's biotechnology holdings, including Amgen, Inc. and Genentech, Inc., moved higher as a result of a stream of encouraging product developments. The Fund's holdings in the pharmaceutical sector, including
Teva Pharmaceutical Industries, Inc. and AstraZeneca
PLC, also made significant contributions.

Recovering Capital Markets Helped Our Financials
The Fund's holdings in the financial sector had substantial gains. The Fund's emphasis on companies like Merrill Lynch & Co., Inc. that could benefit from the improving capital markets added to its return. American Express
Co. shares moved higher

4 Visit our website at www.jennisondryden.com because of an improving outlook for corporate spending and travel, as well as developments in the government's antitrust case against Visa and Mastercard. Investors believed that an antitrust finding against these credit card companies might increase the potential market for American Express cards.

Consumer Holdings Were Mixed
Some consumer-related holdings made positive contributions. For example, Tiffany
& Co. was among the Fund's strongest positions.
Univision Communications Inc. and Starbucks
Corp. also advanced sharply. However, some other positions, including Kohl's Corp., BMW
AG, and Coca-Cola Co., detracted from the Fund's return. We sold our positions in BMW and Coca-Cola. We had purchased Coca-Cola expecting that the company would be able to reaccelerate its earnings growth after several years of unimpressive results. When this did not materialize, we reduced our growth outlook for the company and eventually eliminated the position.

Jennison Growth Fund Management Team

The Prudential Investment Portfolios, Inc./Jennison Growth Fund 5

------------------------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund 5

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund's net assets as of 9/30/03.

4.1%  Microsoft Corp./Software
      Microsoft is the leading global software company. We believe that the large number of personal computers approaching the end of the typical three-year upgrade cycle, recovering corporate technology budgets, and the end of support for certain older versions of Windows will drive sales of replacement computers and Microsoft's earnings growth. We expect that the company's strong financial position will enable it to make significant investments in new sales channels and business opportunities while maintaining its attractive margins.

3.8%  Intel Corp./Semiconductors &
      Semiconductor Equipment
      Intel is a leading manufacturer of
      microprocessors for the computing and
      telecommunications industries. Its earnings and revenue growth have been solid. We believe that its impressive productivity should benefit further from its aggressive transition to the new, finer-grained, 300mm manufacturing technology. Its new Centrino wireless transmission platform is driving sales of higher-margin chip sets for notebook computers.

3.6%  Amgen, Inc./Biotechnology
      Amgen is a global biotechnology company that discovers, develops, manufactures, and markets drugs based on advances in cellular and molecular biology. There has been strong demand for the company's drugs, including Aranesp, Enbrel, and Neupogen/Neulasta. We believe these products should continue to generate robust earnings and sales growth in markets that still have room to grow.

3.4%  Cisco Systems, Inc./Communications Equipment
      Cisco Systems manufactures, sells, and services networking and communication equipment that controls the flow of information across the Internet or within a customer's own network.
      We believe the company has a dominant competitive position and should capitalize on the ongoing recovery in capital spending. Cisco's manufacturing and marketing strength mean that accelerating revenue growth may translate quickly into higher earnings.

3.0%  American Express Co./Consumer Finance
      American Express provides travel-related, financial advisory, and international banking services worldwide. We expect it to benefit from an improving outlook for corporate spending and travel as well as from recent developments in the government's antitrust case against Visa and Mastercard.

Holdings are subject to change.

6 Visit our website at www.jennisondryden.com

Portfolio of Investments
as of September 30, 2003

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 LONG-TERM INVESTMENTS  99.4%
 COMMON STOCKS
 AUTOMOBILES  1.0%
 -----------------------------------------------------------------------------------
      689,100          Harley-Davidson, Inc.                            $    33,214,620
 BEVERAGES  1.1%
 -----------------------------------------------------------------------------------
      709,200          Anheuser-Busch Cos., Inc.                             34,991,928
 BIOTECHNOLOGY  7.2%
 -----------------------------------------------------------------------------------
    1,774,600          Amgen, Inc.(a)(b)                                    114,585,922
      725,200          Genentech, Inc.(a)                                    58,117,528
      700,600          Gilead Sciences, Inc.(a)(b)                           39,184,558
      444,000          MedImmune, Inc.(a)(b)                                 14,656,440
                                                                        ---------------
                                                                            226,544,448
 CAPITAL MARKETS  4.0%
 -----------------------------------------------------------------------------------
      592,400          Goldman Sachs Group, Inc.(b)                          49,702,360
    1,047,500          Merrill Lynch & Co., Inc.                             56,072,675
      449,600          State Street Corp.                                    20,232,000
                                                                        ---------------
                                                                            126,007,035
 COMMERCIAL BANKS  0.4%
 -----------------------------------------------------------------------------------
      320,100          Bank One Corp.                                        12,371,865
 COMMUNICATIONS EQUIPMENT  4.6%
 -----------------------------------------------------------------------------------
    5,450,700          Cisco Systems, Inc.(a)(b)                            106,506,678
    2,458,400          Nokia Oyj (ADR) (Finland)(b)                          38,351,040
                                                                        ---------------
                                                                            144,857,718
 COMPUTERS & PERIPHERALS  7.2%
 -----------------------------------------------------------------------------------
    2,191,500          Dell, Inc.(a)                                         73,174,185
    2,499,700          EMC Corp.(a)(b)                                       31,571,211
    2,198,100          Hewlett-Packard Co.                                   42,555,216
      570,900          International Business Machines Corp.                 50,427,597
    1,127,100          Seagate Technology                                    30,657,120
                                                                        ---------------
                                                                            228,385,329

                                              See Notes to Financial Statements.
             The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 7

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 CONSUMER FINANCE  3.7%
 -----------------------------------------------------------------------------------
    2,133,700          American Express Co.                             $    96,144,522
      548,300          SLM Corp.                                             21,361,768
                                                                        ---------------
                                                                            117,506,290
 DIVERSIFIED FINANCIAL SERVICES  2.3%
 -----------------------------------------------------------------------------------
    1,587,833          Citigroup, Inc.                                       72,262,280
 ELECTRONIC EQUIPMENT & INSTRUMENTS  1.4%
 -----------------------------------------------------------------------------------
    1,995,500          Agilent Technologies, Inc.(a)                         44,120,505
 ENERGY EQUIPMENT & SERVICES  2.7%
 -----------------------------------------------------------------------------------
      529,600          BJ Services Co.(a)                                    18,096,432
    1,406,800          Schlumberger Ltd.                                     68,089,120
                                                                        ---------------
                                                                             86,185,552
 FOOD AND STAPLES RETAILING  3.7%
 -----------------------------------------------------------------------------------
    1,586,300          Wal-Mart Stores, Inc.                                 88,594,855
      547,200          Whole Foods Market, Inc.(a)(b)                        30,194,496
                                                                        ---------------
                                                                            118,789,351
 HEALTH CARE EQUIPMENT & SUPPLIES  1.0%
 -----------------------------------------------------------------------------------
      710,000          Medtronic, Inc.                                       33,313,200
 HOTELS, RESTAURANTS & LEISURE  2.8%
 -----------------------------------------------------------------------------------
      532,000          Marriott International, Inc. (Class 'A' Stock)        22,891,960
    2,283,500          Starbucks Corp.(a)(b)                                 65,764,800
                                                                        ---------------
                                                                             88,656,760
 HOUSEHOLD PRODUCTS  0.9%
 -----------------------------------------------------------------------------------
      312,500          Procter & Gamble Co.                                  29,006,250
 INDUSTRIAL CONGLOMERATES  3.7%
 -----------------------------------------------------------------------------------
      786,000          3M Co.                                                54,289,020
    2,098,800          General Electric Co.                                  62,565,228
                                                                        ---------------
                                                                            116,854,248
 INSURANCE  1.6%
 -----------------------------------------------------------------------------------
      863,425          American International Group, Inc.                    49,819,622

See Notes to Financial Statements.
8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 INTERNET & CATALOG RETAIL  1.8%
 -----------------------------------------------------------------------------------
      634,100          eBay, Inc.(a)(b)                                 $    33,930,691
      746,000          InterActiveCorp.(a)(b)                                24,655,300
                                                                        ---------------
                                                                             58,585,991
 INTERNET SOFTWARE & SERVICES  1.3%
 -----------------------------------------------------------------------------------
    1,152,200          Yahoo!, Inc.(a)(b)                                    40,764,836
 IT SERVICES  0.7%
 -----------------------------------------------------------------------------------
      358,500          Accenture Ltd.(a)                                      8,008,890
      408,200          Paychex, Inc.(b)                                      13,850,226
                                                                        ---------------
                                                                             21,859,116
 MEDIA  5.3%
 -----------------------------------------------------------------------------------
      786,300          Clear Channel Communications, Inc.                    30,115,290
      374,700          General Motors Corp. (Class 'H' Stock)(a)(b)           5,361,957
                       Univision Communications, Inc. (Class 'A'
    1,420,400           Stock)(a)(b)                                         45,353,372
    2,243,966          Viacom, Inc. (Class 'B' Stock)(b)                     85,943,898
                                                                        ---------------
                                                                            166,774,517
 MULTI-LINE RETAIL  2.8%
 -----------------------------------------------------------------------------------
    1,630,300          Kohl's Corp.(a)(b)                                    87,221,050
 OIL & GAS  1.8%
 -----------------------------------------------------------------------------------
      375,250          TotalFinaElf SA (ADR) (France)                        56,634,847
 PERSONAL PRODUCTS  1.0%
 -----------------------------------------------------------------------------------
      485,100          Avon Products, Inc.                                   31,318,056
 PHARMACEUTICALS  10.0%
 -----------------------------------------------------------------------------------
    1,262,400          Abbott Laboratories(b)                                53,715,120
      522,500          Allergan, Inc.                                        41,136,425
    1,099,000          AstraZeneca PLC (ADR) (United Kingdom)(b)             47,696,600
      679,900          Forest Laboratories, Inc.(a)                          34,980,855
      947,100          Johnson & Johnson                                     46,900,392
    1,478,820          Pfizer, Inc.                                          44,926,552
                       Teva Pharmaceutical Industries Ltd. (ADR)
      839,100           (Israel)(b)                                          47,954,565
                                                                        ---------------
                                                                            317,310,509

                                              See Notes to Financial Statements.
             The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 9

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                       VALUE (NOTE 1)
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  12.2%
 -----------------------------------------------------------------------------------
    1,755,100          Altera Corp.(a)(b)                               $    33,171,390
      281,400          Amis Holding, Inc.(a)(b)                               5,194,644
      957,500          Analog Devices, Inc.(a)                               36,404,150
    1,270,400          Applied Materials, Inc.(a)(b)                         23,045,056
    4,363,700          Intel Corp.(b)                                       120,045,387
      920,200          KLA-Tencor Corp.(a)(b)                                47,298,280
    1,797,400          STMicroelectronics NV (Switzerland)                   43,227,470
    3,428,500          Texas Instruments, Inc.(b)                            78,169,800
                                                                        ---------------
                                                                            386,556,177
 SOFTWARE  5.4%
 -----------------------------------------------------------------------------------
    4,716,800          Microsoft Corp.(b)                                   131,079,872
    1,329,700          SAP AG (ADR) (Germany)(b)                             40,436,177
                                                                        ---------------
                                                                            171,516,049
 SPECIALTY RETAIL  6.7%
 -----------------------------------------------------------------------------------
    1,964,800          Bed Bath & Beyond, Inc.(a)                            75,016,064
    1,095,200          CarMax, Inc.(a)                                       35,769,232
      668,300          Lowe's Cos., Inc.(b)                                  34,684,770
    1,793,400          Tiffany & Co.                                         66,947,622
                                                                        ---------------
                                                                            212,417,688
 WIRELESS TELECOMMUNICATION SERVICES  1.1%
 -----------------------------------------------------------------------------------
    1,666,500          Vodafone Group PLC (ADR) (United Kingdom)(b)          33,746,625
                                                                        ---------------
                       Total long-term investments (cost $2,721,791,718)   3,147,592,462
                                                                        ---------------
 SHORT-TERM INVESTMENTS  18.0%
 MUTUAL FUND  18.0%
 -----------------------------------------------------------------------------------
                       Dryden Core Investment Fund - Taxable Money
                        Market Series(c) (Note 3)
  571,568,757           (cost $571,568,757)                                 571,568,757
                                                                        ---------------

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 PRINCIPAL
 AMOUNT (000)          DESCRIPTION                                      VALUE (NOTE 1)
 REPURCHASE AGREEMENT
 -----------------------------------------------------------------------------------
                                                                        $        61,000
          $61          State Street Bank & Trust Co. Repurchase
                        Agreement, dated 9/30/03, 0.05%, due 10/1/03(d)
                        (cost $61,000)
                                                                        ---------------
                       Total short-term investments (cost $571,629,757)     571,629,757
                                                                        ---------------
                       TOTAL INVESTMENTS  117.4%
                        (COST $3,293,421,475; NOTE 5)                     3,719,222,219
                       Liabilities in excess of other assets   (17.4%)     (551,730,085)
                                                                        ---------------
                       NET ASSETS  100%                                 $ 3,167,492,134
                                                                        ---------------
                                                                        ---------------

------------------------------
ADR--American Depositary Receipt.
(a) Non-income producing security.
(b) Securities, or portion thereof, on loan, see Note 4.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
(d) Repurchase price of $61,000. Collateralized by $55,000 U.S. Treasury Notes with a rate of 7.0%, maturity date of 07/15/06, and aggregate market value, including accrued interest, of $63,411.
                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 11

Statement of Assets and Liabilities
as of September 30, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value including securities on loan of $515,113,078
    (cost $3,293,421,475)                                                $3,719,222,219
 Cash                                                                               421
 Receivable for investments sold                                              8,429,456
 Receivable for Series shares sold                                            2,644,152
 Dividends and interest receivable                                            1,332,698
 Receivable for foreign tax reclaim                                             188,576
 Prepaid expenses                                                                48,883
                                                                         --------------
 TOTAL ASSETS                                                             3,731,866,405
                                                                         --------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable to broker for collateral for securities on loan (Note 4)           540,678,229
 Payable for investments purchased                                           14,913,684
 Payable for Series shares reacquired                                         3,997,408
 Accrued expenses and other liabilities                                       2,390,729
 Management fee payable                                                       1,564,094
 Distribution fee payable                                                       825,524
 Deferred directors' fees payable                                                 4,603
                                                                         --------------
 TOTAL LIABILITIES                                                          564,374,271
                                                                         --------------
 NET ASSETS                                                              $3,167,492,134
                                                                         --------------
                                                                         --------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Common stock, at par                                                 $      270,631
    Paid-in capital in excess of par                                      5,025,500,141
                                                                         --------------
                                                                          5,025,770,772
    Accumulated net investment loss                                            (277,816)
    Accumulated net realized loss                                        (2,283,803,201)
    Net unrealized appreciation on investments                              425,802,379
                                                                         --------------
 Net assets, September 30, 2003                                          $3,167,492,134
                                                                         --------------
                                                                         --------------

See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($1,134,839,200 / 96,410,412 shares of common stock issued and outstanding)   $11.77
 Maximum sales charge (5% of offering price)                                      .62
                                                                               ------
 Maximum offering price to public                                              $12.39
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($565,726,360 / 51,425,634 shares of common stock issued and outstanding)     $11.00
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($106,850,322 / 9,713,372 shares of common stock issued and outstanding)      $11.00
 Sales charge (1% of offering price)                                              .11
                                                                               ------
 Offering price to public                                                      $11.11
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($1,360,076,252 / 113,081,272 shares of common stock issued and
 outstanding)                                                                  $12.03
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 13

Statement of Operations
Year Ended September 30, 2003

 NET INVESTMENT LOSS
 -----------------------------------------------------------------------------------
 Income
 Dividends (net of foreign withholding taxes of $753,508)                 $  27,823,231
 Interest                                                                         2,937
 Income from securities lending, net                                            526,245
                                                                          -------------
 TOTAL INCOME                                                                28,352,413
                                                                          -------------
 Expenses
 Management fee                                                              17,141,180
 Distribution fee--Class A                                                    2,585,578
 Distribution fee--Class B                                                    6,021,049
 Distribution fee--Class C                                                    1,055,177
 Transfer agent's fees and expenses                                           7,841,000
 Reports to shareholders                                                      1,651,000
 Custodian's fees and expenses                                                  260,000
 Registration fees                                                              126,000
 Legal fees                                                                      80,000
 Insurance expense                                                               62,000
 Directors' fees                                                                 40,000
 Audit fee                                                                       28,000
 Miscellaneous                                                                   40,185
                                                                          -------------
 TOTAL EXPENSES                                                              36,931,169
                                                                          -------------
 NET INVESTMENT LOSS                                                         (8,578,756)
                                                                          -------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
 -----------------------------------------------------------------------------------
 Net realized gain (loss) on:
    Investment transactions                                                (320,808,717)
    Foreign currency transactions                                              (460,987)
    Swap transactions                                                        (5,927,492)
    Written option transactions                                                 338,755
                                                                          -------------
                                                                           (326,858,441)
                                                                          -------------
 Net change in unrealized appreciation (depreciation) on:
    Investments                                                             887,185,397
    Foreign currencies                                                          119,815
    Swaps                                                                     4,768,104
                                                                          -------------
                                                                            892,073,316
                                                                          -------------
 Net gain on investments and foreign currencies                             565,214,875
                                                                          -------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $ 556,636,119
                                                                          -------------
                                                                          -------------

See Notes to Financial Statements.
14 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                     ------------------------------------------
                                                          2003                2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment loss                                 $   (8,578,756)     $    (16,377,679)
 Net realized loss on investments and foreign
    currency transactions                              (326,858,441)         (694,949,343)
 Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currencies                                          892,073,316          (117,542,005)
                                                     ---------------    ------------------
 Net increase (decrease) in net assets resulting
    from operations                                     556,636,119          (828,869,027)
                                                     ---------------    ------------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6)
 Net proceeds from shares sold                          629,608,202         1,227,189,910
 Cost of shares reacquired                             (895,313,447)       (1,542,593,929)
                                                     ---------------    ------------------
 Net decrease in net assets from Series share
 transactions                                          (265,705,245)         (315,404,019)
                                                     ---------------    ------------------
 Total increase (decrease)                              290,930,874        (1,144,273,046)
 NET ASSETS
 -----------------------------------------------------------------------------------
 Beginning of year                                    2,876,561,260         4,020,834,306
                                                     ---------------    ------------------
 End of year                                         $3,167,492,134      $  2,876,561,260
                                                     ---------------    ------------------
                                                     ---------------    ------------------

                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 15

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Jennison Growth Fund (the 'Series'), Jennison Equity Opportunity Fund and Dryden Active Balanced Fund, formerly known as Prudential Jennison Growth Fund, Prudential Jennison Equity Opportunity Fund and Prudential Active Balanced Fund, respectively. These financial statements relate to Jennison Growth Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 2, 1995.

The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objective by investing primarily in equity securities (common stock, preferred stock and securities convertible into common stock) of established companies with above-average growth prospects.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund, and the Series, in the preparation of its financial statements.
Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and asked prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser, to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Options on securities and indices traded on an exchange are valued at their last sales price as of the close of trading on the applicable exchange or, if there was no sale, at the mean between the most recently quoted bid and asked prices on such exchange. Any security for which a reliable market quotation is unavailable is valued at fair value by a Valuation Committee appointed by the Series' Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of valuation.

Short-term securities which mature in 60 days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a

16 Visit our website at www.jennisondryden.com security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost. Short-term securities which mature in more than 60 days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal, at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received on the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Foreign Currency Translation: The books and records of the Series are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities-at the current rates of exchange.

(ii) purchases and sales of investment securities, income and expenses-at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Series are presented at the foreign exchange rates and market values at the close of the fiscal year, the Series does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term securities held at the end of the fiscal year. Similarly, the Series does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the fiscal year. Accordingly, realized foreign currency gains or losses are included in the reported net realized gains or losses on investment transactions.

Net realized gains or losses on foreign currency transactions represent net foreign exchange gains or losses from the holding of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Series' books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains or losses from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) on investments and foreign currencies.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 17

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among other factors, the possibility of political and economic instability or the level of governmental supervision and regulation of foreign securities markets.

Options: The Series may either purchase or write options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates or foreign currency exchange rates with respect to securities or currencies which the Series currently owns or intends to purchase. The Series' principal reason for writing options is to realize, through receipt of premiums, greater current return than would be realized on the underlying security alone. When the Series purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Series writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the options.

If an option expires unexercised, the Series realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase in determining whether the Series has realized a gain or loss. The difference between the premium and the amount received or paid on effecting a closing purchase or sale transaction is also treated as a realized gain or loss. Gain or loss on purchased options is included in net realized gain or loss on investment transactions. Gain or loss on written options is presented separately as net realized gain or loss on written option transactions.

The Series, as writer of an option, has no control over whether the underlying securities or currencies may be sold (called) or purchased (put). As a result, the Series bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. The Series, as purchaser of an option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts.

Swaps: The Series may enter into swap agreements. A swap agreement is an agreement between two parties to exchange a series of cash flows at specified intervals. Based on a notional amount, each party pays an interest rate or the change in the value of a security. Dividends and interest on the securities in the swap are included in the value of the exchange. The swaps are valued daily at current market value and any unrealized gain or loss is included in the net unrealized appreciation or depreciation on investments. Gain or loss is realized on the termination date of the swap and is equal to the difference between the Series's basis in the swap and the proceeds of the closing transaction, including fees. During

18 Visit our website at www.jennisondryden.com the period that the swap agreement is open, the Series may be subject to risk from the potential inability of the counterparty to meet the terms of the agreement.

Written options and swaps involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees, which are charged directly to the respective class) and realized and unrealized gains or losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital and currency gains, if any, annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in capital when they arise.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal income tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.

NOTE 2. AGREEMENTS

The Fund has a management agreement for the Series with PI. Pursuant to this agreement, PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'). The subadvisory agreement
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 19 provides that Jennison furnishes investment advisory services in connection with the management of the Series. In the connection therewith, Jennison is obligated to keep certain books and records of the Series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the Series' average daily net assets up to $300 million, .575 of 1% of the next $4.7 billion and .55 of 1% of the Series' average daily net assets in excess of $5 billion.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Class A, Class B, Class C and Class Z shares of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the average daily net assets of the Class A shares.

PIMS has advised the Series that it received approximately $314,300 and $51,200 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended September 30, 2003. From these fees, PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.
PIMS has advised the Series that for the year ended September 30, 2003 it received approximately $1,163,500 and $15,100 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. ('Prudential').

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to 20 Visit our website at www.jennisondryden.com increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2003, the Series incurred fees of approximately $6,546,800 for the services of PMFS. As of September 30, 2003, approximately $495,700 of such fees were due to PMFS. Transfer agent fees and expenses in the statement of operations include certain out-of-pocket expenses paid to nonaffiliates, where applicable.

The Series invests in the Taxable Money Market Series (the 'portfolio'), a portfolio of the Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2003, the Series earned income of $452,291 and $526,245 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

Prudential Securities Incorporated ('PSI') was the securities lending agent for the Series. Effective July 1, 2003, Prudential Investment Management, Inc. ('PIM'), an indirect, wholly-owned subsidiary of Prudential, is the Series's securities lending agent. For the year ended September 30, 2003, PSI and PIM have been compensated approximately $139,800 and $35,700 for these services, respectively.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $474,500 in total networking fees, of which the amount relating to the services of Wachovia Securities, LLC ('Wachovia') and PSI, affiliates of PI, was approximately $454,200 for the year ended September 30, 2003. Prudential and Wachovia Corp. formed a joint venture ('Wachovia Securities, LLC') whereby Prudential and
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 21

Wachovia Corp. combined their brokerage business with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of September 30, 2003, approximately $35,800 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses in the Statement of Operations.

For the year ended September 30, 2003, PSI earned approximately $162,500 in brokerage commissions from portfolio transactions executed on behalf of the Series.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2003 were $1,881,659,857 and $2,104,858,557 respectively.

Transactions in options written during the year ended September 30, 2003, were as follows:
                                                     CONTRACTS    PREMIUMS
                                                     ---------    ---------
Balance as of September 30, 2002                           --     $      --
  Options written                                        4,193       338,755
  Options expired                                       (4,193)     (338,755)
                                                     ---------    ---------
Balance as of September 30, 2003                           --     $      --
                                                     ---------    ---------
                                                     ---------    ---------

As of September 30, 2003, the Series had securities on loan with an aggregate market value of $515,113,078. The Series received $540,678,229 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 5. TAX INFORMATION

In order to present undistributed net investment income and accumulated net realized losses on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in capital, undistributed net investment income and accumulated net realized loss on investments. For the year ended September 30, 2003, the adjustments were to decrease accumulated net investment loss by $8,483,216, decrease accumulated net realized loss on investments by $460,987 and decrease paid-in-capital by $8,944,203 primarily due to a net operating loss and foreign currency losses. Net investment income, net realized losses and net assets were not affected by this change.
22 Visit our website at www.jennisondryden.com

The United States federal income tax basis of the Series' investments and the unrealized appreciation as of September 30, 2003 were as follows:

                                                              OTHER            TOTAL NET
                                                           COST BASIS         UNREALIZED
   TAX BASIS        APPRECIATION       DEPRECIATION        ADJUSTMENTS       APPRECIATION
---------------    ---------------    ---------------    ---------------    ---------------
$3,410,676,339      $333,306,934        $24,761,054          $1,635          $308,547,515

The differences between book and tax basis are primarily attributable to deferred losses on wash sales. The other cost basis adjustments are primarily attributable to mark to market of receivables.
As of September 30, 2003 and September 30, 2002, the Series had no distributable earnings.

For federal income tax purposes, the Series had a capital loss carryforward as of September 30, 2003 of approximately $1,906,965,000 of which $1,079,536,000 expires in 2010 and $827,429,000 expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts. The Series elected to treat post-October capital and currency losses of approximately $259,584,000 and $278,000, respectively, incurred in the eleven months ended September 30, 2003 as having been incurred in the next fiscal year.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first fiscal year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Series also may offer Class I shares, which are not subject to any sales or redemption charge and are available only to a limited group of investors.

There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes,
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 23 designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2003 Prudential owned 1,079,418 Class Z shares of the Series.

Transactions in shares of common stock were as follows:

CLASS A                                                         SHARES          AMOUNT
-----------------------------------------------------------   -----------    -------------
Year ended September 30, 2003:
Shares sold                                                    25,543,990    $ 271,119,794
Shares reacquired                                             (42,834,751)    (445,719,986)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (17,290,761)    (174,600,192)
Shares issued upon conversion from Class B                      9,797,378      105,020,781
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                  (7,493,383)   $ (69,579,411)
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                    54,426,925    $ 700,692,168
Shares reacquired                                             (57,373,389)    (739,019,410)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (2,946,464)     (38,327,242)
Shares issued upon conversion from Class B                      3,985,124       52,318,849
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                   1,038,660    $  13,991,607
                                                              -----------    -------------
                                                              -----------    -------------
CLASS B
-----------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                     4,048,553    $  40,800,845
Shares reacquired                                             (13,472,177)    (132,990,054)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (9,423,624)     (92,189,209)
Shares reacquired upon conversion into Class A                (10,441,521)    (105,020,781)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                 (19,865,145)   $(197,209,990)
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                     6,798,052    $  85,592,464
Shares reacquired                                             (19,539,643)    (231,461,634)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                  (12,741,591)    (145,869,170)
Shares reacquired upon conversion into Class A                 (4,217,264)     (52,318,849)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                 (16,958,855)   $(198,188,019)
                                                              -----------    -------------
                                                              -----------    -------------
CLASS C
-----------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                     1,963,314    $  19,748,150
Shares reacquired                                              (3,593,478)     (35,918,500)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                  (1,630,164)   $ (16,170,350)
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                     2,329,008    $  29,134,470
Shares reacquired                                              (4,832,888)     (58,188,187)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                  (2,503,880)   $ (29,053,717)
                                                              -----------    -------------
                                                              -----------    -------------

24 Visit our website at www.jennisondryden.com

CLASS Z                                                         SHARES          AMOUNT
-----------------------------------------------------------   -----------    -------------
Year ended September 30, 2003:
Shares sold                                                    27,123,743    $ 297,939,413
Shares reacquired                                             (25,743,181)    (280,684,907)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                   1,380,562    $  17,254,506
                                                              -----------    -------------
                                                              -----------    -------------
Year ended September 30, 2002:
Shares sold                                                    31,027,575    $ 411,770,808
Shares reacquired                                             (39,237,117)    (513,924,698)
                                                              -----------    -------------
Net increase (decrease) in shares outstanding                  (8,209,542)   $(102,153,890)
                                                              -----------    -------------
                                                              -----------    -------------

            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 25

Financial Highlights

                                                                         CLASS A
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $     9.73
                                                                          --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(b)                                                      (0.02)
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 2.06
                                                                          --------
 Total from investment operations                                             2.04
                                                                          --------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                                          --
                                                                          --------
 Net asset value, end of year                                           $    11.77
                                                                          --------
                                                                          --------
 TOTAL RETURN(A):                                                            20.97%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $1,134,839
 Average net assets (000)                                               $1,034,231
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1)
       fees(c)                                                                1.17%
    Expenses, excluding distribution and service (12b-1) fees                  .92%
    Net investment loss                                                       (.21)%
 For Class A, B, C and Z shares:
    Portfolio turnover rate                                                     64%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
See Notes to Financial Statements.
26 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 -----------------------------------------------------------------------------------
    $    12.50           $    24.20           $    20.05            $  14.44
      --------             --------             --------             -------
          (.04)                (.05)                (.09)               (.08)
         (2.73)               (9.50)                5.42                6.23
      --------             --------             --------             -------
         (2.77)               (9.55)                5.33                6.15
      --------             --------             --------             -------
            --                (2.15)               (1.18)               (.54)
      --------             --------             --------             -------
    $     9.73           $    12.50           $    24.20            $  20.05
      --------             --------             --------             -------
      --------             --------             --------             -------
        (22.16)%             (42.32)%              27.02%              43.58%
    $1,011,241           $1,286,009           $1,745,454            $911,467
    $1,358,013           $1,513,253           $1,489,790            $748,315
          1.08%                1.06%                 .99%               1.05%
           .83%                 .81%                 .74%                .80%
          (.28)%               (.27)%               (.35)%              (.44)%
            71%                  98%                  83%                 56%

                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 27

Financial Highlights
Cont'd.

                                                                         CLASS B
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   9.16
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(b)                                                      (.10)
 Net realized and unrealized gain (loss) on investment
 transactions                                                                1.94
                                                                          -------
 Total from investment operations                                            1.84
                                                                          -------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                                         --
                                                                          -------
 Net asset value, end of year                                            $  11.00
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           20.09%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $565,727
 Average net assets (000)                                                $602,105
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.92%
    Expenses, excluding distribution and service (12b-1) fees                 .92%
    Net investment loss                                                      (.95)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
See Notes to Financial Statements.
28 Visit our website at www.jennisondryden.com

                                     CLASS B
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 -----------------------------------------------------------------------------------
    $    11.86           $    23.23           $    19.43           $    14.11
      --------             --------             --------             --------
          (.13)                (.17)                (.26)                (.22)
         (2.57)               (9.05)                5.24                 6.08
      --------             --------             --------             --------
         (2.70)               (9.22)                4.98                 5.86
      --------             --------             --------             --------
            --                (2.15)               (1.18)               (.54)
      --------             --------             --------             --------
    $     9.16           $    11.86           $    23.23           $    19.43
      --------             --------             --------             --------
      --------             --------             --------             --------
        (22.77)%             (42.70)%              26.04%               42.51%
    $  653,338           $1,046,581           $2,216,911           $1,506,839
    $1,007,499           $1,576,226           $2,158,641           $1,236,825
          1.83%                1.81%                1.74%                1.80%
           .83%                 .81%                 .74%                 .80%
         (1.03)%              (1.02)%              (1.10)%              (1.19)%

                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 29

Financial Highlights
Cont'd.

                                                                         CLASS C
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $   9.16
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss(b)                                                      (.10)
 Net realized and unrealized gain (loss) on investment
 transactions                                                                1.94
                                                                          -------
 Total from investment operations                                            1.84
                                                                          -------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                                         --
                                                                          -------
 Net asset value, end of year                                            $  11.00
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           20.09%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $106,850
 Average net assets (000)                                                $105,518
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.92%
    Expenses, excluding distribution and service (12b-1) fees                 .92%
    Net investment loss                                                      (.96)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
See Notes to Financial Statements.
30 Visit our website at www.jennisondryden.com

                                     CLASS C
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  11.86             $  23.23             $  19.43             $  14.11
      -------              -------              -------              -------
         (.13)                (.17)                (.26)                (.22)
        (2.57)               (9.05)                5.24                 6.08
      -------              -------              -------              -------
        (2.70)               (9.22)                4.98                 5.86
      -------              -------              -------              -------
           --                (2.15)              (1.18)                (.54)
      -------              -------              -------              -------
     $   9.16             $  11.86             $  23.23             $  19.43
      -------              -------              -------              -------
      -------              -------              -------              -------
       (22.77)%             (42.70)%              26.04%               42.51%
     $103,956             $164,216             $291,542             $141,770
     $159,096             $226,607             $242,939             $ 98,033
         1.83%                1.81%                1.74%                1.80%
          .83%                 .81%                 .74%                 .80%
        (1.03)%              (1.02)%              (1.10)%              (1.20)%

                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 31

Financial Highlights
Cont'd.

                                                                         CLASS Z
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                     $     9.92
                                                                          --------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income (loss)(b)                                                --(c)
 Net realized and unrealized gain (loss) on investment
 transactions                                                                 2.11
                                                                          --------
 Total from investment operations                                             2.11
                                                                          --------
 LESS DISTRIBUTIONS:
 Distributions from net realized gains                                          --
                                                                          --------
 Net asset value, end of year                                           $    12.03
                                                                          --------
                                                                          --------
 TOTAL RETURN(A):                                                            21.27%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                          $1,360,076
 Average net assets (000)                                               $1,226,178
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                  .92%
    Expenses, excluding distribution and service (12b-1) fees                  .92%
    Net investment income (loss)                                               .03%

------------------------------
(a) Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) Less than $.005 per share.
See Notes to Financial Statements.
32 Visit our website at www.jennisondryden.com

                                     CLASS Z
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 -----------------------------------------------------------------------------------
    $    12.71           $    24.50           $    20.24           $    14.53
      --------             --------             --------             --------
            --(c)                --(c)              (.02)                (.04)
         (2.79)               (9.64)                5.46                 6.29
      --------             --------             --------             --------
         (2.79)               (9.64)                5.44                 6.25
      --------             --------             --------             --------
            --                (2.15)               (1.18)                (.54)
      --------             --------             --------             --------
    $     9.92           $    12.71           $    24.50           $    20.24
      --------             --------             --------             --------
      --------             --------             --------             --------
        (21.95)%             (42.15)%              27.39%               43.94%
    $1,108,026           $1,524,028           $2,962,816           $1,893,457
    $1,545,628           $2,191,554           $2,733,194           $1,596,809
           .83%                 .81%                 .74%                 .80%
           .83%                 .81%                 .74%                 .80%
          (.03)%               (.02)%               (.10)%               (.19)%

                                              See Notes to Financial Statements.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 33

Report of Independent Auditors

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Jennison Growth Fund, formerly Prudential Jennison Growth Fund, (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 20, 2003
34 Visit our website at www.jennisondryden.com

Supplemental Proxy Information

(Unaudited)

A meeting of the Series' shareholders was held on July 17, 2003, in conjunction with shareholder meetings for certain other funds within the JennisonDryden Mutual Fund complex. The meeting was held for the following purpose:

To elect the following ten individuals to serve on the Series' Board of Directors to a term until the earlier to occur (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy which generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

- David E.A. Carson
- Robert E. La Blanc
- Douglas H. McCorkindale
- Stephen P. Munn
- Richard A. Redeker
- Robin B. Smith
- Stephen Stoneburn
- Clay T. Whitehead
- Judy A. Rice
- Robert F. Gunia

The results of the proxy solicitation on the above matters were:

       TRUSTEE            VOTES FOR      VOTES AGAINST     ABSTENTIONS
---------------------    -----------     -------------     -----------
David E.A. Carson        214,220,978          --               --
Robert E. La Blanc       214,221,965          --               --
Douglas H.
 McCorkindale            214,251,352          --               --
Stephen P. Munn          214,273,910          --               --
Richard A. Redeker       214,272,904          --               --
Robin B. Smith           214,227,668          --               --
Stephen Stoneburn        214,283,828          --               --
Clay T. Whitehead        214,247,569          --               --
Judy A. Rice             214,373,433          --               --
Robert F. Gunia          214,266,724          --               --

One or more matters in addition to the election of Directors were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until a date following the close of the reporting period.
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 35

Management of the Company

(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT DIRECTORS2

DAVID E.A. CARSON (69), Director since 20033
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Director since 20033
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:4 Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Director since 19963
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since
1996).

STEPHEN P. MUNN (61), Director since 19913
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:4 Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).
36 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Director since 19953
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:4 None.

ROBIN B. SMITH (64), Director since 19963
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:4 Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Director since 20033
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:4 None

CLAY T. WHITEHEAD (64), Director since 19963
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund,
Inc.

INTERESTED DIRECTORS1

JUDY A. RICE (55), President since 2003 and Director since 20003
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:4 None
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 37

ROBERT F. GUNIA (56), Vice President and Director since 19963
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Information pertaining to the Officers of the Fund is set forth below.

OFFICERS2

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 20023 Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 19983
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.
38 Visit our website at www.jennisondryden.com

   1 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Jennison
     Associates LLC or Jennison) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).

   2 Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.

   3 There is no set term of office for Directors and Officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of
     Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.

   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.

   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)
            The Prudential Investment Portfolios, Inc. - Jennison Growth Fund 39

Growth of a $10,000 Investment

                 (GRAPH)

Average Annual Total Returns (With Sales Charges) as of 9/30/03
                One Year  Five Years  Ten Years  Since Inception
Class A           14.92%     -1.21%       N/A          5.19%
Class B           15.09      -1.09        N/A          5.09
Class C           17.90      -1.13        N/A          4.96
Class Z           21.27       0.08       8.25%         9.45

Average Annual Total Returns (Without Sales Charges) as of 9/30/03
                One Year  Five Years  Ten Years  Since Inception
Class A           20.97%     -0.19%       N/A          5.87%
Class B           20.09      -0.93        N/A          5.09
Class C           20.09      -0.93        N/A          5.09
Class Z           21.27       0.08       8.25%         9.45

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an Past Past performance is not indicative of future results. Principal and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source:
Prudential Investments LLC and Lipper Inc.
Inception dates: Class A, B, and C, 11/2/95, and Class Z, 4/15/96. On 9/20/96, The
Prudential Institutional Fund/Growth Stock Fund merged into Jennison Growth Fund, Class Z shares. Performance prior to 9/20/96 is for the Growth Stock Fund, which had an inception date of 11/5/92.

The graph compares a $10,000 investment in Jennison Growth Fund (Class A shares) with a similar investment in the S&P 500 Index and the Russell 1000 Growth Index by portraying the initial account values at the commencement of operations of Class A shares (November 2, 1995) and the account values at the end of the current fiscal year (September 30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees (including management fees) were deducted; and (c) all dividends and distributions were reinvested.
The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

Visit our website at www.jennisondryden.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Russell 1000 Growth Index is an unmanaged index comprising those securities in the Russell 1000 Index with a greater-than-average growth orientation. Companies in this index tend to exhibit relatively high price-to-book ratios, price-to-earnings ratios and forecasted growth rates, and relatively low dividend yields.
The indexes' total returns include the reinvestment of all dividends, but do not include the effects of sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund. Other indexes may portray different comparative performance of large-capitalization stock funds. Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc./Jennison Growth Fund

Mail                        Telephone             Website
Gateway Center Three        (800) 225-1852        www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102

DIRECTORS
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

OFFICERS
Judy A. Rice, President - Robert F. Gunia, Vice President -
Grace C. Torres, Treasurer and Principal Financial and Accounting Officer - Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER               Prudential Investments LLC   Gateway Center Three
                                                   100 Mulberry Street
                                                   Newark, NJ 07102

INVESTMENT ADVISER    Jennison Associates LLC      466 Lexington Avenue
                                                   New York, NY 10017

DISTRIBUTOR           Prudential Investment        Gateway Center Three
                      Management Services LLC      14th Floor
                                                   100 Mulberry Street
                                                   Newark, NJ 07102

CUSTODIAN             State Street Bank            One Heritage Drive
                      and Trust Company            North Quincy, MA 02171

TRANSFER AGENT        Prudential Mutual Fund       PO Box 8098
                      Services LLC                 Philadelphia, PA 19101

INDEPENDENT AUDITORS  PricewaterhouseCoopers LLP   1177 Avenue of the
                                                   Americas
                                                   New York, NY 10036

LEGAL COUNSEL         Sullivan & Cromwell LLP      125 Broad Street
New York, NY 10004`

Jennison Growth Fund

Share Class          A          B          C          Z
Nasdaq               PJFAX      PJFBX      PJFCX      PJFZX
CUSIP                74437E107  74437E206  74437E305  74437E404

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
    FEDERAL GOVERNMENT AGENCY

         MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
   ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Jennison Growth Fund

Share Class          A          B          C          Z
Nasdaq               PJFAX      PJFBX      PJFCX      PJFZX
CUSIP                74437E107  74437E206  74437E305  74437E404

MF168E   IFS-A085829

Jennison Equity Opportunity Fund

        Formerly known as Prudential Jennison Equity Opportunity Fund

                 SEPTEMBER 30, 2003    ANNUAL REPORT

                          (GRAPHIC)

                 FUND TYPE
                 Small- to
                 mid-capitalization stock

                 OBJECTIVE
                 Long-term growth of capital

                 This report is not authorized for
                 distribution to prospective investors unless preceded or accompanied by a current prospectus.

                 The views expressed in this report
                 and information about the Fund's
                 portfolio holdings are for the period covered by this report and are subject to change thereafter.

                 JennisonDryden is a service mark of
                 The Prudential Insurance Company
                 of America.

JennisonDrydenMutualFunds

Dear Shareholder,                           November 21, 2003

Recent stories in the media have painted an unflattering portrait of the mutual fund industry. There has also been press coverage of Prudential, almost all of which has been focused on former brokers of Prudential
Securities.* As the manager of JennisonDryden mutual funds, we at Prudential Investments share your concern over these investigations.

State and federal authorities have requested information regarding trading practices from many mutual fund companies from across the nation. Prudential Investments has been cooperating with those inquiries and, at the same time, participating in an internal review.
This review includes activity by the investment professionals of Prudential-managed funds, as well as the policies, systems, and procedures of Prudential Financial's investment units and its proprietary distribution channels, including the former Prudential Securities.

Market timing
While market timing is not illegal, Prudential
Investments has actively discouraged disruptive market timing, and for years, our mutual fund prospectuses have identified and addressed this issue. Our mutual fund business has established operating policies and procedures that are designed to detect and deter frequent trading activities deemed disruptive to the management of Prudential-managed mutual fund portfolios, and we have rejected numerous orders placed by market timers in the past.

* Prudential Investments LLC, the manager of
JennisonDryden Mutual Funds, and Prudential
Investment Management Services, the
distributor of the funds, are part of the Investment Management segment of Prudential
Financial, Inc. and are separate legal
entities from Prudential Securities, a retail brokerage firm formerly owned by Prudential
Financial. In February 2003, Prudential
Financial and Wachovia Corporation announced they were combining their retail brokerage forces. The transaction was completed in July
2003. Wachovia Corporation has a 62% interest in the new firm, which is now known as Wachovia Securities, and Prudential Financial owns the remaining 38%.

Late trading
SEC rules require that orders to purchase or redeem fund shares be received either by the fund or by an intermediary (such as a broker, financial adviser, or 401(k) record keeper) before the time at which the fund calculates its net asset value (normally
4:00 p.m., Eastern time) if they are to receive that day's price. While we can't be absolutely certain that no intermediary has accepted a late trade, our contracts with intermediaries require that they adhere to our prohibition on late trading.

For more than 40 years Prudential has offered investors quality investment products, financial guidance, and responsive customer service. Today, as the manager of JennisonDryden mutual funds, we remain committed to this heritage and to the highest ethical principles in our investment practices.

Sincerely,

Judy A. Rice, President
The Prudential Investment Portfolios, Inc./Jennison Equity Opportunity Fund

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 1

Your Fund's Performance

Fund Objective
The investment objective of the Jennison Equity
Opportunity Fund (the Fund) is long-term growth of capital. There can be no assurance that the Fund will achieve its investment objective.

Cumulative Total Returns1 as of 9/30/03
                                    One Year  Five Years  Since Inception2
Class A                              23.87%      85.36%       117.83%
Class B                              22.96       78.49        106.93
Class C                              22.96       78.49        106.93
Class Z                              24.07       87.67        121.77
S&P 500 Index3                       24.37        5.08         56.64
Russell Midcap Value Index4          28.30       49.79         97.10
Lipper Multi-Cap Value Funds Avg.5   24.67       32.84         67.84

Average Annual Total Returns1 as of 9/30/03
                                    One Year  Five Years  Since Inception2
Class A                              17.67%      11.98%        11.12%
Class B                              17.96       12.16         11.12
Class C                              20.74       12.06         10.96
Class Z                              24.07       13.42         12.24
S&P 500 Index3                       24.37        1.00          6.70
Russell Midcap Value Index4          28.30        8.42         10.31
Lipper Multi-Cap Value Funds Avg.5   24.67        5.55          7.50

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. 1Source: Prudential
Investments LLC and Lipper Inc. The cumulative total returns do not take into account applicable sales charges. If reflected, the applicable sales charge would reduce the cumulative total returns performance quoted.
The average annual total returns do take into account applicable sales charges. Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares, the returns would have been lower. The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining
CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis. Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class
Z shares are not subject to a sales charge or a 12b-1 fee. The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.
2Inception date:  11/7/96. 3The Standard &
Poor's 500 Composite Stock Price Index (S&P 500
Index) is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed.
4The Russell Midcap Value Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000 Index.
5The Lipper Multi-Cap Value Funds Average
(Lipper Average) represents returns based on the average return of all funds in the Lipper
Multi-Cap Value Funds category for the periods noted. Funds in the Lipper Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. Multi-cap funds in the Lipper Average typically have between 25% and 75% of their assets invested in companies with market capitalizations (on a three-year weighted basis) above 300% of the dollar-

2 Visit our website at www.jennisondryden.com weighted median market capitalization of the middle 1,000 securities of the S&P
SuperComposite 1500 Index. Multi-cap value funds typically have a below-average price-to-earnings ratio, price-to-book ratio, and three-year sales-per-share growth value compared with the S&P SuperComposite 1500 Index. Investors cannot invest directly in an index. The returns for these indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.
Returns for the Lipper Average reflect the deduction of operating expenses, but not sales charges or taxes.

Five Largest Holdings expressed as a percentage of net assets as of 9/30/03
Boise Cascade Corp., Paper & Forest Products                   3.1%
--------------------------------------------------------------------
General Motors Corp., Class H, Media                           2.5
--------------------------------------------------------------------
Abbott Laboratories, Pharmaceuticals                           2.2
--------------------------------------------------------------------
Merrill Lynch & Co., Inc., Capital Markets                     2.2
--------------------------------------------------------------------
The Bank of New York Co., Inc., Capital Markets                2.2
--------------------------------------------------------------------
Holdings are subject to change.

Five Largest Industries expressed as a percentage of net assets as of 9/30/03
Energy Equipment & Services                                   10.2%
--------------------------------------------------------------------
Media                                                          8.6
--------------------------------------------------------------------
Capital Markets                                                8.6
--------------------------------------------------------------------
Pharmaceuticals                                                7.8
--------------------------------------------------------------------
Software                                                       4.9
--------------------------------------------------------------------
Industry weightings are subject to change.

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 3

Investment Adviser's Report

The Fund had a very good return over the 12 months ended September 30, 2003, with the return on its Class A shares only slightly trailing the strong gains of the S&P 500 Index and the Lipper Multi-Cap Value Funds Average.

Most of the Fund's reporting period was
characterized by rising markets, with the advance concentrated between mid-March and mid-
June 2003 when investors gradually gained confidence that the U.S. economy was growing.
The Fund had a significant emphasis on
technology stocks and benefited from the sector's surge. Some financial and media companies also were strong performers, but the largest contribution to the Fund's return came from a biotechnology stock, Sepracor, which we purchased opportunistically after it had fallen
90% from the beginning of 2002 to its September trough. Detractors were varied, but most were very small positions.

Technology Rebounded on Signs of Health
With signs that demand for information
technology was improving, investors quickly moved into the sector. The Fund had a substantial commitment to software companies because their shares had generally become inexpensive during the capital spending recession. Software companies often are the first to benefit from a recovery. As share prices shot up, often by 40% to 50% over the reporting period, we locked in some of our profits by selling positions. Synopsis, Inc., which was among those no longer in the portfolio at period-end, made the largest software company contribution to the Fund's return.

In fact, we took profits with sales throughout the technology sector as it outperformed the rest of the market. The largest contribution in the sector came from the steep rise of shares in Solectron Corp., primarily a contract manufacturer for electronics. After Solectron made a new acquisition, its share price fell on concerns about its earnings and the strength of its balance sheet. We had confidence in Solectron's new CEO, and we added to our position in the stock. When investors' concerns were allayed, the stock rebounded. We sold some of our position, taking profits.

Improved Markets Helped Financial Companies
The Fund had built positions during the bear market in many companies whose earnings are sensitive to the capital markets. These have since rebounded from first-quarter lows. Two focuses were brokerage, where we owned positions in Merrill Lynch & Co., Inc. (see
Comments on Largest Holdings) and A.G. Edwards, and transaction processing services, where we owned Bank of New York and Mellon Financial.
Merrill Lynch had the largest impact on the Fund's return because Merrill's

4 Visit our website at www.jennisondryden.com shares rebounded as it benefited from progress in its multi-year cost cutting and restructuring.

We Had Diversified Media Holdings
Together, the Fund's many positions in
satellite broadcasting companies, radio, newspapers, and other publishers added considerably to its performance. Shares of EchoStar Communications Corp. dropped during uncertainty about its bid for General Motors
Corp. Class H (see Comments on Largest
Holdings). Echostar was not only able to stop the deal while incurring little penalty, but gained industry intelligence. Echostar also announced an unexpected repurchase of over 10% of its outstanding shares from Vivendi
Universal. Echostar's share price doubled over the 12 months of this reporting period. We sold the position, taking substantial profits.

Of the Fund's other media holdings, a sharp advance in News Corp. made the largest individual contribution, while Scholastic Corp.
was the major detractor. After Scholastic's disappointing February earnings announcement, we gradually lost confidence that cost cutting and sales of Harry Potter books would restore its growth. We began reducing our exposure, completing our elimination of the position after period-end.

Sepracor Almost Quadrupled in Price
The Fund had a substantial gain on Sepracor. We bought our position at a very attractive price after Sepracor's shares plummeted following an unexpectedly negative Food and Drug
Administration (FDA) ruling. In early 2003,
Sepracor reported earnings significantly above expectations, largely because of rising sales and profit margins on an asthma drug (Xopenex).
Sepracor's new sleep disorder drug, Estorra, is also winning market acceptance. We locked in some of our profits with sales as the share price climbed more than 380% over this reporting period.

Some Positions Declined
Cambrex Corp. manufactures drugs and performs clinical tests for large drug companies.
Consolidation in the drug industry has affected its business, as companies often pause to integrate their processes after an acquisition.
Cambrex lost a large customer, causing its earnings to fall below analysts' expectations.
We reduced the size of our exposure. A weak
2002 Christmas selling season affected
positions in retail chains Circuit City Stores, Inc. and Saks, Inc., but gains on other retail holdings offset the impact. Positions in defense manufacturers Northrop Grumman Corp.
and

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 5

Lockheed Martin Corp. declined. In our view, changing public sentiment about defense spending may have depressed enthusiasm for these stocks. We think that defense spending plans are in place and that Congress will supply the funding to execute them. We expect our defense holdings to recover.

Jennison Equity Opportunity Fund Management Team

------------------------------------------------------------
The Portfolio of Investments following this report shows the size of the Fund's positions at period-end.

6 Visit our website at www.jennisondryden.com

Comments on Largest Holdings

Holdings expressed as a percentage of the Fund's net assets as of 9/30/03.

3.1% Boise Cascade Corp./Paper & Forest Products
     Boise Cascade is a major distributor of office products and lumber, as well as a manufacturer of paper and wood products. We like the stock because prices for lumber and other building products, such as plywood, have been strong due to reduced capacity, low inventories, and strong demand.

2.5% General Motors Corp. Class H/Media
     General Motors' Hughes subsidiary provides global video, digital television, and broadband
     Internet service via satellites. The company's growth rate has been accelerating because of its varied product offerings, and its margins have been improving due to increased productivity. The stock's valuation (share price in relation to earnings) is compelling.

2.2% Abbott Laboratories/Pharmaceuticals
     Abbott Laboratories is one of the major drug companies. Humira, Abbott's drug for rheumatoid arthritis, has been driving its share price. We have taken some profits when prices were relatively high, but still maintain a position.

2.2% Merrill Lynch & Co., Inc./Capital Markets
     Merrill Lynch is a global brokerage and
     investment bank. It has been a great example of Wall Street cost cutting. Restructuring in a bear market has allowed it to show better-than-expected earnings growth. Cost cutting continues to be ahead of schedule.

2.2% The Bank of New York Co., Inc./Capital Markets
     Bank of New York is a regional retail and corporate bank. It offers some services that are not traditional for banks, such as asset management. We took the opportunity to buy shares at what we believe to be a low valuation at the beginning of 2003. The company is in a consolidating industry and has growth prospects in financial transaction processing. We expect advantages from its recent acquisition of Pershing to drive earnings.

Holdings are subject to change.

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 7

Portfolio of Investments
as of September 30, 2003

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 LONG-TERM INVESTMENTS 95.1%
 COMMON STOCKS
 AEROSPACE & DEFENSE  4.0%
 -----------------------------------------------------------------------------------
      295,700          Goodrich Corp.(b)                                 $     7,167,768
      194,700          Lockheed Martin Corp.                                   8,985,405
      194,000          Northrop Grumman Corp.                                 16,726,680
                                                                         ---------------
                                                                              32,879,853
 AIRLINES  0.8%
 -----------------------------------------------------------------------------------
      603,500          AMR Corp.(a)(b)                                         6,910,075
 CAPITAL MARKETS  8.6%
 -----------------------------------------------------------------------------------
      370,000          A.G. Edwards, Inc.                                     14,211,700
      582,600          Janus Capital Group, Inc.                               8,138,922
      285,800          Mellon Financial Corp.                                  8,614,012
      335,900          Merrill Lynch & Co., Inc.                              17,980,727
      157,200          National Financial Partners Corp.(a)(b)                 4,244,400
      613,000          The Bank of New York Co., Inc.(b)                      17,844,430
                                                                         ---------------
                                                                              71,034,191
 CHEMICALS  3.9%
 -----------------------------------------------------------------------------------
      296,800          Cambrex Corp.(b)                                        6,737,360
      533,300          Great Lakes Chemical Corp.                             10,724,663
      707,300          IMC Global, Inc.                                        4,533,793
      649,600          Olin Corp.                                             10,276,672
                                                                         ---------------
                                                                              32,272,488
 COMMERCIAL BANKS  0.8%
 -----------------------------------------------------------------------------------
      188,000          Southwest Bancorporation of Texas, Inc.                 6,863,880
 COMMERCIAL SERVICES & SUPPLIES  2.3%
 -----------------------------------------------------------------------------------
      276,400          Hewitt Associates, Inc.(a)                              6,730,340
      328,700          Manpower, Inc.(b)                                      12,194,770
                                                                         ---------------
                                                                              18,925,110
 COMMUNICATIONS EQUIPMENT  1.2%
 -----------------------------------------------------------------------------------
      160,400          Harris Corp.                                            5,740,716
      606,600          Tellabs, Inc.(a)                                        4,118,814
                                                                         ---------------
                                                                               9,859,530

See Notes to Financial Statements.

8 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 COMPUTERS & PERIPHERALS  0.8%
 -----------------------------------------------------------------------------------
      337,955          Hewlett-Packard Co.                               $     6,542,808
 CONTAINERS & PACKAGING  1.7%
 -----------------------------------------------------------------------------------
      296,800          Temple-Inland, Inc.                                    14,409,640
 DIVERSIFIED TELECOMMUNICATION SERVICES  1.4%
 -----------------------------------------------------------------------------------
      521,500          SBC Communications, Inc.                               11,603,375
 ELECTRONIC EQUIPMENT & INSTRUMENTS  3.3%
 -----------------------------------------------------------------------------------
      450,700          Agilent Technologies, Inc.(a)                           9,964,977
    1,041,500          Solectron Corp.(a)(b)                                   6,092,775
      920,900          Symbol Technologies, Inc.                              11,004,755
                                                                         ---------------
                                                                              27,062,507
 ENERGY EQUIPMENT & SERVICES  10.2%
 -----------------------------------------------------------------------------------
      393,959          FMC Technologies, Inc.(a)                               8,438,601
      584,900          Halliburton Co.(b)                                     14,183,825
      664,000          Rowan Cos, Inc.(a)(b)                                  16,321,120
      338,400          Schlumberger Ltd.                                      16,378,560
      549,600          Transocean, Inc.(a)                                    10,992,000
      469,600          Weatherford International Ltd.(a)                      17,741,488
                                                                         ---------------
                                                                              84,055,594
 FOOD AND STAPLES RETAILING  2.0%
 -----------------------------------------------------------------------------------
      320,700          Costco Wholesale Corp.(a)(b)                            9,967,356
      363,700          The Kroger Co.(a)                                       6,499,319
                                                                         ---------------
                                                                              16,466,675
 HEALTH CARE EQUIPMENT & SUPPLIES  2.5%
 -----------------------------------------------------------------------------------
      431,600          Apogent Technologies, Inc.(a)                           9,003,176
      303,300          Fisher Scientific International, Inc.(a)(b)            12,037,977
                                                                         ---------------
                                                                              21,041,153
 HEALTH CARE PROVIDERS & SERVICES  1.1%
 -----------------------------------------------------------------------------------
      160,700          AmerisourceBergen Corp.                                 8,685,835
 HOTELS, RESTAURANTS & LEISURE  2.0%
 -----------------------------------------------------------------------------------
      520,600          Wendy's International, Inc.(b)                         16,815,380

                                              See Notes to Financial Statements.
 The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 9

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 HOUSEHOLD DURABLES  0.7%
 -----------------------------------------------------------------------------------
      235,500          Maytag Corp.                                      $     5,880,435
 HOUSEHOLD PRODUCTS  1.7%
 -----------------------------------------------------------------------------------
      271,900          Kimberly-Clark Corp.                                   13,953,908
 INSURANCE  3.9%
 -----------------------------------------------------------------------------------
      258,400          CNA Financial Corp.(a)                                  5,431,568
      188,700          The Hartford Financial Services Group, Inc.(b)          9,931,281
      223,000          XL Capital Ltd. Class A (Bermuda)                      17,269,120
                                                                         ---------------
                                                                              32,631,969
 INTERNET SOFTWARE & SERVICES  0.5%
 -----------------------------------------------------------------------------------
      391,700          DoubleClick, Inc.(a)(b)                                 4,218,609
 IT SERVICES  2.4%
 -----------------------------------------------------------------------------------
      506,600          BearingPoint, Inc.(a)                                   4,042,668
      864,200          Ceridian Corp.(a)                                      16,091,404
                                                                         ---------------
                                                                              20,134,072
 MACHINERY  0.5%
 -----------------------------------------------------------------------------------
      115,500          Navistar International Corp.(a)(b)                      4,305,840
 MEDIA  8.6%
 -----------------------------------------------------------------------------------
    1,435,600          General Motors Corp. Class H(a)                        20,543,436
      295,800          Interpublic Group of Cos., Inc.(a)(b)                   4,176,696
      160,300          New York Times Co. Class A                              6,966,638
      638,300          Pearson PLC (ADR) (United Kingdom)(b)                   6,108,531
      684,800          Radio One, Inc. Class D(a)                              9,833,728
       71,000          Scholastic Corp.(a)                                     2,044,090
      421,900          The News Corp. Ltd. (ADR) (Australia)(b)               11,513,651
      261,900          Viacom, Inc. Class B                                   10,030,770
                                                                         ---------------
                                                                              71,217,540
 METALS & MINING  3.5%
 -----------------------------------------------------------------------------------
      651,000          Arch Coal, Inc.                                        14,458,710
      271,500          CONSOL Energy, Inc.(b)                                  5,044,470
      656,100          Harmony Gold Mining Ltd. (ADR) (South Africa)           9,506,889
                                                                         ---------------
                                                                              29,010,069

See Notes to Financial Statements.
10 Visit our website at www.jennisondryden.com

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 MULTI-LINE RETAIL  1.3%
 -----------------------------------------------------------------------------------
      415,300          Nordstrom, Inc.                                   $    10,303,593
 OIL & GAS  2.9%
 -----------------------------------------------------------------------------------
      538,300          Spinnaker Exploration Co.(a)(b)                        12,919,200
      140,300          Total Fina Elf SA (ADR) (France)                       10,634,740
                                                                         ---------------
                                                                              23,553,940
 PAPER & FOREST PRODUCTS  4.1%
 -----------------------------------------------------------------------------------
      901,600          Boise Cascade Corp.                                    24,884,161
      365,700          MeadWestvaco Corp.                                      9,325,350
                                                                         ---------------
                                                                              34,209,511
 PHARMACEUTICALS  7.8%
 -----------------------------------------------------------------------------------
      423,100          Abbott Laboratories                                    18,002,905
      370,300          Bristol-Myers Squibb Co.                                9,501,898
      239,000          Medco Health Solutions, Inc.(a)                         6,197,270
      539,800          Pfizer, Inc.(b)                                        16,399,124
      312,000          Wyeth(b)                                               14,383,200
                                                                         ---------------
                                                                              64,484,397
 ROAD & RAIL  1.3%
 -----------------------------------------------------------------------------------
      380,500          CSX Corp.                                              11,129,625
 SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT  1.7%
 -----------------------------------------------------------------------------------
      298,000          ASML Holding NV (Netherlands)(a)(b)                     3,912,740
      576,900          Vishay Intertechnology, Inc.(a)(b)                     10,107,288
                                                                         ---------------
                                                                              14,020,028
 SOFTWARE  4.9%
 -----------------------------------------------------------------------------------
      338,200          Autodesk, Inc.                                          5,756,164
      258,600          Mentor Graphics Corp.(a)(b)                             4,533,258
      548,900          Microsoft Corp.                                        15,253,931
      681,600          Parametric Technology Corp.(a)                          2,126,592
      748,100          Sybase, Inc.(a)(b)                                     12,725,181
                                                                         ---------------
                                                                              40,395,126
 SPECIALTY RETAIL  0.9%
 -----------------------------------------------------------------------------------
       53,900          Linens 'n Things, Inc.(a)                               1,281,742
      493,000          Toys 'R' Us, Inc.(a)                                    5,930,790
                                                                         ---------------
                                                                               7,212,532

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 11

Portfolio of Investments
as of September 30, 2003 Cont'd.

 -----------------------------------------------------------------------------------
 SHARES                DESCRIPTION                                        VALUE (NOTE 1)
 TEXTILES & APPAREL  1.8%
 -----------------------------------------------------------------------------------
      562,700          Polo Ralph Lauren Corp. Class A                   $    15,091,614
                                                                         ---------------
                       Total long-term investments (cost $730,932,028)       787,180,902
                                                                         ---------------
 SHORT-TERM INVESTMENTS  19.0%
 MUTUAL FUND  19.0%
 -----------------------------------------------------------------------------------
                                                                             156,983,974
  156,983,974          Dryden Core Investment Fund-Taxable Money Market
                        Series(c) (Note 3)
                        (cost $156,983,974)
                                                                         ---------------
 PRINCIPAL
 AMOUNT (000)
 ------------
 U.S. GOVERNMENT SECURITY
 -----------------------------------------------------------------------------------
                                                                                 104,772
 $        105          United States Treasury Bill
                        0.91%, 12/26/03
                        (cost $104,772)
                                                                         ---------------
                       Total short-term investments (cost $157,088,746)      157,088,746
                                                                         ---------------
                       TOTAL INVESTMENTS  114.1%
                        (COST $888,020,774; NOTE 5)                          944,269,648
                       Liabilities in excess of other assets  (14.1%)       (116,865,226)
                                                                         ---------------
                       NET ASSETS  100%                                  $   827,404,422
                                                                         ---------------
                                                                         ---------------

------------------------------
ADR--American Depositary Receipt.
(a) Non-income producing security.
(b) Securities, or portion thereof, on loan, see Note 4.
(c) Represents security, or a portion thereof, purchased with cash collateral received for securities on loan.
See Notes to Financial Statements.
12 Visit our website at www.jennisondryden.com

Statement of Assets and Liabilities
as of September 30, 2003

 ASSETS
 -----------------------------------------------------------------------------------
 Investments, at value including securities on loan of $111,032,216
    (cost $888,020,774)                                                    $944,269,648
 Cash                                                                            44,797
 Receivable for investments sold                                              8,946,653
 Receivable for Series shares sold                                            1,050,176
 Dividends and interest receivable                                              693,422
 Receivable for foreign tax reclaims                                             30,772
 Prepaid expenses                                                                 9,151
                                                                           ------------
 TOTAL ASSETS                                                               955,044,619
                                                                           ------------
 LIABILITIES
 -----------------------------------------------------------------------------------
 Payable to broker for collateral for securities on loan (Note 4)           118,169,543
 Payable for investments purchased                                            5,841,428
 Payable for Series shares reacquired                                         2,085,406
 Accrued expenses and other liabilities                                         822,436
 Management fee payable                                                         409,316
 Distribution fees payable                                                      312,068
                                                                           ------------
 TOTAL LIABILITIES                                                          127,640,197
                                                                           ------------
 NET ASSETS                                                                $827,404,422
                                                                           ------------
                                                                           ------------
 -----------------------------------------------------------------------------------
 Net assets were comprised of:
    Common stock, at par                                                   $     58,771
    Paid-in capital in excess of par                                        874,151,116
                                                                           ------------
                                                                            874,209,887
    Accumulated net realized loss on investments                           (103,054,339)
    Net unrealized appreciation on investments                               56,248,874
                                                                           ------------
 NET ASSETS, SEPTEMBER 30, 2003                                            $827,404,422
                                                                           ------------
                                                                           ------------

See Notes to Financial Statements.
14 Visit our website at www.jennisondryden.com

 CLASS A
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($261,252,179 / 18,375,283 shares of common stock issued and outstanding)     $14.22
 Maximum sales charge (5% of offering price)                                      .75
                                                                               ------
 Maximum offering price to public                                              $14.97
                                                                               ------
                                                                               ------
 CLASS B
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($234,420,935 / 17,101,666 shares of common stock issued and outstanding)     $13.71
                                                                               ------
                                                                               ------
 CLASS C
 -----------------------------------------------------------------------------------
 Net asset value and redemption price per share
 ($66,682,843 / 4,864,644 shares of common stock issued and outstanding)       $13.71
 Sales charge (1% of offering price)                                              .14
                                                                               ------
 Offering price to public                                                      $13.85
                                                                               ------
                                                                               ------
 CLASS Z
 -----------------------------------------------------------------------------------
 Net asset value, offering price and redemption price per share
 ($265,048,465 / 18,429,856 shares of common stock issued and outstanding)     $14.38
                                                                               ------
                                                                               ------

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 15

Statement of Operations
Year Ended September 30, 2003

 NET INVESTMENT INCOME
 -----------------------------------------------------------------------------------
 Income
 Dividends (net of foreign withholding taxes of $81,176)                  $  9,194,525
 Interest                                                                        4,489
 Income from securities lending, net                                            85,038
                                                                          ------------
 TOTAL INCOME                                                                9,284,052
                                                                          ------------
 Expenses
 Management fee                                                              4,422,763
 Distribution fee--Class A                                                     580,987
 Distribution fee--Class B                                                   2,255,787
 Distribution fee--Class C                                                     657,898
 Transfer agent's fees and expenses                                          1,657,000
 Reports to shareholders                                                       417,000
 Custodian's fees and expenses                                                 149,000
 Registration fees                                                              63,000
 Legal fees and expenses                                                        39,000
 Audit fees                                                                     28,000
 Directors' fees                                                                19,000
 Miscellaneous                                                                  32,354
                                                                          ------------
 TOTAL EXPENSES                                                             10,321,789
                                                                          ------------
 NET INVESTMENT LOSS                                                        (1,037,737)
                                                                          ------------
 REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
 -----------------------------------------------------------------------------------
 Net realized loss on investment transactions                              (25,555,063)
 Net change in unrealized appreciation (depreciation) on Investments       183,845,133
                                                                          ------------
 NET GAIN ON INVESTMENTS                                                   158,290,070
                                                                          ------------
 NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                     $157,252,333
                                                                          ------------
                                                                          ------------

See Notes to Financial Statements.
16 Visit our website at www.jennisondryden.com

Statement of Changes in Net Assets

 -----------------------------------------------------------------------------------
                                                           YEAR ENDED SEPTEMBER 30,
                                                     -----------------------------------------
                                                         2003                2002
 INCREASE (DECREASE) IN NET ASSETS
 -----------------------------------------------------------------------------------
 OPERATIONS
 Net investment loss                                 $  (1,037,737)      $   (1,102,039)
 Net realized loss on investment transactions          (25,555,063)         (72,734,891)
 Net change in unrealized appreciation
    (depreciation) on investments                      183,845,133          (88,770,442)
                                                     --------------    ------------------
 Net increase (decrease) in net assets resulting
    from operations                                    157,252,333         (162,607,372)
                                                     --------------    ------------------
 DISTRIBUTIONS FROM NET REALIZED CAPITAL GAINS
    (NOTE 1)
 Class A                                                        --           (8,189,887)
 Class B                                                        --          (10,569,931)
 Class C                                                        --           (2,926,106)
 Class Z                                                        --           (6,845,932)
                                                     --------------    ------------------
                                                                --          (28,531,856)
                                                     --------------    ------------------
 SERIES SHARE TRANSACTIONS (NET OF SHARE
    CONVERSIONS) (NOTE 6)
 Net proceeds from shares sold                         215,235,022          578,976,841
 Net asset value of shares issued to shareholders
    in reinvestment of dividends and distributions              --           27,387,511
 Cost of shares reacquired                            (244,938,716)        (293,071,014)
                                                     --------------    ------------------
 Net increase (decrease) in net assets from Series
    share transactions                                 (29,703,694)         313,293,338
                                                     --------------    ------------------
 TOTAL INCREASE                                        127,548,639          122,154,110
 NET ASSETS
 ----------------------------------------------------------------------------------
 Beginning of year                                     699,855,783          577,701,673
                                                     --------------    ------------------
 End of year                                         $ 827,404,422       $  699,855,783
                                                     --------------    ------------------
                                                     --------------    ------------------

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 17

Notes to Financial Statements

The Prudential Investment Portfolios, Inc. (the 'Fund') is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund was incorporated in Maryland on August 10, 1995 and consists of three series: Jennison Equity Opportunity Fund (the 'Series'), Jennison Growth Fund and Dryden Active Balanced Fund, formerly known as Prudential Jennison Equity Opportunity Fund, Prudential Jennison Growth Fund and Prudential Active Balanced Fund, respectively. These financial statements relate to Jennison Equity Opportunity Fund. The financial statements of the other series are not presented herein. The Series commenced investment operations on November 7, 1996.

The Series' investment objective is to achieve long-term growth of capital. The Series seeks to achieve its objectives by investing primarily in common stocks of established companies with growth prospects believed to be underappreciated by the market.

NOTE 1. ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Series in the preparation of its financial statements.

Securities Valuation: Securities listed on a securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no sale on such day, at the mean between the last reported bid and ask prices, or at the last bid price on such day in the absence of an asked price. Securities traded via Nasdaq are valued at the official closing price provided by Nasdaq. Securities that are actively traded in the over-the-counter market, including listed securities for which the primary market is believed by Prudential Investments LLC ('PI' or 'Manager'), in consultation with the subadviser(s); to be over-the-counter, are valued at market value by an independent pricing agent or principal market maker. Any security for which a reliable market quotation is unavailable is valued at fair value by a Valuation Committee appointed by the Series' Board of Directors.

Investments in mutual funds are valued at their net asset value as of the close of the New York Stock Exchange on the date of the valuation.
Short-term securities which mature in sixty days or less are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at

18 Visit our website at www.jennisondryden.com maturity and cost. Short-term securities which mature in more than sixty days are valued at current market quotations.

Securities Lending: The Series may lend its portfolio securities to qualified institutions. The loans are secured by collateral at least equal at all times, to the market value of the securities loaned. The Series may bear the risk of delay in recovery of, or even loss of rights in, the securities loaned should the borrower of the securities fail financially. The Series receives compensation, net of any rebate, for lending its securities in the form of interest or dividends on the collateral received for the securities loaned, and any gain or loss in the market price of the securities loaned that may occur during the term of the loan.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains or losses on sales of securities are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date and interest income, including amortization of premiums and accretion of discounts on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on the accrual basis which may require the use of certain estimates by management.

Net investment income or loss (other than distribution fees which are charged directly to the respective class), and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets of each class at the beginning of the day.

Dividends and Distributions: The Series expects to pay dividends of net investment income, if any, semi-annually and distributions of net realized capital gains, if any, at least annually. Dividends and distributions, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-dividend date. Permanent book/tax differences relating to income and gains are reclassified to paid-in-capital when they arise.

Federal Income Taxes: For federal income tax purposes, each Series in the Fund is treated as a separate tax paying entity. It is the Series' policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net income and capital gains, if any, to shareholders. Therefore, no federal tax provision is required.

Withholding taxes on foreign dividends are recorded net of reclaimable amounts, at the time the related income is earned.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 19

NOTE 2. AGREEMENTS

The Fund has a management agreement for the Series with PI. Pursuant to this agreement PI has responsibility for all investment advisory services and supervises the subadvisor's performance of such services. PI has entered into a subadvisory agreement with Jennison Associates LLC ('Jennison'), the subadvisory agreement provides that Jennison furnishes investment advisory services in connection with the management of the Series. In connection therewith, Jennison, is obligated to keep certain books and records of the series. PI pays for the services of Jennison, the cost of compensation of officers and employees of the Series, occupancy and certain clerical and bookkeeping costs of the Series. The Series bears all other costs and expenses.

The management fee paid to PI is computed daily and payable monthly, at an annual rate of .60 of 1% of the average daily net assets of the Series up to $300 million and .575 of 1% of the average daily net assets of the Series over $300 million.

The Series has a distribution agreement with Prudential Investment Management Services LLC ('PIMS'), which acts as the distributor of the Series. The Series compensates PIMS for distributing and servicing the Series' Class A, Class B and Class C shares, pursuant to plans of distribution (the 'Class A, B and C Plans'), regardless of expenses actually incurred. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z shares of the Series.

Pursuant to the Class A, B and C Plans, the Series compensates PIMS for distribution-related activities at an annual rate of up to .30 of 1%, 1% and 1% of the average daily net assets of the Class A, B and C shares, respectively. PIMS contractually agreed to limit such fees to .25 of 1% of the Class A shares.

PIMS has advised the Series that it received approximately $232,500 and $38,500 in front-end sales charges resulting from sales of Class A and Class C shares, respectively, during the year ended September 30, 2003. From these fees PIMS paid such sales charges to affiliated broker-dealers, which in turn paid commissions to salespersons and incurred other distribution costs.

PIMS has advised the Series that for the year ended September 30, 2003 it received approximately $660,900 and $43,400 in contingent deferred sales charges imposed upon certain redemptions by Class B and C shareholders, respectively.

PI, PIMS and Jennison are indirect, wholly owned subsidiaries of Prudential Financial, Inc. ('Prudential').

20 Visit our website at www.jennisondryden.com

The Series, along with other affiliated registered investment companies (the 'Funds'), is a party to a syndicated credit agreement ('SCA') with a group of banks. The SCA provides for a commitment of $800 million and allows the Funds to increase the commitment to $1 billion, if necessary. Interest on any borrowings will be incurred at market rates. The Funds pay a commitment fee of .08 of 1% of the unused portion of the SCA. The commitment fee is accrued and is allocated to the Funds pro rata based on net assets. The purpose of the SCA is to serve as an alternative source of funding for capital share redemptions. The expiration date of the SCA was May 2, 2003. On May 2, 2003, the SCA was renewed under the same terms and conditions ('May 2003 renewal'). The expiration date of the May 2003 renewal is April 30, 2004. The Series did not borrow any amounts pursuant to the SCA during the year ended September 30, 2003.

NOTE 3. OTHER TRANSACTIONS WITH AFFILIATES

Prudential Mutual Fund Services LLC ('PMFS'), an affiliate of PI and an indirect, wholly owned subsidiary of Prudential, serves as the Fund's transfer agent. During the year ended September 30, 2003, the Series incurred fees of approximately $1,347,000 for the services of PMFS. As of September 30, 2003, approximately $111,400 of such fees were due to PMFS. Transfer agent fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to nonaffiliates.

The Series invests in the Taxable Money Market Series (the 'portfolio'), a portfolio of the Dryden Core Investment Fund, formerly Prudential Core Investment Fund, pursuant to an exemptive order received from the Securities and Exchange Commission. The portfolio is a money market mutual fund registered under the Investment Company Act of 1940, as amended, and managed by PI. During the year ended September 30, 2003, the Series earned income of $709,450 and $85,038 from the portfolio by investing its excess cash and collateral received from securities lending, respectively.

Prudential Securities Incorporated ('PSI') was the securities lending agent for the Series. Effective July 1, 2003, Prudential Investment Management, Inc., ('PIM'), an indirect wholly owned subsidiary of Prudential, is the Series' securities lending agent. For the year ended September 30, 2003, PSI and PIM have been compensated approximately $22,063 and $6,283, respectively for these services.

The Fund pays networking fees to affiliated and unaffiliated broker/dealers. These networking fees are payments made to broker/dealers that clear mutual fund transactions through a national clearing system. The Series incurred approximately $169,200 in total networking fees, of which the amount relating to the services of Wachovia Securities LLC ('Wachovia') and PSI, affiliates of PI, was approximately

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 21

$158,500 for the year ended September 30, 2003. Effective July 1, 2003, Prudential and Wachovia Corp. formed a joint venture ('Wachovia Securities LLC') whereby Prudential and Wachovia Corp. combined their brokerage businesses with Prudential holding a minority interest. Prior to July 1, 2003, PSI was an indirect, wholly-owned subsidiary of Prudential. As of September 30, 2003, approximately $12,400 of such fees were due to Wachovia. These amounts are included in transfer agent's fees and expenses on the Statement of Operations.

For the year ended September 30, 2003, PSI earned approximately $80,500 in brokerage commissions from portfolio transactions executed on behalf of the Series.

NOTE 4. PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term investments, for the year ended September 30, 2003 were $803,593,426 and $827,456,639, respectively.

As of September 30, 2003, the Series had securities on loan with an aggregate market value of $111,032,216. The Series received $118,169,543 in cash as collateral for securities on loan which was used to purchase highly liquid short-term investments in accordance with the Fund's securities lending procedures.

NOTE 5. DISTRIBUTIONS AND TAX INFORMATION

In order to present undistributed net investment income (loss) and accumulated net realized gains (losses) on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to paid-in-capital in excess of par, undistributed net investment income (loss) and accumulated net realized gains (losses) on investments. For the year ended September 30, 2003, the adjustments were to decrease net investment loss and paid-in-capital by $1,037,737 due to the Series' net operating loss. Net investment income, net realized losses and net assets were not affected by this change.

There were no distributions paid during the fiscal year ended September 30, 2003. For the year ended September 30, 2002, the tax character of total distributions paid, as reflected in the Statement of Changes in Net Assets, are as follows.

     ORDINARY              LONG-TERM                TOTAL
      INCOME             CAPITAL GAINS          DISTRIBUTIONS
------------------     ------------------     ------------------
   $17,558,065            $10,973,791            $28,531,856

As of September 30, 2003, the Series had no distributable earnings. 22 Visit our website at www.jennisondryden.com

The United States federal income tax basis of the Series' investments and the net unrealized appreciation as of September 30, 2003 were as follows:

                                                                    TOTAL NET
                                                                    UNREALIZED
    TAX BASIS             APPRECIATION           DEPRECIATION      APPRECIATION
------------------     ------------------     ------------------   ------------
  $893,397,109             $72,247,796            $21,375,257       $50,872,539

The differences between book and tax basis are primarily attributable to deferred losses on wash sales.

For federal income tax purposes, the Series has a capital loss carryforward of approximately $80,138,900 of which $613,000 expires in 2010 and $79,525,900 which expires in 2011. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amounts.

The Series elected to treat post-October capital losses of approximately $17,539,200 incurred in the eleven months ended September 30, 2003 as having been incurred in the next fiscal year.

NOTE 6. CAPITAL

The Series offers Class A, Class B, Class C and Class Z shares. Class A shares are sold with a front-end sales charge of up to 5%. In some limited circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge for the first fiscal year. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a quarterly basis approximately seven years after purchase. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a front-end sales charge of 1% and a contingent deferred sales charge of 1% during the first 18 months. Class Z shares are not subject to any sales or redemption charge and are offered exclusively for sale to a limited group of investors. The Series also may offer Class I shares, which are not subject to any sales or redemption charge and are available only to a limited group of investors.

There are 3.25 billion shares of $.001 par value common stock of the Fund authorized which are divided into three series, two of which offer four classes, designated Class A, Class B, Class C and Class Z, each of which consists of 250 million authorized shares and the Series also may offer Class I shares, of which 250 million shares are authorized, but none are currently issued and outstanding. As of September 30, 2003 Prudential owned 793,689 Class Z shares of the Series.

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 23

Transactions in shares of common stock were as follows:

CLASS A                                                          SHARES         AMOUNT
------------------------------------------------------------   ----------    -------------
Year ended September 30, 2003:
Shares sold                                                     6,756,710    $  86,196,064
Shares reacquired                                              (6,963,390)     (88,408,245)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                     (206,680)      (2,212,181)
Shares issued upon conversion from Class B                        711,890        9,116,231
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                     505,210    $   6,904,050
                                                               ----------    -------------
                                                               ----------    -------------
Year ended September 30, 2002:
Shares sold                                                    10,058,058    $ 148,041,666
Shares issued in reinvestment of distributions                    525,568        7,794,181
Shares reacquired                                              (5,396,709)     (75,502,672)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    5,186,917       80,333,175
Shares issued upon conversion from Class B                        610,495        8,788,915
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                   5,797,412    $  89,122,090
                                                               ----------    -------------
                                                               ----------    -------------
CLASS B
------------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                     2,362,715    $  29,109,632
Shares reacquired                                              (4,302,366)     (51,776,113)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                   (1,939,651)     (22,666,481)
Shares reacquired upon conversion into Class A                   (735,613)      (9,116,231)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                  (2,675,264)   $ (31,782,712)
                                                               ----------    -------------
                                                               ----------    -------------
Year ended September 30, 2002:
Shares sold                                                     8,880,800    $ 129,839,103
Shares issued in reinvestment of distributions                    689,183        9,993,167
Shares reacquired                                              (4,609,805)     (61,809,569)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding before
  conversion                                                    4,960,178       78,022,701
Shares reacquired upon conversion into Class A                   (626,666)      (8,788,915)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                   4,333,512    $  69,233,786
                                                               ----------    -------------
                                                               ----------    -------------
CLASS C
------------------------------------------------------------
Year ended September 30, 2003:
Shares sold                                                       784,985    $   9,711,911
Shares reacquired                                              (1,784,783)     (21,787,017)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                    (999,798)   $ (12,075,106)
                                                               ----------    -------------
                                                               ----------    -------------
Year ended September 30, 2002:
Shares sold                                                     3,052,330    $  44,554,537
Shares issued in reinvestment of distributions                    193,470        2,805,319
Shares reacquired                                              (1,631,946)     (22,185,979)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                   1,613,854    $  25,173,877
                                                               ----------    -------------
                                                               ----------    -------------

24 Visit our website at www.jennisondryden.com

CLASS Z                                                          SHARES         AMOUNT
------------------------------------------------------------   ----------    -------------
Year ended September 30, 2003:
Shares sold                                                     6,943,952    $  90,217,415
Shares reacquired                                              (6,518,054)     (82,967,341)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                     425,898    $   7,250,074
                                                               ----------    -------------
                                                               ----------    -------------
Year ended September 30, 2002:
Shares sold                                                    16,952,122    $ 256,541,535
Shares issued in reinvestment of distributions                    455,113        6,794,844
Shares reacquired                                              (9,151,281)    (133,572,794)
                                                               ----------    -------------
Net increase (decrease) in shares outstanding                   8,255,954    $ 129,763,585
                                                               ----------    -------------
                                                               ----------    -------------

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 25

Financial Highlights

                                                                         CLASS A
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $  11.48
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                        .01
 Net realized and unrealized gain (loss) on investment
    transactions                                                             2.73
                                                                          -------
 Total from investment operations                                            2.74
                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                          --
 Distributions from net realized gains                                         --
                                                                          -------
 Total distributions                                                           --
                                                                          -------
 Net asset value, end of year                                            $  14.22
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           23.87%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $261,252
 Average net assets (000)                                                $232,395
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1)
       fees(c)                                                               1.15%
    Expenses, excluding distribution and service (12b-1) fees                 .90%
    Net investment income                                                     .07%
 Class A, B, C and Z shares:
    Portfolio turnover rate                                                   115%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
(c) The distributor of the Series contractually agreed to limit its distribution and service (12b-1) fees to .25 of 1% on the average daily net assets of the Class A shares.
See Notes to Financial Statements.
26 Visit our website at www.jennisondryden.com

                                     CLASS A
 -------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 -------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 -----------------------------------------------------------------------------------
     $  14.03             $  14.82             $  12.76             $  10.98
      -------              -------               ------               ------
          .02(b)               .07(b)               .04                  .07
        (1.92)                 .96                 3.38                 2.68
      -------              -------               ------               ------
        (1.90)                1.03                 3.42                 2.75
      -------              -------               ------               ------
           --                 (.05)                  --                 (.06)
         (.65)               (1.77)               (1.36)                (.91)
      -------              -------               ------               ------
         (.65)               (1.82)               (1.36)                (.97)
      -------              -------               ------               ------
     $  11.48             $  14.03             $  14.82             $  12.76
      -------              -------               ------               ------
      -------              -------               ------               ------
       (14.59)%               7.61%               29.23%               26.00%
     $205,215             $169,393             $ 66,117             $ 37,158
     $227,305             $123,058             $ 43,741             $ 35,815
         1.09%                1.13%                1.19%                1.30%
          .84%                 .88%                 .94%                1.05%
          .11%                 .44%                 .64%                 .54%
           94%                 144%                 145%                 111%

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 27

Financial Highlights
Cont'd.

                                                                         CLASS B
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $  11.15
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                         (.09)
 Net realized and unrealized gain (loss) on investment
    transactions                                                             2.65
                                                                          -------
 Total from investment operations                                            2.56
                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                          --
 Distributions from net realized gains                                         --
                                                                          -------
 Total distributions                                                           --
                                                                          -------
 Net asset value, end of year                                            $  13.71
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           22.96%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $234,421
 Average net assets (000)                                                $225,579
 Ratios to average net assets:
   Expenses, including distribution and service (12b-1) fees                 1.90%
   Expenses, excluding distribution and service (12b-1) fees                  .90%
   Net investment income (loss)                                              (.68)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
See Notes to Financial Statements.
28 Visit our website at www.jennisondryden.com

                                     CLASS B
 ------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 ------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 ------------------------------------------------------------------------------
     $  13.74             $  14.61             $  12.68             $  10.96
      -------              -------              -------               ------
         (.09)(b)             (.04)(b)             (.02)                (.03)
        (1.85)                 .94                 3.31                 2.67
      -------              -------              -------               ------
        (1.94)                 .90                 3.29                 2.64
      -------              -------              -------               ------
           --                   --                   --                 (.01)
         (.65)               (1.77)               (1.36)                (.91)
      -------              -------              -------               ------
         (.65)               (1.77)               (1.36)                (.92)
      -------              -------              -------               ------
     $  11.15             $  13.74             $  14.61             $  12.68
      -------              -------              -------               ------
      -------              -------              -------               ------
       (15.21)%               6.76%               28.31%               24.98%
     $220,609             $212,264             $108,440             $ 92,032
     $272,070             $165,575             $ 96,325             $ 94,904
         1.84%                1.88%                1.94%                2.05%
          .84%                 .88%                 .94%                1.05%
         (.63)%               (.29)%               (.12)%               (.20)%

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 29

Financial Highlights
Cont'd.

                                                                         CLASS C
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $  11.15
                                                                           ------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment loss                                                         (.09)
 Net realized and unrealized gain (loss) on investment
    transactions                                                             2.65
                                                                           ------
 Total from investment operations                                            2.56
                                                                           ------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                          --
 Distributions from net realized gains                                         --
                                                                           ------
 Total distributions                                                           --
                                                                           ------
 Net asset value, end of year                                            $  13.71
                                                                           ------
                                                                           ------
 TOTAL RETURN(A):                                                           22.96%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $ 66,683
 Average net assets (000)                                                $ 65,790
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                1.90%
    Expenses, excluding distribution and service (12b-1) fees                 .90%
    Net investment income (loss)                                             (.68)%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
See Notes to Financial Statements.
30 Visit our website at www.jennisondryden.com

                                     CLASS C
 ------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 ------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 ------------------------------------------------------------------------------
     $  13.74             $  14.61             $  12.68              $10.96
       ------               ------               ------               -----
         (.09)(b)             (.05)(b)             (.01)               (.02)
        (1.85)                 .95                 3.30                2.66
       ------               ------               ------               -----
        (1.94)                 .90                 3.29                2.64
       ------               ------               ------               -----
           --                   --                   --                (.01)
         (.65)               (1.77)               (1.36)               (.91)
       ------               ------               ------               -----
         (.65)               (1.77)               (1.36)               (.92)
       ------               ------               ------               -----
     $  11.15             $  13.74             $  14.61              $12.68
       ------               ------               ------               -----
       ------               ------               ------               -----
       (15.21)%               6.76%               28.31%              24.98%
     $ 65,417             $ 58,424             $ 13,457              $7,636
     $ 78,162             $ 32,629             $  9,977              $7,702
         1.84%                1.88%                1.94%               2.05%
          .84%                 .88%                 .94%               1.05%
         (.63)%               (.36)%               (.10)%              (.19)%

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 31

Financial Highlights
Cont'd.

                                                                         CLASS Z
                                                                    ------------------
                                                                        YEAR ENDED
                                                                    SEPTEMBER 30, 2003
 -----------------------------------------------------------------------------------
 PER SHARE OPERATING PERFORMANCE:
 NET ASSET VALUE, BEGINNING OF YEAR                                      $  11.59
                                                                          -------
 INCOME FROM INVESTMENT OPERATIONS:
 Net investment income                                                        .04
 Net realized and unrealized gain (loss) on investment
    transactions                                                             2.75
                                                                          -------
 Total from investment operations                                            2.79
                                                                          -------
 LESS DISTRIBUTIONS:
 Dividends from net investment income                                          --
 Distributions from net realized gains                                         --
                                                                          -------
 Total distributions                                                           --
                                                                          -------
 Net asset value, end of year                                            $  14.38
                                                                          -------
                                                                          -------
 TOTAL RETURN(A):                                                           24.07%
 RATIOS/SUPPLEMENTAL DATA:
 Net assets, end of year (000)                                           $265,048
 Average net assets (000)                                                $232,369
 Ratios to average net assets:
    Expenses, including distribution and service (12b-1) fees                 .90%
    Expenses, excluding distribution and service (12b-1) fees                 .90%
    Net investment income                                                     .33%

------------------------------
(a) Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions.
(b) Calculated based upon average shares outstanding during the year.
See Notes to Financial Statements.
32 Visit our website at www.jennisondryden.com

                                     CLASS Z
 ------------------------------------------------------------------------------
                            YEAR ENDED SEPTEMBER 30,
 ------------------------------------------------------------------------------
       2002                 2001                 2000                 1999
 ------------------------------------------------------------------------------
     $  14.12             $  14.92             $  12.80              $11.00
      -------              -------               ------               -----
          .05(b)               .10(b)               .04                 .09
        (1.93)                 .97                 3.44                2.69
      -------              -------               ------               -----
        (1.88)                1.07                 3.48                2.78
      -------              -------               ------               -----
           --                 (.10)                  --                (.07)
         (.65)               (1.77)               (1.36)               (.91)
      -------              -------               ------               -----
         (.65)               (1.87)               (1.36)               (.98)
      -------              -------               ------               -----
     $  11.59             $  14.12             $  14.92              $12.80
      -------              -------               ------               -----
      -------              -------               ------               -----
       (14.34)%               7.85%               29.64%              26.31%
     $208,615             $137,620             $ 17,092              $4,263
     $228,798             $ 87,301             $  8,446              $3,088
          .84%                 .88%                 .94%               1.05%
          .84%                 .88%                 .94%               1.05%
          .37%                 .66%                 .96%                .76%

                                              See Notes to Financial Statements.
The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 33

Report of Independent Auditors

To the Shareholders and Board of Directors of The Prudential Investment Portfolios, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Prudential Investment Portfolios, Inc.--Jennison Equity Opportunity Fund, formerly Prudential Jennison Equity Opportunity Fund (the 'Fund', one of the portfolios constituting The Prudential Investment Portfolios, Inc.) at September 30, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as 'financial statements') are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
November 20, 2003

34 Visit our website at www.jennisondryden.com

Supplemental Proxy Information
(Unaudited)

A meeting of the Series' shareholders was held on July 17, 2003, in conjunction with shareholder meetings for certain other funds within the JennisonDryden Mutual Fund complex. The meeting was held for the following purpose:
To elect the following ten individuals to serve on the Series' Board of Directors to a term until the earlier to occur (a) the next meeting of shareholders at which Board Members are elected and until their successors are elected and qualified or (b) until their terms expire in accordance with each Fund's retirement policy which generally calls for the retirement of Directors on December 31 of the year in which they reach the age of 75.

- David E.A. Carson
- Robert E. La Blanc
- Douglas H. McCorkindale
- Stephen P. Munn
- Richard A. Redeker
- Robin B. Smith
- Stephen Stoneburn
- Clay T. Whitehead
- Judy A. Rice
- Robert F. Gunia

The results of the proxy solicitation on the above matters were:

         DIRECTOR            VOTES FOR      VOTES AGAINST     ABSTENTIONS
   ---------------------    -----------     -------------     -----------
   David E.A. Carson         47,090,004          --               325,232
   Robert E. La Blanc        47,102,277          --               312,959
   Douglas H.
    McCorkindale             47,103,475          --               311,761
   Stephen P. Munn           47,105,746          --               309,490
   Richard A. Redeker        47,104,872          --               310,364
   Robin B. Smith            47,094,844          --               320,392
   Stephen Stoneburn         47,107,147          --               308,089
   Clay T. Whitehead         47,111,266          --               303,970
   Judy A. Rice              47,101,893          --               313,343
   Robert F. Gunia           47,107,836          --               307,400

One or more matters in addition to the election of Director were submitted for shareholder approval, and the shareholder meeting relating to those matters was adjourned until a date following the close of the reporting period.

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 35

Management of the Company
(Unaudited)

Information pertaining to the Directors of the Fund is set forth below. Directors who are not deemed to be 'interested persons' of the Fund, as defined in the 1940 Act are referred to as 'Independent Directors.' Directors who are deemed to be 'interested persons' of the Fund are referred to as 'Interested Directors.' 'Fund Complex'D consists of the Fund and any other investment companies managed by PI.

INDEPENDENT DIRECTORS2

DAVID E.A. CARSON (69), Director since 20033
Oversees 99 portfolios in Fund complex
Principal occupations (last 5 years): Director (January 2000 to May 2000), Chairman (January 1999 to December 1999), Chairman and Chief Executive Officer (January 1998 to December 1998) and President, Chairman and Chief Executive Officer (1983-1997) of People's Bank.
Other Directorships held:4 Director of United Illuminating and UIL Holdings (utility company), since 1993.

ROBERT E. LA BLANC (69), Director since 20033
Oversees 119 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1981) of Robert E. La Blanc Associates, Inc. (telecommunications); formerly General Partner at Salomon Brothers and Vice-Chairman of Continental Telecom; Trustee of Manhattan
College.
Other Directorships held:4 Director of Storage Technology Corporation (since
1979) (technology), Chartered Semiconductor Manufacturing, Ltd. (since 1998); Titan Corporation (electronics) (since 1995), Computer Associates International, Inc. (since 2002) (software company); FiberNet Telecom Group, Inc. (since 2003) (telecom company); Director (since April 1999) of the High Yield Plus Fund,
Inc.

DOUGLAS H. MCCORKINDALE (64), Director since 19963
Oversees 101 portfolios in Fund complex
Principal occupations (last 5 years): Chairman (since February 2001), Chief Executive Officer (since June 2000) and President (since September 1997) of Gannett Co. Inc. (publishing and media); formerly Vice Chairman (March 1984-May
2000) of Gannett Co., Inc.
Other Directorships held:4 Director of Gannett Co. Inc., Director of Continental Airlines, Inc. (since May 1993); Director of Lockheed Martin Corp. (aerospace and defense) (since May 2001); Director of The High Yield Plus Fund, Inc. (since
1996).

STEPHEN P. MUNN (61), Director since 19913
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since 1994) and formerly Chief Executive Officer (1988-2001) and President of Carlisle Companies Incorporated.
Other Directorships held:4 Chairman of the Board (since January 1994) and Director (since 1988) of Carlisle Companies Incorporated (manufacturer of industrial products); Director of Gannet Co. Inc. (publishing and media).
36 Visit our website at www.jennisondryden.com

RICHARD A. REDEKER (60), Director since 19953
Oversees 102 portfolios in Fund complex
Principal occupations (last 5 years): Management Consultant; formerly employee of Prudential Investments (October 1996-December 1998); Director of Invesmart, Inc. (since 2001) and Director of Penn Tank Lines, Inc. (since 1999).
Other Directorships held:4 None.

ROBIN B. SMITH (64), Director since 19963
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): Chairman of the Board (since January 2003) of Publishers Clearing House (direct marketing), formerly Chairman and Chief Executive Officer (August 1996-January 2003) of Publishers Clearing House.
Other Directorships held:4 Director of BellSouth Corporation (since 1992).

STEPHEN STONEBURN (60), Director since 20033
Oversees 107 portfolios in Fund complex
Principal occupations (last 5 years): President and Chief Executive Officer (since June 1996) of Quadrant Media Corp. (a publishing company); formerly President (June 1995-June 1996) of Argus Integrated Media, Inc.; Senior Vice President and Managing Director (January 1993-1995) of Cowles Business Media and Senior Vice President of Fairchild Publications, Inc. (1975-1989).
Other Directorships held:4 None

CLAY T. WHITEHEAD (64), Director since 19963
Oversees 106 portfolios in Fund complex
Principal occupations (last 5 years): President (since 1983) of National Exchange Inc. (new business development firm).
Other Directorships held:4 Director (since 2000) of the High Yield Plus Fund,
Inc.

INTERESTED DIRECTORS1

JUDY A. RICE (55), President since 2003 and Director since 20003
Oversees 109 portfolios in Fund complex
Principal occupations (last 5 years): President, Chief Executive Officer, Chief Operating Officer and Officer-in-Charge (since 2003) of PI; Director, Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer (since May 2003) of American Skandia Advisory Services, Inc. and American Skandia Investment Services, Inc.; Director, Officer-in-Charge, President, Chief Executive Officer (since May 2003) of American Skandia Fund Services, Inc.; formerly various positions to Senior Vice President (1992-1999) of Prudential Securities; and various positions to Managing Director (1975-1992) of Salomon Smith Barney; Member of Board of Governors of the Money Management Institute.
Other Directorships held:4 None

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 37

ROBERT F. GUNIA (56), Vice President and Director since 19963
Oversees 189 portfolios in Fund complex
Principal occupations (last 5 years): Chief Administrative Officer (since June
1999) of PI; Executive Vice President and Treasurer (since January 1996) of PI; President (since April 1999) of Prudential Investment Management Services LLC
(PIMS); Corporate Vice President (since September 1997) of The Prudential Insurance Company of America (Prudential); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; formerly Senior Vice President (March 1987-May 1999) of Prudential Securities.
Other Directorships held:4 Vice President and Director (since May 1989) and Treasurer (since 1999) of The Asia Pacific Fund, Inc.
Information pertaining to the Officers of the Fund is set forth below.

OFFICERS2

MARGUERITE E.H. MORRISON (47), Chief Legal Officer since 2003 and Assistant Secretary since 20023
Principal occupations (last 5 years): Vice President and Chief Legal Officer--Mutual Funds and Unit Investment Trust (since August 2000) of Prudential; Senior Vice President and Secretary (since April 2003) of PI; Senior Vice President and Secretary (since May 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Fund Services, Inc.; Vice President and Assistant Secretary of PIMS (since October 2001), previously Senior Vice President and Assistant Secretary (February 2001-April 2003) of PI, Vice President and Associate General Counsel (December 1996-February 2001) of PI.

MARYANNE RYAN (39), Anti-Money Laundering Compliance Officer since 20023 Principal occupations (last 5 years): Vice President, Prudential (since November
1998), First Vice President, Prudential Securities (March 1997-May 1998); Anti-Money Laundering Compliance Officer (since 2003) of American Skandia Investment Services, Inc., American Skandia Advisory Services, Inc. and American Skandia Marketing, Inc.

GRACE C. TORRES (44), Treasurer and Principal Financial and Accounting Officer since 19983
Principal occupations (last 5 years): Senior Vice President (since January 2000) of PI, Senior Vice President and Assistant Treasurer (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Advisory Services, Inc.; formerly First Vice President (December 1996-January 2000) of PI and First Vice President (March 1993-1999) of Prudential Securities.

38 Visit our website at www.jennisondryden.com

   1 'Interested' Director, as defined in the 1940 Act, by reason of employment with the Manager, (Prudential Investments LLC or PI), the Subadviser (Jennison
     Associates LLC or Jennison) or the Distributor (Prudential Investment Management
     Services LLC or PIMS).
   2 Unless otherwise noted, the address of the Directors and Officers is c/o:
     Prudential Investments LLC, Gateway Center Three, 100 Mulberry Street, Newark, NJ
     07102.
   3 There is no set term of office for Directors and Officers. The Independent
     Directors have adopted a retirement policy, which calls for the retirement of
     Directors on December 31 of the year in which they reach the age of 75. The table shows the individuals length of service as Director and/or Officer.
   4 This includes only directorships of companies requested to register, or file reports with the SEC under the Securities and Exchange Act of 1934 (that is,
     'public companies') or other investment companies registered under the 1940 Act.
   D The Fund Complex consists of all investment companies managed by PI. The Funds for which PI serves as manager include JennisonDryden Mutual Funds, Strategic Partners
     Funds, American Skandia Advisor Funds, Inc., The Prudential Variable Contract
     Accounts 2, 10, 11, The Target Portfolio Trust, The Prudential Series Fund, Inc.,
     American Skandia Trust, and Prudential's Gibraltar Fund.

Additional information about the Fund's Directors is included in the Fund's Statement of Additional Information which is available without charge, upon request, by calling (800) 521-7466 or (732) 482-7555 (Calling from outside the U.S.)

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund 39

Growth of a $10,000 Investment

               (GRAPH)

Average Annual Total Returns (With Sales Charges) as of 9/30/03
                 One Year      Five Years      Since Inception2
Class A           17.67%         11.98%             11.12%
Class B           17.96          12.16              11.12
Class C           20.74          12.06              10.96
Class Z           24.07          13.42              12.24

Average Annual Total Returns (Without Sales Charges) as of 9/30/03
                 One Year      Five Years      Since Inception2
Class A           23.87%         13.14%             11.95%
Class B           22.96          12.28              11.12
Class C           22.96          12.28              11.12
Class Z           24.07          13.42              12.24

Past performance is not indicative of future results. Principal value and investment return will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Source: Prudential
Investments LLC and Lipper Inc. Inception date:
11/7/96.

The graph compares a $10,000 investment in the Jennison Equity Opportunity Fund (Class A shares) with a similar investment in S&P 500
Index and the Russell Midcap Value Index by portraying the initial account values at the commencement of operations of Class A shares
(November 7, 1996) and the account values at the end of the current fiscal year (September
30, 2003) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) the maximum applicable front-end sales charge was deducted from the initial $10,000 investment in Class A shares; (b) all recurring fees
(including management fees) were deducted; and
(c) all dividends and distributions were reinvested. The line graph provides information for Class A shares only. As indicated in the tables provided earlier, performance for Class
B, Class C, and Class Z shares will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without a distribution and service (12b-1) fee waiver of 0.05% for Class A shares through September 30, 2003, the returns shown in the graph and for Class A shares in the tables would have been lower.

Visit our website at www.jennisondryden.com

The S&P 500 Index is an unmanaged index of 500 stocks of large U.S. public companies. It gives a broad look at how U.S. stock prices have performed. The Russell Midcap Value Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell
1000 Index. The indexes' total returns include the reinvestment of all dividends, but do not reflect deductions for sales charges, operating expenses of a mutual fund, or taxes. These returns would be lower if they included the effects of these deductions for sales charges, operating expenses, or taxes. The securities that comprise the indexes may differ substantially from the securities in the Fund.
Other indexes may portray different comparative performance for small- or mid-cap stock funds.
Investors cannot invest directly in an index.

The Fund charges a maximum front-end sales charge of 5% for Class A shares in most circumstances, and a 12b-1 fee of up to 0.30% annually. In some circumstances, Class A shares may not be subject to a front-end sales charge, but may be subject to a 1% contingent deferred sales charge (CDSC) for the first year. Class B shares are subject to a declining CDSC of 5%, 4%, 3%, 2%, 1%, and 1% respectively for the first six years after purchase and a 12b-1 fee of 1% annually. Approximately seven years after purchase, Class B shares will automatically convert to Class A shares on a quarterly basis.
Class C shares are subject to a front-end sales charge of 1%, a CDSC of 1% for shares redeemed within 18 months of purchase, and a 12b-1 fee of 1% annually. Class Z shares are not subject to a sales charge or 12b-1 fee. The returns in the graph and the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares.

The Prudential Investment Portfolios, Inc. - Jennison Equity Opportunity Fund

Mail                        Telephone               Website
Gateway Center Three        (800) 225-1852          www.jennisondryden.com
100 Mulberry Street
Newark, NJ 07102


DIRECTORS
David E.A. Carson - Robert F. Gunia - Robert E. La Blanc -
Douglas H. McCorkindale - Stephen P. Munn - Richard A. Redeker -
Judy A. Rice - Robin B. Smith - Stephen D. Stoneburn - Clay T. Whitehead

OFFICERS
Judy A. Rice, President - Robert F. Gunia, Vice President - Grace C. Torres, Treasurer and Principal Financial and Accounting Officer -
Marguerite E.H. Morrison, Chief Legal Officer and Assistant Secretary - Maryanne Ryan, Anti-Money Laundering Compliance Officer

MANAGER                Prudential Investments LLC   Gateway Center Three
                                                    100 Mulberry Street
                                                    Newark, NJ 07102

INVESTMENT ADVISER     Jennison Associates LLC      466 Lexington Avenue
                                                    New York, NY 10017

DISTRIBUTOR            Prudential Investment        Gateway Center Three
                       Management Services LLC      14th Floor
                                                    100 Mulberry Street
                                                    Newark, NJ 07102

CUSTODIAN              State Street Bank            One Heritage Drive
                       and Trust Company            North Quincy, MA 02171

TRANSFER AGENT         Prudential Mutual Fund       PO Box 8098
                       Services LLC                 Philadelphia, PA 19101

INDEPENDENT AUDITORS   PricewaterhouseCoopers LLP   1177 Avenue of the Americas
                                                    New York, NY 10036
LEGAL COUNSEL          Sullivan & Cromwell LLP      125 Broad Street
                                                    New York, NY 10004

Jennison Equity Opportunity Fund

Share Class            A           B           C           Z
Nasdaq                 PJIAX       PJIBX       PJGCX       PJGZX
CUSIP                  74437E503   74437E602   74437E701   74437E800

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY
   FEDERAL GOVERNMENT AGENCY

        MAY LOSE VALUE

ARE NOT A DEPOSIT OF OR GUARANTEED BY
  ANY BANK OR ANY BANK AFFILIATE

JennisonDrydenMutualFunds

Jennison Equity Opportunity Fund
Share Class            A           B           C           Z
Nasdaq                 PJIAX       PJIBX       PJGCX       PJGZX
CUSIP                  74437E503   74437E602   74437E701   74437E800

MF172E   IFS-A085833

Item 2 -- Code of Ethics -- See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the "Section 406 Standards for Investment Companies -- Ethical Standards for Principal Executive and Financial Officers") that applies to the registrant's Principal Executive Officer and Principal Financial Officer; the registrant's Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant at (973) 367-7525, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 -- Audit Committee Financial Expert --

The registrant's Board has determined that Mr. Stephen Munn, member of the Board's Audit Committee is an "audit committee financial expert," and that he is "independent," for purposes of this Item.

Item 4 -- Principal Accountant Fees and Services -- Not required in this filing

Item 5 -- Reserved

Item 6 -- Reserved

Item 7 -- Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies -- Not required in this filing

Item 8 -- Reserved

Item 9 -- Controls and Procedures

    (a) It is the conclusion of the registrant's principal executive officer and principal financial officer that the effectiveness of the registrant's current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission's rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant's principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

    (b) There have been no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 -- Exhibits

    (a) Code of Ethics -- Attached hereto

    (b) Certifications pursuant to Sections 302 and 906 of the Sarbanes-Oxley Act -- Attached hereto

                                  SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) The Prudential Investment Portfolios, Inc.

By (Signature and Title)*    /s/Marguerite E.H. Morrison
                             ------------------------------
                             Marguerite E.H. Morrison
                             Assistant Secretary

Date  November 24, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)*    /s/Judy A. Rice
                             ------------------------------
                             Judy A. Rice
                             President and Principal Executive Officer

Date  November 24, 2003




By (Signature and Title)*    /s/Grace C. Torres
                             ------------------------------
                             Grace C. Torres
                             Treasurer and Principal Financial Officer

Date  November 24, 2003



* Print the name and title of each signing officer under his or her signature.